[GRAPHIC]

[MFS INVESTMENT MANAGEMENT LOGO]


                    MFS(R) MUNICIPAL
                    SERIES TRUST

                    ANNUAL REPORT - MARCH 31, 2002

                    FOR THE STATES OF: ALABAMA, ARKANSAS,
                    CALIFORNIA, FLORIDA, GEORGIA, MARYLAND,
                    AND MASSACHUSETTS





YOU CAN RECEIVE THIS REPORT VIA E-MAIL. SEE PAGE 69 FOR DETAILS.


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TABLE OF CONTENTS

Letter from the Chairman                                                       1
Management Review and Outlook                                                  3
Performance Summary                                                            5
Results of Shareholder Meeting                                                14
Portfolio of Investments                                                      16
Financial Statements                                                          35
Notes to Financial Statements                                                 58
Independent Auditors' Report                                                  67
Trustees and Officers                                                         72


MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     -    information we receive from you on applications or other forms

     - information about your transactions with us, our affiliates, or others, and

     -    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policy may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.



           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
         NOT A DEPOSIT  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]

JEFFREY L. SHAMES

DEAR SHAREHOLDERS,

The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

      - Is the recession genuinely over?

      - If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER

According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."

SHOULD I CHANGE MY PORTFOLIO?

Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU

The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ JEFFREY L. SHAMES

JEFFREY L. SHAMES

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MFS INVESTMENT MANAGEMENT(R)

April 15, 2002

(1)  Source: THE WALL STREET JOURNAL ONLINE, April 8, 2002.

(2)  Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

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MANAGEMENT REVIEW AND OUTLOOK

DEAR SHAREHOLDERS,

The economic environment during the twelve months ended March 31, 2002, was a challenging one for investors in fixed-income securities, including municipal bonds. Interest rates on all maturities experienced wide variations and the shape of the yield curve changed dramatically over the period. Overall, yields on securities with maturities less than four years were modestly lower, while yields on longer maturities rose slightly. However, these small changes belie the actual volatility experienced during this time.

During the first half of the period, interest rates on all maturities generally moved lower as the downturn in economic activity, which started in the fourth quarter of 2000, persisted throughout the summer of 2001 and into the fall. The events of September 11 heightened concern that the recession would deepen. In response, the Federal Reserve Board (the Fed) continued to aggressively lower the federal funds rate in an effort to stimulate the economy. Fiscal policy also eased dramatically in support of the Fed's efforts at spurring growth; lower tax rates and tax refunds helped consumer spending to remain relatively strong throughout the period.

As the fourth quarter of 2001 unfolded, economic data portrayed an economy that was rebounding from the slowdown, much to the surprise of most market participants, who we think expected a longer period of weak growth. As early signs of an economic recovery emerged, bond investors turned their attention to determining the strength and sustainability of any recovery and the potential for higher inflation.

In response to this up-tick in growth, the Fed left interest rates unchanged at both its January and March meetings and, even more importantly, changed its outlook from an easing bias to a neutral bias. The combination of a nascent economic rebound and a shift in Fed policy caused long-term rates to rise through the end of the period. For the 12 months as a whole, long-term rates fell in the first half of the period and rose in the second half.

We think this type of volatile interest rate environment supports our belief that attempting to forecast in interest rate changes -- and using those forecasts to try to improve a fund's performance -- is a very risky long-term strategy. For this reason we have tended to keep the funds' durations roughly neutral to those of their peers. (Duration is a measure of a fund's sensitivity to changes in interest rates.)

Looking at factors that affected performance, we believe the two main areas in which our investment process added value were positioning on the yield curve and security selection. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; under normal circumstances, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.) We've said in previous reports that we believe the 15- to 20-year area of the yield curve is the "sweet spot," the optimal area of the curve. Over the long term, our research has shown that 15- to 20-year bonds have historically tended to deliver nearly as much yield as longer-term bonds -- but with less interest rate volatility.

Over the period, that was indeed the case. Although 15- to 20-year bonds lost some value because long-term rates rose, they did not lose as much value as 20- to 30-year bonds. So within our competitive universe, our overweighting in the 15- to 20-year area of the yield curve helped relative performance over the period.

We think our health care holdings demonstrated how security and sector selection added value. In previous reports we've written about our overweight position in health care, a sector that was out of favor but that we felt had strong potential. Over the period, we saw that potential bear fruit as credit quality improved in the sector as a whole and health care outperformed most other sectors. Our research indicated investors were still being paid more interest to own health care bonds than comparable bonds in most other sectors, so we think we may be in the middle stages of a positive long-term story for our health care investments.

State budgets made headlines over the period, as the recession led to lower tax revenues that caused a number of states to go from budget surpluses to budget shortfalls. We saw credit quality in general decrease at the state level, but so far the effect on the municipal market has been minimal. Bonds such as state and municipal general obligation bonds are backed by tax revenues, so the big question, in our view, is how long those revenues will take to recover. Our experience in previous downturns has been that tax revenues have not bounced back as quickly as the general economy, so we think states will have to dip fairly deeply into their rainy day funds to balance their budgets. Our analysts have been looking carefully at our tax-backed holdings for potential problems.

One way we responded to the situation was to favor insured bonds for some of our new purchases. These bonds have insurance to cover the timely payment of principal and interest, in case the issuer gets into trouble. In return for this increased safety, however, these bonds pay a slightly lower interest rate.

Looking ahead, the Fed has signaled that its next interest rate move will likely be an increase, although that may not happen for several months. Some might say that any Fed rate increase will be bad for bond investors; we think that may not be the case. Since the market now expects the Fed to raise rates, we feel the market has already priced in the impact of a rate increase on long-term bond prices over the next several months.

We believe the environment may still be good for bonds, especially in the 15- to 20-year area of the yield curve. As opposed to this past period, when shorter was better, we think any Fed rate increases could be worse for shorter maturity bonds, where we have been underweighted.

Looking at the long end of the curve, we would argue that low inflation may allow interest rates to remain relatively stable. In fact, looking at recessions over the past 30 to 40 years, our research indicates that inflation rates generally declined in the first year coming out of a recession, and we think that could be the case again. So in the near term, our expectation is that the yield curve may flatten as short-term rates rise and long-term rates remain rather stable. In that environment, we think finding attractive bonds in sectors that may potentially outperform may be the best way for us to add value for investors.

Respectfully,


/s/ Michael L. Dawson                  /s/ Geoffrey L. Schechter

Michael L. Dawson                      Geoffrey L. Schechter
Portfolio Manager                      Portfolio Manager


The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

FUND FACTS

OBJECTIVE: EACH FUND SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND FROM THE PERSONAL INCOME TAXES, IF ANY, OF THE STATE TO WHICH ITS NAME
REFERS.

COMMENCEMENT OF INVESTMENT OPERATIONS:

ALABAMA                                FEBRUARY 1, 1990
ARKANSAS                               FEBRUARY 3, 1992
CALIFORNIA                             JUNE 18, 1985
FLORIDA                                FEBRUARY 3, 1992
GEORGIA                                JUNE 6, 1988
MARYLAND                               OCTOBER 31, 1984
MASSACHUSETTS                          APRIL 9, 1985


NET ASSETS AS OF MARCH 31, 2002:

ALABAMA                                $ 96.7 MILLION
ARKANSAS                               $128.0 MILLION
CALIFORNIA                             $424.8 MILLION
FLORIDA                                $ 92.1 MILLION
GEORGIA                                $ 70.2 MILLION
MARYLAND                               $160.3 MILLION
MASSACHUSETTS                          $247.8 MILLION

CLASS INCEPTION:

ALABAMA              CLASS A           FEBRUARY 1, 1990
                     CLASS B           SEPTEMBER 7, 1993
ARKANSAS             CLASS A           FEBRUARY 3, 1992
                     CLASS B           SEPTEMBER 7, 1993
CALIFORNIA           CLASS A           JUNE 18, 1985
                     CLASS B           SEPTEMBER 7, 1993
                     CLASS C           JANUARY 3, 1994
FLORIDA              CLASS A           FEBRUARY 3, 1992
                     CLASS B           SEPTEMBER 7, 1993
GEORGIA              CLASS A           JUNE 6, 1988
                     CLASS B           SEPTEMBER 7, 1993
MARYLAND             CLASS A           OCTOBER 31, 1984
                     CLASS B           SEPTEMBER 7, 1993
MASSACHUSETTS        CLASS A           APRIL 9, 1985
                     CLASS B           SEPTEMBER 7, 1993

The following information illustrates the historical performance of each fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the average relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each fund's results have also been compared to the Lehman Brother Municipal Bond Index, an unmanaged index of investment-grade bonds. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) ALABAMA MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                       MFS ALABAMA MUNICIPAL BOND FUND - CLASS A                 LEHMAN BROTHERS MUNICIPAL BOND INDEX
3/92                                $ 9,525                                                 $10,000
3/94                                $11,108                                                 $11,513
3/96                                $12,675                                                 $13,406
3/98                                $14,720                                                 $15,651
3/00                                $15,333                                                 $16,608
3/02                                $17,540                                                 $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                    CLASS A                                  CLASS B
                                                     ---------------------------------------  --------------------------------------
                                                    1 YEAR     3 YEARS  5 YEARS    10 YEARS   1 YEAR     3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------------------  --------------------------------------
Cumulative Total Return Excluding Sales Charge      +3.05%     +13.45%  +30.74%     +84.14%   +2.38%     +11.03%   +26.06%   +72.44%

Average Annual Total Return Excluding Sales Charge  +3.05%     + 4.30%  + 5.51%     + 6.30%   +2.38%     + 3.55%   + 4.74%   + 5.60%

Average Annual Total Return Including Sales Charge  -1.84%     + 2.62%  + 4.49%     + 5.78%   -1.54%     + 2.65%   + 4.41%   + 5.60%
                                                                      COMPARATIVE INDICES++
                                                  -----------------------------------------
                                                  1 YEAR     3 YEARS  5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
Average Alabama municipal debt fund+              +3.18%      +3.51%   +4.73%        +6.08%

Lehman Brothers Municipal Bond Index#             +3.81%      +4.79%   +6.23%        +6.70%

++ Average annual rates of return.
+  Source:  Lipper Inc.
#  Source:  Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) ARKANSAS MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)


[CHART]

            MFS ARKANSAS MUNICIPAL BOND FUND - CLASS A              LEHMAN BROTHERS MUNICIPAL BOND INDEX
2/92                          $9,525                                              $10,000
3/94                         $10,978                                              $11,513
3/96                         $12,346                                              $13,406
3/98                         $14,249                                              $15,651
3/00                         $14,870                                              $16,608
3/02                         $17,089                                              $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                  CLASS A                                    CLASS B
                                                    -------------------------------------    ---------------------------------------
                                                    1 YEAR   3 YEARS    5 YEARS  10 YEARS     1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                    -------------------------------------    ---------------------------------------
Cumulative Total Return Excluding Sales Charge      +4.06%   +14.66%    +32.00%   +79.42%     +3.24%   +11.99%    +27.05%    +67.07%

Average Annual Total Return Excluding Sales Charge  +4.06%   + 4.67%    + 5.71%   + 6.02%     +3.24%   + 3.85%    + 4.90%    + 5.27%

Average Annual Total Return Including Sales Charge  -0.88%   + 2.98%    + 4.69%   + 5.50%     -0.71%   + 2.93%    + 4.57%    + 5.27%

                                                                            COMPARATIVE INDICES++
                                                    ---------------------------------------------
                                                      1 YEAR     3 YEARS    5 YEARS     10 YEARS
                                                    ---------------------------------------------
Average "other state" municipal debt fund+            +3.16%      +3.45%     +4.95%        +5.57%

Lehman Brothers Municipal Bond Index #                +3.81%      +4.79%     +6.23%        +6.70%

++Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) CALIFORNIA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

          MFS CALIFORNIA MUNICIPAL BOND FUND - CLASS A                LEHMAN BROTHERS MUNICIPAL BOND INDEX
3/92                         $ 9,525                                                 $10,000
3/94                         $10,996                                                 $11,513
3/96                         $12,435                                                 $13,406
3/98                         $14,498                                                 $15,651
3/00                         $15,235                                                 $16,608
3/02                         $17,402                                                 $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                   CLASS A                                  CLASS B
                                                    --------------------------------------      -----------------------------------
                                                    1 YEAR    3 YEARS    5 YEARS  10 YEARS      1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                    --------------------------------------      -----------------------------------
Cumulative Total Return Excluding Sales Charge      +3.11%    +12.61%    +33.84%   +82.70%      +2.30%    +9.97%  +28.64%   +69.68%

Average Annual Total Return Excluding Sales Charge  +3.11%    + 4.04%    + 6.00%   + 6.21%      +2.30%    +3.22%  + 5.17%   + 5.43%

Average Annual Total Return Including Sales Charge  -1.79%    + 2.36%    + 4.98%   + 5.70%      -1.62%    +2.30%  + 4.84%   + 5.43%

                                                                                   CLASS C
                                                    --------------------------------------
                                                    1 YEAR    3 YEARS    5 YEARS  10 YEARS
                                                    --------------------------------------
Cumulative Total Return Excluding Sales Charge      +2.17%     +9.78%    +27.90%   +69.04%

Average Annual Total Return Excluding Sales Charge  +2.17%     +3.16%    + 5.04%   + 5.39%

Average Annual Total Return Including Sales Charge  +1.19%     +3.16%    + 5.04%   + 5.39%

                                                                     COMPARATIVE INDICES++
                                                    --------------------------------------
                                                    1 YEAR    3 YEARS    5 YEARS  10 YEARS
                                                    --------------------------------------
Average California municipal debt fund+             +2.31%     +3.39%     +5.31%    +6.16%

Lehman Brothers Municipal Bond Index#               +3.81%     +4.79%     +6.23%    +6.70%

++ Average annual rates of return.
+  Source:  Lipper Inc.
#  Source:  Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) FLORIDA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                     FLORIDA MUNICIPAL BOND FUND - CLASS A            LEHMAN BROTHERS MUNICIPAL BOND INDEX
3/92                                $9,525                                         $10,000
3/94                                $11,075                                        $11,513
3/96                                $12,665                                        $13,406
3/98                                $14,430                                        $15,651
3/00                                $14,979                                        $16,608
3/02                                $17,168                                        $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                     CLASS A                                 CLASS B
                                                    ----------------------------------------  --------------------------------------
                                                    1 YEAR   3 YEARS   5 YEARS      10 YEARS  1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                    ----------------------------------------  --------------------------------------
Cumulative Total Return Excluding Sales Charge      +3.41%   +13.04%   +31.06%       +79.53%  +2.58%   +10.34%    +25.80%    +66.53%
Average Annual Total Return Excluding Sales Charge  +3.41%   + 4.17%   + 5.56%       + 5.93%  +2.58%   + 3.34%    + 4.70%    + 5.15%
Average Annual Total Return Including Sales Charge  -1.40%   + 2.49%   + 4.54%       + 5.42%  -1.35%   + 2.42%    + 4.36%    + 5.15%

                                                                       COMPARATIVE INDICES++
                                                    ----------------------------------------
                                                    1 YEAR   3 YEARS   5 YEARS      10 YEARS
                                                    ----------------------------------------
Average Florida municipal debt fund+                +3.14%    +3.41%    +5.07%        +6.02%
Lehman Brothers Municipal Bond Index #              +3.81%    +4.79%    +6.23%        +6.70%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) GEORGIA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                            MFS GEORGIA MUNICIPAL BOND FUND - CLASS A          LEHMAN BROTHERS MUNICIPAL BOND INDEX
3/92                                         $ 9,525                                         $10,000
3/94                                         $10,899                                         $11,513
3/96                                         $12,261                                         $13,406
3/98                                         $14,221                                         $15,651
3/00                                         $14,721                                         $16,608
3/02                                         $16,806                                         $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                    CLASS A                                 CLASS B
                                                      -------------------------------------   -------------------------------------
                                                      1 YEAR  3 YEARS    5 YEARS   10 YEARS   1 YEAR  3 YEARS    5 YEARS   10 YEARS
                                                      -------------------------------------   -------------------------------------
Cumulative Total Return Excluding Sales Charge        +3.03%  +12.65%    +31.20%    +76.44%   +2.26%  +10.14%    +26.48%    +65.21%
Average Annual Total Return Excluding Sales Charge    +3.03%  + 4.05%    + 5.58%    + 5.84%   +2.26%  + 3.27%    + 4.81%    + 5.15%
Average Annual Total Return Including Sales Charge    -1.86%  + 2.38%    + 4.56%    + 5.33%   -1.67%  + 2.35%    + 4.48%    + 5.15%

                                                                       COMPARATIVE INDICES++
                                                      --------------------------------------
                                                      1 YEAR  3 YEARS    5 YEARS   10 YEARS
                                                      --------------------------------------
Average Georgia municipal debt fund+                  +2.73%   +3.53%     +5.26%     +5.80%
Lehman Brothers Municipal Bond Index #                +3.81%   +4.79%     +6.23%     +6.70%


++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) MARYLAND MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                               MFS MARYLAND MUNICIPAL BOND FUND - CLASS A              LEHMAN BROTHERS MUNICIPAL BOND INDEX
3/92                                        $9,525                                                    $10,000
3/94                                       $10,573                                                    $11,513
3/96                                       $11,956                                                    $13,406
3/98                                       $13,715                                                    $15,651
3/00                                       $14,209                                                    $16,608
3/02                                       $16,230                                                    $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                 CLASS A                                  CLASS B
                                                   -------------------------------------   --------------------------------------
                                                    1 YEAR  3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                   -------------------------------------   --------------------------------------
Cumulative Total Return Excluding Sales Charge      +3.59%  +12.77%   +30.84%    +70.39%   +2.92%   +10.60%    +26.69%    +60.72%
Average Annual Total Return Excluding Sales Charge  +3.59%  + 4.09%   + 5.52%    + 5.47%   +2.92%   + 3.41%    + 4.85%    + 4.86%
Average Annual Total Return Including Sales Charge  -1.33%  + 2.41%   + 4.50%    + 4.96%   -1.03%   + 2.49%    + 4.51%    + 4.86%


                                                                   COMPARATIVE INDICES++
                                                    ------------------------------------
                                                    1 YEAR  3 YEARS   5 YEARS   10 YEARS
                                                    ------------------------------------
Average Maryland municipal debt fund+               +3.01%   +3.52%    +5.06%     +5.79%
Lehman Brothers Municipal Bond Index#               +3.81%   +4.79%    +6.23%     +6.70%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

           MFS MASSACHUSETTS MUNICIPAL BOND FUND - CLASS A       LEHMAN BROTHERS MUNICIPAL BOND INDEX
3/92                       $ 9,525                                            $10,000
3/94                       $10,878                                            $11,513
3/96                       $12,319                                            $13,406
3/98                       $14,142                                            $15,651
3/00                       $14,632                                            $16,608
3/02                       $16,633                                            $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                   CLASS A                                 CLASS B
                                                      ------------------------------------    ------------------------------------
                                                      1 YEAR   3 YEARS  5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                      ------------------------------------    ------------------------------------
Cumulative Total Return Excluding Sales Charge        +2.93%   +11.89%  +29.33%    +74.63%    +2.35%    +9.82%   +25.29%   +65.07%
Average Annual Total Return Excluding Sales Charge    +2.93%   + 3.82%  + 5.28%    + 5.73%    +2.35%    +3.17%   + 4.61%   + 5.14%
Average Annual Total Return Including Sales Charge    -1.96%   + 2.15%  + 4.26%    + 5.22%    -1.57%    +2.26%   + 4.28%   + 5.14%

                                                                        COMPARATIVE INDICES++
                                                      ---------------------------------------
                                                      1 YEAR   3 YEARS  5 YEARS      10 YEARS
                                                      ---------------------------------------
Average Massachusetts municipal debt fund+            +2.84%    +3.41%   +4.98%        +6.00%

Lehman Brothers Municipal Bond Index#                 +3.81%    +4.79%   +6.23%        +6.70%


++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower rated securities may provide greater returns but may have greater-than-average risk.

As nondiversified portfolios, the portfolios invest in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset values. Investments in the portfolios are not a complete investment program.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in single states rather than diversifying among several, the portfolios are more susceptible to adverse economic, political or regulatory developments affecting those states than portfolios that invest more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

At the Special Meeting of Shareholders, which was held on November 7, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees.

-----------------------------------------------------------------------------------------------------------------------------
                                                         MFS                 MFS                   MFS                MFS
                                                     ALABAMA            ARKANSAS            CALIFORNIA            FLORIDA
                                                   MUNICIPAL           MUNICIPAL             MUNICIPAL          MUNICIPAL
                                                   BOND FUND           BOND FUND             BOND FUND          BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Shames             Affirmative      5,300,338.916       8,933,737.071        38,196,733.311      5,806,905.179
                                 Withhold         48,465.065          76,254.238           722,457.730         73,221.685

John W. Ballen                Affirmative      5,300,338.916       8,933,737.071        38,199,233.637      5,814,109.372
                                 Withhold         48,465.065          76,254.238           719,957.404         66,017.492

Lawrence H. Cohn,             Affirmative      5,300,338.916       8,934,717.028        38,196,204.322      5,814,890.824
M.D.                             Withhold         48,465.065          75,274.281           722,986.719         65,236.040

Sir J. David Gibbons,         Affirmative      5,300,338.916       8,933,737.071        38,192,861.107      5,779,569.085
KBE                              Withhold         48,465.065          76,254.238           726,329.934         80,557.779

William R. Gutow              Affirmative      5,300,338.916       8,934,717.028        38,191,845.288      5,814,890.824
                                 Withhold         48,465.065          75,274.281           727,345.753         65,236.040

J. Atwood Ives                Affirmative      5,300,338.916       8,933,737.071        38,194,344.201      5,814,890.824
                                 Withhold         48,465.065          76,254.238           724,846.840         65,236.040

Abby M. O'Neill               Affirmative      5,299,330.352       8,933,737.071        38,195,361.434      5,798,783.833
                                 Withhold         49,473.629          76,254.238           723,829.607         81,343.031

Lawrence T. Perera            Affirmative      5,300,338.916       8,933,617.605        38,194,344.201      5,814,890.824
                                 Withhold         48,465.065          76,373.704           724,846.840         65,236.040

Wiliam J. Poorvu              Affirmative      5,300,338.916       8,933,617.605        38,194,344.201      5,814,890.824
                                 Withhold         48,465.065          76,373.704           724,846.840         65,236.040

Arnold D. Scott               Affirmative      5,300,338.916       8,933,737.071        38,199,233.637      5,814,890.824
                                 Withhold         48,465.065          76,254.238           719,957.404         65,236.040

J. Dale Sheratt               Affirmative      5,300,338.916       8,933,617.605        38,199,233.637      5,814,890.824
                                 Withhold         48,465.065          76,373.704           719,957.404         65,236.040

Elaine R. Smith               Affirmative      5,300,338.916       8,933,737.071        38,194,344.201      5,814,890.824
                                 Withhold         48,465.065          76,254.238           724,846.840         65,236.040

Ward Smith                    Affirmative      5,299,330.352       8,933,737.071        38,199,233.637      5,807,554.730
                                 Withhold         49,473.629          76,254.238           719,957.404         72,572.134
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                         MFS                 MFS                    MFS
                                                     GEORGIA            MARYLAND          MASSACHUSETTS
                                                   MUNICIPAL           MUNICIPAL              MUNICIPAL
                                                   BOND FUND           BOND FUND              BOND FUND
-------------------------------------------------------------------------------------------------------
Jeffrey L. Shames             Affirmative      3,495,532.482       8,077,658.197         14,283,757.972
                                 Withhold         49,001.311         109,509.039            160,070.995

John W. Ballen                Affirmative      3,495,532.482       8,077,658.197         14,286,134.538
                                 Withhold         49,001.311         109,509.039            157,694.429

Lawrence H. Cohn,             Affirmative      3,495,532.482       8,077,658.197         14,277,401.883
M.D.                             Withhold         49,001.311         109,509.039            166,427.084

Sir J. David Gibbons,         Affirmative      3,495,532.482       8,073,091.731         14,212,380.359
KBE                              Withhold         49,001.311         114,075.505            231,448.608

William R. Gutow              Affirmative      3,495,532.482       8,077,658.197         14,279,778.449
                                 Withhold         49,001.311         109,509.039            164,050.518

J. Atwood Ives                Affirmative      3,495,532.482       8,077,658.197         14,279,778.449
                                 Withhold         49,001.311         109,509.039            164,050.518

Abby M. O'Neill               Affirmative      3,495,532.482       8,073,091.731         14,221,997.497
                                 Withhold         49,001.311         114,075.505            221,831.470

Lawrence T. Perera            Affirmative      3,492,981.348       8,077,658.197         14,279,778.449
                                 Withhold         51,552.445         109,509.039            164,050.518

Wiliam J. Poorvu              Affirmative      3,495,532.482       8,077,658.197         14,286,134.538
                                 Withhold         49,001.311         109,509.039            157,694.429

Arnold D. Scott               Affirmative      3,494,968.910       8,077,658.197         14,286,134.538
                                 Withhold         49,564.883         109,509.039            157,694.429

J. Dale Sheratt               Affirmative      3,495,532.482       8,077,658.197         14,277,401.883
                                 Withhold         49,001.311         109,509.039            166,427.084

Elaine R. Smith               Affirmative      3,492,417.776       8,077,658.197         14,223,154.404
                                 Withhold         52,116.017         109,509.039            220,674.563

Ward Smith                    Affirmative      3,494,968.910       8,077,658.197         14,279,778.449
                                 Withhold         49,564.883         109,509.039            164,050.518
-------------------------------------------------------------------------------------------------------

ITEM 2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     AFFIRMATIVE        AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                                    3,885,489.978     48,754.888    179,335.115       1,235,224.000

MFS Arkansas Municipal Bond Fund                                   6,638,705.559     67,674.220    143,713.530       2,159,898.000

MFS California Municipal Bond Fund                                29,124,982.908    854,615.615  1,575,658.518       7,363,934.000

MFS Florida Municipal Bond Fund                                    4,297,051.228     82,567.099    153,505.537       1,347,003.000

MFS Georgia Municipal Bond Fund                                    2,635,949.506    195,566.774     85,452.513         627,565.000

MFS Maryland Municipal Bond Fund                                   6,227,181.912    151,578.098    241,311.226       1,567,096.000

MFS Massachusetts Municipal Bond Fund                             10,552,400.307    274,943.498    359,126.162       3,257,359.000
----------------------------------------------------------------------------------------------------------------------------------


ITEM 3. To amend, remove or add certain fundamental investment policies.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     AFFIRMATIVE        AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------

MFS Alabama Municipal Bond Fund                                    3,895,389.206     36,615.785    181,574.990       1,235,224.000

MFS Arkansas Municipal Bond Fund                                   6,595,157.443     70,954.851    183,981.015       2,159,898.000

MFS California Municipal Bond Fund                                28,901,803.672    957,914.346  1,695,539.023       7,363,934.000

MFS Florida Municipal Bond Fund                                    4,280,508.515     92,308.549    160,306.800       1,347,003.000

MFS Georgia Municipal Bond Fund                                    2,629,236.282    198,372.694     89,359.817         627,565.000

MFS Maryland Municipal Bond Fund                                   6,144,974.661    189,974.484    285,122.091       1,567,096.000

MFS Massachusetts Municipal Bond Fund                             10,529,012.740    277,834.789    379,622.438       3,257,359.000
----------------------------------------------------------------------------------------------------------------------------------

ITEM 4. To approve a new investment advisory agreement with Massachusetts
Financial Services Company.
----------------------------------------------------------------------------------------------------------------------------------
                                                                     AFFIRMATIVE        AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------

MFS Alabama Municipal Bond Fund                                    5,135,117.924     26,876.261    186,809.796            --

MFS Arkansas Municipal Bond Fund                                   8,839,772.904     35,355.161    134,863.244            --

MFS California Municipal Bond Fund                                36,631,625.278    745,235.105  1,542,330.658            --

MFS Florida Municipal Bond Fund                                    5,646,635.389     60,869.298    172,622.177            --

MFS Georgia Municipal Bond Fund                                    3,308,763.519    140,550.724     95,219.550            --

MFS Maryland Municipal Bond Fund                                   7,745,613.326    176,803.517    264,750.393            --

MFS Massachusetts Municipal Bond Fund                             13,848,779.496    166,841.764    428,207.707            --
----------------------------------------------------------------------------------------------------------------------------------

ITEM 5. The ratification of the election of Deloitte & Touche as the independent public accountants to be employed by the Trust for the fiscal year ending March
31, 2002.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     AFFIRMATIVE        AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------

MFS Alabama Municipal Bond Fund                                    5,197,867.155     17,177.201    133,759.625            --

MFS Arkansas Municipal Bond Fund                                   8,865,218.206     16,493.961    128,279.142            --

MFS California Municipal Bond Fund                                37,548,692.114    179,405.528  1,191,093.399            --

MFS Florida Municipal Bond Fund                                    5,754,825.269     24,427.256    100,874.339            --

MFS Georgia Municipal Bond Fund                                    3,488,729.483      3,140.000     52,664.310            --

MFS Maryland Municipal Bond Fund                                   7,940,449.208     38,035.232    208,682.796            --

MFS Massachusetts Municipal Bond Fund                             14,045,253.916    115,377.508    283,197.543            --
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- March 31, 2002

MFS ALABAMA MUNICIPAL BOND FUND

Municipal Bonds -- 96.1%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 4.1%
  Alabama Docks Department Facilities Rev.,
   MBIA, 5.375s, 2017                                         $ 1,000       $  1,008,880
  Alabama Docks Department Facilities Rev.,
   MBIA, 5.5s, 2022                                             1,000          1,012,970
  Alabama Port Authority Docks Facility,
   5.25s, 2026                                                  1,000            969,250
  Mobile, AL, Airport Authority Rev., 7.375s, 2012              1,000          1,012,900
                                                                            ------------
                                                                            $  4,004,000
GENERAL OBLIGATION -- GENERAL PURPOSE -- 6.3%
  Birmingham, AL, 5s, 2019                                    $   815       $    793,044
  Hoover, AL, 6s, 2017                                            500            553,815
  Houston County, AL, AMBAC, 6.25s, 2019                          750            825,608
  Huntsville, AL, 5.5s, 2020                                    1,000          1,009,870
  Huntsville, AL, Health Care Authority,
   5.625s, 2026                                                   950            909,406
  Russell County, AL, Warrants, AMBAC,
   5s, 2017                                                     1,000            990,110
  Tuscaloosa, AL, 5.7s, 2018                                    1,000          1,043,440
                                                                            ------------
                                                                            $  6,125,293
GENERAL OBLIGATIONS -- IMPROVEMENT -- 12.0%
  Birmingham Jefferson Alabama Civic Center
   Authority, Refunding Series A, FSA, 5.25s, 2007            $ 2,000       $  2,092,100
  Birmingham, AL, 5.75s, 2017                                   1,000          1,053,280
  Birmingham, AL, 5.75s, 2019                                   2,000          2,090,920
  Hoover, AL, Board of Education, 5.25s, 2019                   1,000          1,002,910
  Limestone County, AL, Warrants Series A, AMBAC,
   5s, 2026                                                       750            714,353
  Montgomery, AL, MBIA, 5.1s, 2021                              1,005            982,990
  Puerto Rico Commonwealth, Refunding Public
   Improvement " A", XL Capital, 5.5s, 2017                     1,200          1,289,832
  Puerto Rico Municipal Finance Agency, RITES,
   FSA, 9.09s, 2017 @+                                            500            553,000
  State of Alabama, 5s, 2020                                    1,000            969,640
  Tuscaloosa, AL, Warrants, 5s, 2007                              800            832,224
                                                                            ------------
                                                                            $ 11,581,249
GENERAL OBLIGATIONS -- SCHOOLS -- 5.6%
  Bessemer, AL, AMBAC, 5.5s, 2020                             $ 2,015       $  2,059,934
  Jefferson County, AL, 5.5s, 2020                              1,750          1,782,375
  Phenix City, AL, AMBAC, 5.65s, 2021                           1,500          1,562,385
                                                                            ------------
                                                                            $  5,404,694
HEALTH CARE REVENUE -- HOSPITALS -- 12.2%
  Alabama Special Care Facilities Financing
   Authority (Daughters of Charity), AMBAC,
   5s, 2025                                                   $ 1,500       $  1,453,605
  Baldwin County, AL, Eastern Shore Health Care
   (Thomas Hospital), 6.75s, 2015                               1,000            997,490
  Birmingham, AL, Baptist Health Systems
   (Baptist Medical Center), 5.625s, 2015                         300            294,054
  Cullman, AL, Medical Park South Clinic,
   "A", 6.5s, 2023                                              1,000            980,600
  Houston County, AL, Health Care Authority,
   AMBAC, 6.125s, 2022                                          1,000          1,071,370
  Huntsville, AL, Health Care Authority Rev., MBIA,
   6.375s, 2022                                                   330            337,504
  Huntsville, AL, Health Care Authority Rev., MBIA,
   5s, 2023                                                     1,000            942,570
  Lauderdale County & Florence, AL, Health Care
   Authority Rev. (Coffee Health Group), MBIA,
   5.75s, 2014                                                  1,000          1,055,760
  Lauderdale County & Florence, AL, Health Care
   Authority Rev. (Eliza Coffee Memorial Hospital),
   MBIA, 5.75s, 2008 ~                                        $ 1,000       $  1,087,720
  Montgomery, AL, Medical Clinic Board Rev.
   (Jackson Hospital & Clinic), 7s, 2015                          780            785,866
  Montgomery, AL, Medical Clinic Board Rev.
   (Jackson Hospital & Clinic), AMBAC,
   5.875s, 2016                                                 1,000          1,052,410
  Montgomery, AL, Special Care Facilities
   Financing Authority Rev. (Baptist Health),
   FSA, MBIA, 5.375s, 2019                                      1,150          1,154,427
  Valley, AL, Special Care Facilities Financing
   Authority (Lanier Memorial Hospital),
   5.65s, 2022                                                    735            625,066
                                                                            ------------
                                                                            $ 11,838,442
INDUSTRIAL REVENUE -- ENVIRONMENTAL SERVICES -- 0.7%
  Mobile, AL, Industrial Development Board
   Improvement Rev. (International Paper Co.),
   6.35s, 2016                                                $   650       $    666,412

INDUSTRIAL REVENUE -- PAPER -- 2.1%
  Butler, AL, Industrial Developement Board,
   Solid Waste Rev. (James River Corp.),
   8s, 2028                                                   $   150       $    156,992
  Camden, AL, Industrial Development Board,
   Pollution Control Rev. (Macmillian Bloedel),
   7.75s, 2009                                                    500            506,220
  Courtland, AL, Industrial Development Board,
   Solid Waste Disposal Rev. (Champion International),
   6s, 2029                                                       500            483,055
  Mobile, AL, Industrial Development Board
   Improvement Rev. (International Paper Co.),
   6.45s, 2019                                                    350            359,446
  Selma, AL, Industrial Development Board
   (International Paper Co.), 6.7s, 2018                          500            517,900
                                                                            ------------
                                                                            $  2,023,613
INDUSTRIAL REVENUE -- METALS -- 0.5%
  Mobile County, AL, Industrial Development
   Board Rev. (Ipsco, Inc.), 1s, 2030                         $   500       $    513,830

MISCELLANEOUS REVENUE -- OTHER -- 4.0%
  Birmingham, AL, Downtown Redevelopment
   Authority Rev. (Social Security Administratin
   Building), 12.5s, 2010                                     $ 2,160       $  2,840,249
  East Central, AL, Industrial Development Authority,
   Rev., AMBAC, 5.4s, 2015                                      1,000          1,047,750
                                                                            ------------
                                                                            $  3,887,999
MULTI-FAMILY HOUSING REVENUE -- 3.1%
  Alabama Housing Finance Authority, Multi-Family
   Residential Development Rev. ( South Bay
   Apartments), FNMA, 5.875s, 2021                            $ 1,000       $  1,002,680
  Alabama Housing Finance Authority, Multi-Family
   Residential Development Rev. (St. Jude),
   FHA, 7.25s, 2023                                             1,250          1,294,025
  Birmingham, AL, Multi-Family Housing Rev.
   (Beaconview Apartments), 8s, 2030                              395            366,509
  Puerto Rico Housing Finance Corp., Multi-Family
   Mortgage Rev., LOC, 7.5s, 2015                                 310            312,666
                                                                            ------------
                                                                            $  2,975,880

                                    16 -- MAM

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE -- 1.0%
  Territory of Virgin Islands, Public Finance Authority,
   5.5s, 2018                                                 $ 1,000       $  1,001,440

SINGLE FAMILY HOUSING REVENUE -- STATE -- 3.3%
  Alabama Housing Finance Authority, Single Family
   Mortgage Rev., GNMA, 6.55s, 2014                           $   895       $    927,963
  Alabama Housing Finance Authority, Single Family
   Mortgage Rev., GNMA, 5.7s, 2015                              1,270          1,294,905
  Alabama Housing Finance Authority, Single Family
   Mortgage Rev., GNMA, 5.4s, 2022                              1,000            975,800
                                                                            ------------
                                                                            $  3,198,668
STATE AND LOCAL APPROPRIATION -- 6.0%
  Alabama Building Renovation Authority, AMBAC,
   6s, 2014                                                   $ 1,515       $  1,659,562
  Alabama Public School & College, Capital
   Improvement, 5.75s, 2017                                     1,000          1,052,130
  Alabama Public School & College, Capital
   Improvement, 5.75s, 2018                                     1,035          1,081,937
  Jefferson County, AL, Board of Education, FSA,
   5.8s, 2020                                                     865            898,060
  Puerto Rico Public Finance Corp., RITES, AMBAC,
   8.84s, 2013 @+                                                 500            573,890
  Puerto Rico Public Finance Corp., RITES, AMBAC,
   8.84s, 2016 @+                                                 500            566,840
                                                                            ------------
                                                                            $  5,832,419
UNIVERSITIES -- COLLEGES -- 3.7%
  Alabama Board of Education Rev. (Shelton State
   Community College), MBIA, 6s, 2004 ~                       $ 1,000       $  1,087,370
  Alabama Board of Education Rev. (Southern
   Union Community College), MBIA, 5s, 2018                     1,000            985,540
  Alabama Public Schools & Colleges, 5s, 2019                     500            484,940
  Auburn University, Alabama University Revenues,
   Capital Appreciation Athletic Series A, FSA,
   0s, 2012                                                     1,600            972,800
                                                                            ------------
                                                                            $  3,530,650

UTILITIES -- COGENERATION -- 1.5%
  Mobile County, AL, 6s, 2014                                 $ 1,345       $  1,448,821

UTILITIES -- MUNICIPAL OWNED -- 8.8%
  DeKalb & Cherokee County, AL, Gas Rev., AMBAC,
   5.4s, 2016                                                 $ 2,000       $  2,040,980
  Guam Power Authority Rev., RITES, AMBAC,
   8.509s, 2013 @+                                                500            543,310
  Guam Power Authority Rev., RITES, AMBAC,
   8.009s, 2018 @+                                              4,500          4,448,700
  Southeast Alabama Gas District Systems Rev.,
   AMBAC, 5.5s, 2020                                            1,000          1,022,910
  Tuskegee, AL, Utilities Board, 5.5s, 2022                       400            405,372
                                                                            ------------
                                                                            $  8,461,272
WATER AND SEWER UTILITY REVENUE -- 21.2%
  Alabama Drinking Water Finance Authority, AMBAC,
   5.75s, 2018                                                $ 1,000       $  1,046,030
  Alabama Drinking Water Finance Authority,
   AMBAC, 6s, 2021                                                725            772,611
  Alabama Water Pollution Control Authority,
   AMBAC, 5.5s, 2016                                            1,000          1,019,260
  Alabama Water Pollution Control Authority,
   AMBAC, 5.75s, 2019                                           1,000          1,038,180
  Alabama Water Pollution Control Authority,
   AMBAC, 5.5s, 2020                                            1,380          1,394,711
  Alabama Water Pollution Control Authority,
   Refunding Revolving Fund Loan Series B,
   5.25s, 2010 #                                              $ 1,000       $  1,051,930
  Alabama Water Pollution Control Authority,
   Revolving Fund Loan Series A, AMBAC,
   5s, 2009                                                       500            517,730
  Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026                  1,000          1,024,990
  Huntsville, AL, Solid Waste Disposal, MBIA,
   5.25s,2007                                                   2,915          3,032,562
  Jasper, AL, Waterworks & Sewer Board,
   AMBAC, 5.2s, 2020                                              750            745,522
  Jefferson County, AL, Sewer Revenue, FGIC, 5.7s, 2019         1,000          1,029,740
  Jefferson County, AL, Sewer Revenue, Capital
   Improvement Warrants Series A, FGIC,
   5.375s, 2036                                                 1,000            988,660
  Limestone County, AL, Water Authority Rev.,
   FGIC, 5.5s, 2026                                             2,650          2,673,002
  Madison, AL, Water & Waste Board, MBIA,
   5.5s, 2019                                                   1,000          1,016,510
  Mobile Alabama Water & Sewer Commrs Water,
   FGIC, 5s, 2011                                               1,570          1,612,719
  Saraland, AL, Warrants, MBIA, 4.5s, 2009                        465            466,809
  Saraland, AL, Warrants, MBIA, 5.25s, 2012                     1,000          1,041,280
                                                                            ------------
                                                                            $ 20,472,246
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $90,313,920)                        $ 92,966,928

FLOATING RATE DEMAND NOTES -- 1.5%
  Harris County, TX, Pollution Control Rev.,
   Industrial Development Corp., due 04/01/02                 $   100       $    100,000
  Sevier County, TN, Public Building Authority,
   due 04/01/02                                                   100            100,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                 1,250          1,250,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $1,450,000)              $  1,450,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $91,763,920 )                           $ 94,416,928

OTHER ASSETS, LESS LIABILITIES -- 2.4%                                         2,308,096
                                                                            ------------

NET ASSETS -- 100.0%                                                        $ 96,725,024
                                                                            ============


SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

                                   MAM -- 17

MFS ARKANSAS MUNICIPAL BOND FUND

Municipal Bonds -- 95.1%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 0.6%
  Little Rock, AR, Airport Rev., FSA, 5.25s, 2019             $   800       $    802,944

GENERAL OBLIGATION -- GENERAL PURPOSE -- 2.3%
  Arkansas Federal Highway Grant Anticipation,
   Series A, 5.5s, 2011                                       $   850       $    905,811
  Arkansas Development Finance Authority,
   Biosciences Institute College, 5.125s, 2028                    500            472,600
  Sebastian County, AR, Refunding & Improvement,
   AMBAC, 5.6s, 2017 ~                                          1,500          1,619,985
                                                                            ------------
                                                                            $  2,998,396
GENERAL OBLIGATIONS -- IMPROVEMENT -- 7.3%
  Commonwealth of Puerto Rico, 9.382s, 2019 @+                $ 1,250       $  1,353,875
  Commonwealth of Puerto Rico, MBIA, 9.882s,
   2020 @+                                                      3,000          3,669,840
  Puerto Rico Municipal Finance Agency, FSA,
   9.363s, 2017 @+                                                735            812,910
  Puerto Rico Municipal Finance Agency, FSA,
   9.363s, 2018 @+                                              3,250          3,528,720
                                                                            ------------
                                                                            $  9,365,345
GENERAL OBLIGATIONS -- SCHOOLS -- 5.2%
  Arkansas College Savings, 0s, 2012                          $ 1,200       $    729,360
  Arkansas College Savings, 0s, 2013                            1,000            572,510
  Arkansas College Savings, 0s, 2014                            1,150            622,633
  Arkansas College Savings, 0s, 2015                            1,600            813,184
  Arkansas College Savings, 0s, 2017                            1,840            825,314
  Little Rock, AR, School District, FSA, 5s, 2017               1,000            995,570
  Little Rock, AR, School District, FSA, 5.4s, 2017             1,000          1,023,020
  Little Rock, AR, School District, Refunding,
   Series B, FSA, 5.25s, 2009                                     500            525,980
  Little Rock, AR, School District, Series A, FSA,
   5.5s, 2005                                                     490            517,087
                                                                            ------------
                                                                            $  6,624,658
HEALTH CARE REVENUE -- HOSPITALS -- 14.6%
  Arkansas Development Finance Authority,
   Health Facilities Rev. (Sisters of Mercy),
   MBIA, 5s, 2013                                             $ 4,340       $  4,397,375
  Arkansas Development Finance Authority,
   Health Facilities Rev. (Sisters of Mercy),
   MBIA, 5s, 2019                                               4,000          3,926,880
  Baxter County, AR, Hospital Rev., 5.6s, 2021                  1,500          1,388,805
  Baxter County, AR, Hospital Rev., 7.5s, 2021 ~                3,145          3,280,707
  Crittenden County, AR, 7.15s, 2025                              750            795,420
  Jefferson County, AR, Hospital Rev., 5.8s, 2021               1,000            988,280
  Little Rock, AR, Health Facilities Board
   (Baptist Medical Center), 6.9s, 2009                           400            451,816
  North Little Rock, AR, Baptist Health Facilities,
   5.7s, 2022                                                     500            498,105
  Pulaski County, AR, Hospital Rev.
   (Children's Hospital), 6.15s, 2017                           1,000          1,003,620
  Sebastian County, AR, Health Facilities,
   Improvement, Sparks Regional Med Center,
   Series A, 5s, 2015                                           1,000            959,310
  Sebastian County, AR, Health Facilities,
   Improvement, Sparks Regional Med Center,
   Series A, 5.25s, 2021                                        1,000            941,400
                                                                            ------------
                                                                            $ 18,631,718
HEALTH CARE REVENUE -- LONG TERM CARE -- 1.1%
  Arkansas Development Finance Authority,
   AMBAC, 5.375s, 2019                                        $ 1,315       $  1,346,455

INDUSTRIAL REVENUE -- OTHER -- 2.8%
   Jonesboro, AR, Industrial Development Rev.
    (Anheuser-Busch), 6.5s, 2012                              $ 3,500       $  3,612,385

INDUSTRIAL REVENUE -- PAPER -- 1.4%
  Camden, AR, Environmental Improvement Rev.
   (International Paper), 7.625s, 2018                        $ 1,000       $  1,065,010
  Pine Bluff, AR, Environmental Improvement Rev.
   (International Paper Co.), 6.7s, 2020                          300            313,689
  Pine Bluff, AR, Environmental Improvement Rev.
   (International Paper Co.), 5.55s, 2022                         500            465,785
                                                                            ------------
                                                                            $  1,844,484
INDUSTRIAL REVENUE -- METALS -- 2.9%
  Blytheville, AR, Solid Waste Recycling &
   Sewerage Treatment Rev. (Nucor),
   6.375s, 2023                                               $ 3,565       $  3,654,945

MULTI-FAMILY HOUSING REVENUE -- 1.5%
  Pulaski County, AR, Public Facilities Board Rev.,
   GNMA, 5.75s, 2034                                          $ 1,955       $  1,958,343

SALES AND EXCISE TAX REVENUE -- 3.3%
  Little Rock, AR, Hotel & Restaurant, Gross
   Receipts Tax Rev., 7.375s, 2015                            $ 2,790       $  3,308,912
  Territory of Virgin Islands, Public Finance
   Authority Rev., 5.5s, 2022                                   1,000            973,570
                                                                            ------------
                                                                            $  4,282,482
SINGLE FAMILY HOUSING REVENUE -- LOCAL -- 9.4%
  Harrison, AR, Residential Housing
   Facilities Board, FGIC, 7.4s, 2011                         $ 4,000       $  4,899,040
  Jefferson County, AR, Health Care &
   Residential Facilities Board, 7.25s, 2011                      280            286,110
  Lonoke County, AR, Residential Housing
   Facilities Board, 7.375s, 2011                                  55             57,089
  Lonoke County, AR, Residential Housing
   Facilities Board, FNMA, 7.9s, 2011                             368            391,394
  Mississippi County, AR, Public Facilities Board,
   Mortgage Rev., 7.2s, 2010                                      435            451,508
  North Little Rock, AR, Residential Housing
   Facilities Board, 0s, 2010                                   4,766          2,635,455
  Pulaski County, AR, Public Facilities Board Rev.,
   FNMA, 0s, 2014                                               2,750          1,442,925
  Saline County, AR, Residential Housing
   Facilities Board, 7.875s, 2011                                 290            300,344
  Sherwood, AR, Residential Housing,
   Facilities Board Single Family Rev.,
   MBIA, 7.5s, 2011 ~                                           1,250          1,511,725
                                                                            ------------
                                                                            $ 11,975,590

SINGLE FAMILY HOUSING REVENUE -- STATE -- 9.4%
  Arkansas Development Finance Authority,
   5.3s, 2023                                                 $ 1,000       $  1,015,270
  Arkansas Development Finance Authority,
   Single Family Mortgage Rev., 0s, 2011                        2,365          1,174,246
  Arkansas Development Finance Authority,
   Single Family Mortgage Rev., GNMA, 7.45s, 2027                 715            752,688
  Arkansas Development Finance Authority,
   Single Family Mortgage Rev., GNMA, 6.7s, 2027                2,445          2,551,064
  Arkansas Finance Authority, 5.85s, 2024                       1,765          1,825,663
  Arkansas Finance Authority, Single Family
   Housing, GNMA, 5.3s, 2033                                      850            811,291
  Arkansas Finance Authority Single Family,
   Mortgage Backed Securities Program, Series B,
   GNMA, 4.45s, 2034                                            2,000          1,988,680

                                   18 -- MAS

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
  Arkansas Housing Development Agency,
   Single Family Mortgage Rev., 8.375s, 2011 #                $ 1,000       $  1,290,310
  West Memphis, AR, Public Facilities Board,
   Mortgage Rev., AMBAC, 0s, 2011                               1,090            615,795
                                                                            ------------
                                                                           $  12,025,007
STATE AND LOCAL APPROPRIATION -- 0.6%
  Arkansas Development Finance Authority, AMBAC,
   5.8s, 2020                                                 $   500       $    515,190
  Arkansas Development Finance Authority,
   Local Government Rev., 7.1s, 2008                              240            246,631
                                                                            ------------
                                                                           $     761,821
STUDENT LOAN REVENUE -- 2.2%
  Arkansas Student Loan Authority Rev.,
   6.75s, 2006                                                $   765       $    778,663
  Arkansas Student Loan Authority Rev.,
   6.25s, 2010                                                  2,000          2,095,360
                                                                            ------------
                                                                            $  2,874,023
TURNPIKE REVENUE -- 1.7%
  Commonwealth of Puerto Rico, Highway &
   Transportation Authority, MBIA,
   5.875s, 2021                                               $ 2,000       $  2,197,420

UNIVERSITIES -- COLLEGES -- 2.0%
  Conway, AR, Public Facilities Rev.
   (Hendrix College), 5.85s, 2016                             $ 1,000       $  1,029,340
  Siloam Springs, AR, Public Education Facilities
   (John Brown University), AMBAC, 5.35s, 2020                    500           507,650
  University of AR, University Revenues, Various
   Facility, Fayetteville, Series A, FSA, 5s, 2008              1,035          1,081,937
                                                                            ------------
                                                                            $  2,618,927
UNIVERSITIES -- DORMATORIES -- 2.5%
  Arkansas State University, Housing Systems,
   AMBAC, 5.15s, 2021                                         $ 1,240       $  1,233,936
  Arkansas Tech University, Housing Systems,
   AMBAC, 5.2s, 2026                                            1,000            985,000
  Pope County, AR, Residential Housing Facilities
   Board (Arkansas Tech University),
   6s, 2027                                                     1,000            925,000
                                                                            ------------
                                                                            $  3,143,936
UTILITIES -- INVESTOR OWNED -- 8.1%
  Jefferson County, AR, Pollution Control Rev.
   (Arkansas Power & Light), 6.3s, 2018                       $ 1,050       $  1,064,112
  North Little Rock, AR, Electric Rev., MBIA,
   6.5s, 2010                                                   2,000          2,260,000
  North Little Rock, AR, Electric Rev., MBIA,
   6.5s, 2015                                                   6,000          6,976,740
                                                                            ------------
                                                                            $ 10,300,852
WATER AND SEWER UTILITY REVENUE -- 16.2%
  Arkansas Development Finance Authority,
   5.5s, 2018                                                 $   750       $    787,590
  Arkansas Development Finance Authority,
   Economic Development Rev., AMBAC,
   5.65s, 2014                                                    600            624,816
  Arkansas Development Finance Authority,
   Revolving Loan Fund, 5.85s, 2019 ~                           2,130          2,323,276
  Arkansas Development Finance Authority
   Waste, Refunding Revolving Loan Fund, Series A,
   5s, 2011                                                     1,000          1,033,610
  Arkansas Development Finance Authority
   Waste, Refunding Revolving Loan Fund,
   Series A, 5s, 2012                                         $   500       $    515,200
  Arkansas Water Resources Development
   Authority, 6.375s, 2021                                      1,000          1,009,270
  Fort Smith, AR, AMBAC, 5.65s, 2019                            1,000          1,036,430
  Fort Smith, AR, Water & Sewer Rev., MBIA,
   6s, 2012 ~                                                   2,250          2,402,753
  Fort Smith, AR, Water & Sewer Revenue,
   FSA, 5s, 2008                                                1,000          1,044,390
  Fort Smith, AR, Water & Sewer Revenue,
   Refunding & Construction, Series A, FSA,
   5s, 2005                                                     1,400          1,471,806
  Little Rock, AR, Sewer Rev., 5s, 2022                         1,750          1,689,170
  Paragould, AR, Water & Sewer Rev., AMBAC,
   5.6s, 2020                                                     765            792,670
  South Sebastian County, AR, Water Users
   Assn., 5.95s, 2016                                           2,425          2,438,798
  South Sebastian County, AR, Water Users
   Assn., 6.15s, 2023                                           1,000          1,003,000
  Springdale, AR, Water & Sewer Rev.,
   FSA, 4s, 2006                                                1,320          1,330,547
  Virgin Islands Water & Power Authority Rev.,
   ASST GTY, 5.3s, 2018                                         1,250          1,272,575
                                                                            ------------
                                                                            $ 20,775,901
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $115,013,129)                       $121,795,632

FLOATING RATE DEMAND NOTES -- 1.2%
  Bartow County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                               $   500       $    500,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
   due 04/01/02                                                   550            550,000
  Pinellas County, FL, Health Facility Authority,
   due 04/01/02                                                   200            200,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                   300            300,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $1,550,000)              $  1,550,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $116,563,129 )                          $123,345,632

OTHER ASSETS, LESS LIABILITIES -- 3.7%                                         4,683,140
                                                                            ------------

NET ASSETS -- 100.0%                                                        $128,028,772
                                                                            ============


SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


                                    MAS -- 19

MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds -- 97.5%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 7.6%
  Long Beach, CA, Harbor Rev.,
   FGIC, 6s, 2017                                             $ 2,570       $  2,799,784
  Long Beach, CA, Harbor Rev.,
   FGIC, 5.25s, 2018                                            3,500          3,484,110
  Los Angeles, CA, Department of Airport Rev.
   (Ontario International Airport), FGIC, 6s, 2017              4,100          4,386,262
  Los Angeles, CA, Harbor Department Rev.,
   5.375s, 2023                                                 3,000          2,960,280
  Los Angeles, CA, Harbor Department Rev.,
   6.625s, 2025                                                 2,000          2,067,260
  Port Oakland, CA, Port Rev., MBIA,
   6.5s, 2016                                                   1,000          1,040,360
  Port Oakland, CA, Port Rev., "K", FGIC,
   5.75s, 2020                                                  4,000          4,143,760
  San Francisco, CA, City & County Airport
   Commission, International Airport Rev.,
   FSA, 5.5s, 2013                                              3,850          4,039,420
  San Francisco, CA, City & County Airport
   Commission, International Airport Rev.,
   FSA, 5s, 2018                                                3,000          2,890,110
  San Francisco, CA, City & County Airport
   Commission, International Airport Rev.,
   6.5s, 2019                                                   4,000          4,280,960
                                                                            ------------
                                                                            $ 32,092,306
GENERAL OBLIGATION -- GENERAL PURPOSE -- 5.9%
  Puerto Rico Commonwealth, FGIC,
   5.5s, 2013                                                 $ 1,000       $  1,080,650
  San Francisco, CA, Union Square, MBIA,
   6s, 2020                                                     1,000          1,090,090
  San Jose & Evergreen, CA, FGIC, 5.5s, 2020                    1,425          1,463,703
  San Jose, CA, Libraries & Parks, 5s, 2018                     2,365          2,341,042
  State of California, 10s, 2007                                1,055          1,338,099
  State of California, AMBAC, 7.2s, 2008                        1,600          1,842,720
  State of California, AMBAC, 6.3s, 2010                        3,000          3,393,210
  State of California, AMBAC, 7s, 2010                          2,000          2,347,240
  State of California, 5s, 2015                                 1,000            999,410
  State of California, 5.5s, 2016                               3,000          3,094,200
  State of California, RITES, 7.521s, 2015 @+                   5,000          4,911,000
  State of California, RITES, 9.509s, 2017 @+                   1,250          1,364,650
                                                                            ------------
                                                                            $ 25,266,014
GENERAL OBLIGATIONS -- IMPROVEMENT -- 1.8%
  Los Angeles, CA, RITES, 8.59s, 2014 @+                      $ 5,405       $  6,070,896
  Puerto Rico Commonwealth, Rol Series Ii R 124B,
   RITES, XLCA, 7.74s, 2017 @+                                  1,500          1,724,580
                                                                            ------------
                                                                            $  7,795,476
GENERAL OBLIGATIONS -- SCHOOLS -- 14.0%
  California Statewide Comnunities
   (Escondido Charter High School),
   7.5s, 2036                                                 $ 1,000       $    978,040
  Campbell, CA (Union High School), FSA,
   5s, 2021                                                     1,280          1,245,811
  Capistrano, CA, Unified School District, FGIC,
   5.875s, 2020                                                 1,185          1,261,788
  Colton California Joint Unified School District,
   Series A, FGIC, 5.375s, 2026                                 1,200          1,205,400
  Corona, CA, Unified School District,
   "A", FSA, 5.375s, 2018                                       1,350          1,389,204
  Coronada, CA, Unified School District,
   5.7s, 2020                                                   1,285          1,341,900
  Escondido, CA, (Union High School), MBIA,
   0s, 2012                                                     2,550          1,585,692
  Escondido, CA, (Union High School), MBIA,
   0s, 2013                                                   $ 2,735       $  1,599,784
  Fresno, CA, Unified School District, MBIA,
   5.9s, 2019                                                   1,960          2,149,454
  Glendale, CA, Unified School District, FSA,
   5.5s, 2018                                                   4,275          4,446,128
  Inglewood, CA, Unified School District,
   FGIC, 6s, 2019                                               1,695          1,850,550
  Little Lake, CA, City School District, FSA,
   6.125s, 2025                                                 1,035          1,122,033
  Lucia Mar, CA,, Unified School District,
   FGIC, 0s, 2013                                               1,350            780,151
  Manhattan Beach, CA, Election Of 2000,
   FGIC, 5.625s, 2018                                           2,165          2,266,084
  Manhattan Beach, CA, Election Of 2000,
   FGIC, 5.625s, 2019                                           1,405          1,465,232
  Manhattan Beach, CA, Election Of 2000,
   FGIC, 0s, 2020                                               2,415            858,074
  Montebello, CA, Unified School District,
   5s, 2019                                                     1,135          1,116,692
  Morgan Hill, CA, Unified School District,
   FGIC, 5.5s, 2020                                             2,545          2,620,256
  Oceanside California Unified School District,
   Election Of 2000 Series C, MBIA, 5.25s, 2032                 1,940          1,917,089
  Rowland, CA, Unified School District, FSA,
   5.5s, 2020                                                   1,250          1,287,262
  Sacramento, CA, School District,
   5.875s, 2020                                                 2,075          2,351,411
  San Diego California Unified School District,
   Series C, FSA, 5s, 2026                                      4,150          3,959,307
  San Jose, CA, Unified School District,
   FGIC, 0s, 2017                                               4,250          1,773,185
  San Marino, CA, Unified School District,
   MBIA, 0s, 2020                                               2,195            787,259
  San Ysidro, CA, School District, AMBAC,
   6.125s, 2021                                                   960          1,052,573
  Santa Clara, CA, Unified School District,
   FGIC, 5.5s, 2019                                             2,210          2,291,372
  Santa Maria, CA, (Joint Union High School),
   FSA, 5.375s, 2020                                            1,120          1,129,599
  Santa Maria, CA, (Joint Union High School),
   FSA, 5.375s, 2021                                            1,210          1,216,570
  Sweetwater, CA, (Union High School), FSA,
   5s, 2020                                                     1,715          1,676,430
  Sweetwater, CA, (Union High School), FSA,
   5s, 2021                                                     2,750          2,676,437
  Tehachapi, CA, Unified School District, FGIC,
   5.625s, 2020                                                 1,100          1,150,237
  Visalia, CA, Utility Systems Department,
   Certificates of Participation, MBIA,
   0s, 2005                                                     4,655          4,104,127
  Walnut Valley, CA, AMBAC, 6s, 2011                            1,600          1,798,544
  Washington, CA, Unified School District,
   FGIC, 5.625s, 2021                                           1,000          1,039,600
                                                                            ------------
                                                                            $ 59,493,275
HEALTH CARE REVENUE -- HOSPITALS -- 5.8%
  California Health Facilities Financing Authority
   Rev., 5.25s, 2018                                          $ 1,000       $    979,190
  California Statewide Community Development
   Authority, (Childrens Hospital Los Angeles),
   5.125s, 2019                                                 4,000          3,910,920

                                   20 -- MCA

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
  California Statewide Community Development
   Authority, (St. Joseph's Hospital),
    6.625s, 2021 ~                                            $ 2,000       $  2,209,260
  California Statewide Community Development
   Authority, Certificates of Participation,
   CHFC, 0s, 2007                                               3,645          2,910,970
  California Statewide Community Development
   Authority, Certificates of Participation,
   CHFC, 0s, 2008                                               6,345          4,822,390
  California Statewide Community Development
   Authority Rev., (Henry Mayo Newhall
   Memorial Hospital), 5s, 2018                                 2,000          1,915,080
  Central California Joint Powers Health
   Financing, Community Hospitals of Central
   California, 5.625s, 2021                                     1,000            979,770
  Corona, CA, Certificates of Participation
   (Corona Community Hospital),
   8s, 2015 ~                                                     585            663,132
  Desert Hospital District, CA, Hospital Rev.
   (Desert Hospital Corp.), FSA,
   11.304s, 2020 ~                                              3,000          3,183,420
  Riverside County, CA, (Riverside County
   Hospital), MBIA, 5s, 2019                                    1,000            978,380
  Tahoe Forest, CA, Hospital District Rev.,
   5.85s, 2022                                                  1,000            971,950
  Washington Township, CA, Health Care Rev.,
   5s, 2018                                                     1,000            934,970
                                                                            ------------
                                                                            $ 24,459,432
HEALTH CARE REVENUE -- LONG TERM CARE -- 0.1%
  Millbrae, CA, Residential Facility (Magnolia Of
   Millbrae), 7.375s, 2027                                    $   500       $    521,120

HEALTH CARE REVENUE -- OTHER -- 0.5%
  Abag, CA, Public Finance Authority Rev.
   (Rhoda Haas Goldman Plaza), 5.125s, 2015                   $ 2,000       $  1,987,000

HUMAN SERVICES -- 0.4%
  California Statewide Community Development
   Authority Rev., 7.125s, 2016                               $ 1,945       $  1,896,881

INDUSTRIAL REVENUE -- AIRLINES -- 0.2%
  Los Angeles, CA, Regional Airport Lease,
   6.35s, 2025                                                $   800       $    745,296

INDUSTRIAL REVENUE -- ENVIRONMENTAL SERVICES -- 0.3%
  California Pollution Control Financing Authority,
   Pollution Control Rev. (Laidlaw, Inc.),
   6.7s, 2007                                                 $ 2,750       $     41,250
  California Pollution Control Financing Authority,
   Solid Waste Disposal Rev. (Browning Ferris,
   Inc.), 5.8s, 2016                                            1,500          1,450,080
                                                                            ------------
                                                                            $  1,491,330
INDUSTRIAL REVENUE -- OTHER -- 0.2%
  California Pollution Control, Financing Authority
   Rev. (Frito-Lay, Inc.), 6.375s, 2004                       $ 1,025       $  1,049,928

MISCELLANEOUS REVENUE -- ENTERTAINMENT & TOURISM -- 0.7%
  DelMar, CA, Race Track Authority, 6.2s, 2011                $ 1,365       $  1,440,157
  DelMar, CA, Race Track Authority, 6.45s, 2013                 1,350          1,350,945
                                                                            ------------
                                                                            $  2,791,102
MISCELLANEOUS REVENUE -- OTHER -- 1.6%
  California Infrastructure & Economic
   Development, MBIA, 5.5s, 2019                              $ 1,000       $  1,035,710
  South Coast Air Quality Management District
   Rev., AMBAC, 0s, 2005                                        3,480          3,103,568
  Tobacco Securitization Authority, 5s, 2028                    1,500          1,450,125
  Tobacco Securitization Authority, 5.25s, 2031                 1,500          1,422,990
                                                                            ------------
                                                                            $  7,012,393
MULTI-FAMILY HOUSING REVENUE -- 6.7%
  California Housing Finance Agency Rev.,
   6.7s, 2015                                                 $ 2,750       $  2,818,118
  California Statewide Community Development
   Authority Rev., (Irvine Apartments),
   5.1s, 2025                                                   2,000          2,009,120
  California Statewide Community Development
   Authority Rev., (Irvine Apartments),
   5.25s, 2025                                                  6,000          5,925,120
  Palmdale, CA, Multi-Family Housing Rev.,
   FNMA, 7.375s, 2024                                           1,000          1,032,710
  San Bernardino County, CA, Housing Authority
   Rev. (Equity Residential Redlands),
   5.2s, 2028                                                   3,000          3,057,480
  Thousand Oaks, CA, Redevelopment Agency
   (Shadow Hills), 7s, 2021 ~                                   8,785          9,249,375
  Yolo County, CA, Housing Authority Mortgage
   Rev. (Walnut Park Apartments),
   FHA, 7.2s, 2033                                              4,150          4,291,017
                                                                            ------------
                                                                            $ 28,382,940

OTHER -- 0.5%
  Tobacco Securitization Authca, 5.25s, 2027                  $ 2,000       $  1,961,720

SALES AND EXCISE TAX REVENUE -- 2.7%
  Alameda Contra Costa California Transit,
   Refunding, AMBAC, 4.75s, 2018                              $ 1,540       $  1,470,500
  Contra Costa, CA, Sales Tax Rev.,
   6.875s, 2007                                                 1,350          1,492,223
  Irvine, CA, School District, AMBAC,
   5.8s, 2020                                                   3,500          3,757,950
  Santa Cruz County, CA, Redevelopment
   Agency (Oak/Soquel Community), 5.6s, 2017                    1,455          1,485,831
  Territory of Virgin Islands, 5.875s, 2018                     1,500          1,487,955
  Territory of Virgin Islands, Public Finance
   Authority Rev., 5.5s, 2022                                   2,000          1,947,140
                                                                            ------------
                                                                            $ 11,641,599
SINGLE FAMILY HOUSING REVENUE -- LOCAL -- 1.7%
  California Rural Home Mortgage Finance
   Authority, GNMA, FNMA, 6.35s, 2029                         $   980       $  1,045,268
  California Rural Home Mortgage Finance
   Authority, GNMA, FNMA, 7.3s, 2031                              445            481,339
  Pomona, CA, Single Family Mortgage Rev.,
   GNMA, FNMA, 7.375s, 2010                                     2,000          2,299,140
  Pomona, CA, Single Family Mortgage Rev.,
   GNMA, 7.5s, 2023                                             2,000          2,613,820
  San Bernardino County, CA, GNMA, FNMA,
   7.375s, 2020                                                   680            718,304
  San Bernardino County, CA, Single Family
   Mortgage Rev., GNMA, 7.65s, 2023                                55             57,415
                                                                            ------------
                                                                            $  7,215,286

                                   MCA -- 21

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE -- STATE -- 2.0%
  California Housing Finance Agency Rev.,
   Home Mortgage, MBIA, FHA, 6s, 2010                         $ 1,400       $  1,462,006
  California Housing Finance Agency Rev.,
   Home Mortgage, MBIA, FHA, 6.1s, 2014                         1,765          1,815,638
  California Housing Finance Agency Rev.,
   Home Mortgage, FSA, 0s, 2019                                 5,925          2,092,592
  California Housing Finance Agency Rev.,
   Home Mortgage, MBIA, 0s, 2028                                11,445         2,979,591
                                                                            ------------
                                                                            $  8,349,827
SOLID WASTE REVENUE -- 0.8%
  California Pollution Control Financing Authority,
   Solid Waste Disposal Rev. (West Co. Resource
   Recovery), 5.125s, 2014                                    $ 1,000       $    973,730
  South Bayside Waste Management, Solid
   Waste Systems Rev., AMBAC, 5.75s, 2020                       2,100          2,228,016
                                                                            ------------
                                                                            $  3,201,746
SPECIAL ASSESSMENT DISTRICT -- 8.9%
  Brea, CA, Public Finance Authority Rev.,
   MBIA, 0s, 2005                                             $ 2,235       $  1,993,240
  Brea, CA, Public Finance Authority Rev.,
   MBIA, 0s, 2006                                               2,415          2,054,561
  Chico, CA, Public Financing Authority Rev.,
   MBIA, 5s, 2018                                               1,000            990,060
  Chico, CA, Public Financing Authority Rev.,
   MBIA, 5s, 2019                                               1,365          1,343,324
  Concord, CA, Redevelopment Agency, Tax
   Allocation, MBIA, 8s, 2018                                      40             40,528
  Duarte, CA, Redevelopment Agency,
   6.7s, 2014                                                     650            701,909
  Emeryville, CA, Public Financing Authority,
   Redevelopment Project, 6.5s, 2021 ~                            770            788,264
  Emeryville, CA, Public Financing Authority,
   Redevelopment Project, 6.5s, 2021                            1,230          1,253,850
  Fontana, CA, Redevelopment Agency
   (Jurupa Hills), 5.5s, 2019                                   1,200          1,181,280
  Fontana, CA, Redevelopment Agency
   (Jurupa Hills), 5.5s, 2027                                   3,350          3,182,935
  Fontana, CA, Tax Allocation Rev. (North
   Fontana Redevelopment), FSA, 5.25s, 2020                     2,000          2,008,560
  La Mirada, CA, Redevelopment Agency,
   5.7s, 2020                                                   1,500          1,430,805
  Los Angeles County, CA, Community Facilities,
   AMBAC, 5.25s, 2020                                           1,000          1,003,430
  Modesto, CA, Irrigation District, 5.3s, 2022                  1,910          1,912,942
  Modesto, CA, Public Financing Authority
   (John Thurman Field Renovation),
   6.125s, 2016                                                 1,535          1,617,368
  Orange County, CA, Community Facilities District
   (Rancho Santa Margarita), 5.55s, 2017                        1,000            973,730
  Pomona, CA, Public Financing Authority,
   5.75s, 2020 ~                                                  505            541,789
  Pomona, CA, Public Financing Authority,
   5.75s, 2020                                                  1,140          1,177,369
  Poway, CA, Community Facilities District,
   5.4s, 2006                                                     585            593,810
  Poway, CA, Community Facilities District,
   6.5s, 2010                                                     715            748,226
  Poway, CA, Community Facilities District,
   6.75s, 2015                                                  1,775          1,869,750
  Riverside County, CA, Public Financing Authority,
   5.25s, 2016                                                  3,120          3,106,678
  San Diego, CA, Redevelopment Agency,
   AMBAC, 5.3s, 2020                                          $ 1,250       $  1,260,325
  Torrance, CA, Redevelopment Agency, MBIA,
   5.45s, 2018                                                  5,740          5,955,135
                                                                            ------------
                                                                            $ 37,729,868
STATE AND LOCAL APPROPRIATION -- 10.2%
  Anaheim, CA, Public Finance Authority Rev.,
   FSA, 6s, 2024                                              $ 1,000       $  1,106,820
  Brentwood California Infrastructure Financing
   Authority, FSA, 5.375s, 2020                                 1,165          1,189,302
  California Public Works Board, Department
   of Justice, 5.25s, 2020                                      1,565          1,542,871
  California Public Works Board, Department
   of Corrections, 7.4s, 2010                                   5,000          5,933,950
  Fortuna, Parlier & Susanville, CA, Certificates
   of Participation, "B", 7.375s, 2017                            930            944,703
  Grossmont, CA, Union High School District,
   Certificates of Participation, MBIA, 0s, 2006                6,000          5,049,720
  Long Beach California Bond Finance Authority,
   Public Safety Facilities Projs, AMBAC,
   5.25s, 2012                                                  1,030          1,102,090
  Los Angeles California Certificates Participation,
   Real Property Program Aq, AMBAC, 5.3s, 2027                  3,000          2,988,000
  Los Angeles, CA, Convention & Exhibition
   Center Authority, Certificates of Participation,
   AMBAC, 0s, 2005                                              2,400          2,137,512
  Los Angeles, CA, Convention & Exhibition
   Center Authority, Certificates of Participation,
   9s, 2010 ~                                                   1,900          2,269,740
  Pasadena, CA, Certificates of Participation
   (Pasadena Parking Facilities), 6.25s, 2018                   3,460          3,886,341
  Pomona, CA, Public Financing Authority Rev.,
   6.25s, 2010                                                  4,020          4,359,288
  Sacramento County, CA, Certificates of Participation,
   AMBAC, 5.75s, 2018                                           1,500          1,584,825
  Sacramento, CA, City Financing Authority,
   5.5s, 2021                                                   1,635          1,673,014
  Salinas, CA, 5.7s, 2028                                       2,200          2,213,222
  Santa Ana, CA, Financing Authority Rev.
   (South Harbor Boulevard), MBIA, 5.125s, 2019                 5,185          5,175,304
                                                                            ------------
                                                                            $ 43,156,702
TURNPIKE REVENUE -- 1.8%
  Bay Area Toll Authority, 5s, 2018                           $ 3,000       $  2,986,440
  Foothill/Eastern Transportation Corridor
   Agency, CA, 1s, 2011 ~                                       2,500          2,508,250
  Los Angeles County, CA, Metropolitan
   Transportation Authority, FSA, 5s, 2021                      2,080          2,024,069
                                                                            ------------
                                                                            $  7,518,759
UNIVERSITIES -- COLLEGES -- 6.6%
  Banning, CA, Certificates of Participation,
   Water System Improvement,
   AMBAC, 8s, 2019                                            $ 1,000       $  1,273,220
  California Education Facilities Authority Rev.,
   (College & University), 6s, 2012                             1,400          1,495,326
  California Education Facilities Authority Rev.,
   (College & University), 6.3s, 2021                           1,000          1,055,960
  California Education Facilities Authority Rev.,
   (Fresno Pacific University), 6.75s, 2019                     2,000          2,145,060
  California Education Facilities Authority Rev.,
   (L.A. College of Chiropractic), 5.6s, 2017                   2,100          2,006,865

                                    22 -- MCA

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
  California Education Facilities Authority Rev.,
   (Pomona College), 5.875s, 2019                             $ 2,000       $  2,157,060
  California Educational Facilities Authority Rev.,
   6.625s, 2020                                                 1,000          1,055,950
  California Educational Facilities Authority Rev.,
   (Loyola Marymount), MBIA, 0s, 2014 ~                         2,500          1,364,700
  California Educational Facilities Authority
   Revenue, Santa Clara University Series A,
   MBIA, 5s, 2027                                               1,340          1,275,962
  Carmichael, CA, Water District Rev., MBIA,
   5.125s, 2019                                                 3,000          2,994,390
  Long Beach, CA, Industrial Development Rev.,
   5.25s, 2023                                                  1,450          1,349,051
  San Diego County, CA, (Burnham Institute),
   6.25s, 2029                                                  2,300          2,316,491
  University California Certificates Participation,
   San Diego Campus Projs Series A,
   5.25s, 2032                                                  1,840          1,799,575
  University of California Rev., RITES, MBIA,
   8.34s, 2016 @+                                               5,705          5,897,829
                                                                            ------------
                                                                            $ 28,187,439
UNIVERSITIES -- SECONDARY SCHOOLS -- 0.4%
  Los Angeles, CA, Certificates of Participation,
   5.7s, 2018                                                 $ 1,900       $  1,872,146

UTILITIES -- INVESTOR OWNED -- 1.0%
  California Pollution Control Financing Authority,
   6.4s, 2024                                                 $   500       $    480,770
  California Pollution Control Financing Authority,
   Pollution Control Rev. (Pacific Gas &
   Electric Co.), MBIA, 5.35s, 2016                             3,500          3,574,480
  California Pollution Control Financing Authority,
   Pollution Control Rev. (Pacific Gas &
   Electric Co.), 5.85s, 2023                                     400            366,792
                                                                            ------------
                                                                            $  4,422,042
UTILITIES -- MUNICIPAL OWNED -- 5.9%
  Glendale, CA, Electric Works Rev., MBIA,
   5.75s, 2019                                                $ 1,420       $  1,500,642
  Glendale, CA, Electric Works Rev., MBIA,
   5.75s, 2020                                                  1,160          1,225,876
  Los Angeles, CA, Electric Plant Rev., MBIA,
   4.75s, 2019                                                  2,000          1,889,960
  Northern California Power Agency, Public
   Power Rev., 5.85s, 2010                                        880            947,338
  Sacramento, CA, Power Authority, MBIA,
   5.875s, 2015                                                 5,500          5,977,840
  San Diego, CA, Industrial Development Rev.
   (San Diego Gas & Electric Co.), MBIA,
   6.1s, 2018                                                   6,000          6,206,100
  Southern California Public Power Authority
   Rev., (Southern Transmission Project),
   0s, 2005                                                     4,205          3,760,910
  Southern California Public Power Transmission
   Rev., "A", 0s, 2005                                          3,795          3,389,884
  Virgin Islands Water & Power Authority,
   5.3s, 2018                                                     250            240,442
                                                                            ------------
                                                                            $ 25,138,992
UTILITIES -- OTHER -- 0.4%
  Virgin Islands Water & Power Authority,
   5.125s, 2013                                               $ 1,000       $    999,000
  Virgin Islands Water & Power Authority
   Rev., 5.5s, 2017                                               800            767,816
                                                                            ------------
                                                                            $  1,766,816
WATER AND SEWER UTILITY REVENUE -- 8.8%
  California Department of Water Resources,
   Central Valley Project Rev., 7s, 2012                      $ 1,495       $  1,802,522
  Culver City, CA, Wastewater Facilities Rev.,
   5.6s, 2019                                                   1,000          1,048,670
  Eastern California Municipal Water District,
   Water & Sewer Rev., FGIC, 5s, 2020                           3,000          2,932,770
  El Monte, CA, Water Authority Rev., AMBAC,
   6s, 2019                                                     1,065          1,163,172
  Fairfield-Suisun, CA, Sewer District Rev., MBIA,
   0s, 2006                                                     2,080          1,786,158
  Huntington Park, CA, 6.2s, 2025                               2,000          2,015,460
  Livermore Amador Valley Water Management,
   Series A, AMBAC, 5s, 2031                                    4,875          4,607,070
  Long Beach California Water Revenue,
   Refunding Series A, MBIA, 5s, 2024                           5,135          4,935,762
  Los Angeles County, CA, Public Works,
   AMBAC, 5.5s, 2020                                            2,970          3,047,962
  Metropolitan Water District, Waterworks Rev.,
   5s, 2020                                                     2,500          2,458,475
  Mojave, CA, Water Agency, FGIC,
   5.75s, 2015                                                  2,625          2,852,010
  Napa County, CA, Flood Protection Authority,
   FGIC, 5s, 2018                                               2,745          2,717,303
  Southern California Metropolitan Water
   District, RITES, 9.532s, 2018 @+                             5,000          5,816,250
                                                                            ------------
                                                                            $ 37,183,584
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $402,051,904)                       $414,331,019

FLOATING RATE DEMAND NOTES -- 1.5%
  Bay Area Toll Authority,
   due 04/04/02                                               $   800       $    800,000
  California Pollution Control Financing Authority,
   (Shell Oil Co.), due 04/01/02                                1,200          1,200,000
  California Pollution Control Financing Authority,
   (Shell Oil Co.), due 04/01/02                                  900            900,000
  California Pollution Control Financing Authority,
   Pollution Control Rev., due 04/01/02                         1,000          1,000,000
  California Pollution Control Financing Authority
   Rev. (Shell Oil), due 04/01/02                                 400            400,000
  California Pollution Control Financing Authority
   Rev. (Shell Oil), due 04/01/02                               1,000          1,000,000
  California Statewide Community Development
   Authority (Sutter Health), due 04/01/02                        900            900,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $6,200,000)              $  6,200,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $408,251,904)                           $420,531,019

OTHER ASSETS, LESS LIABILITIES -- 1.0%                                         4,312,917
                                                                            ------------

NET ASSETS -- 100.0%                                                        $424,843,936
                                                                            ============

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


                                   MCA -- 23

MFS FLORIDA MUNICIPAL BOND FUND

Municipal Bonds -- 96.3%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 6.0%
  Florida Capital Projects Finance Authority
   Rev., MBIA, 5s, 2020                                       $   500       $    474,780
  Greater Orlando Aviation Authority Rev., FGIC,
   5.25s, 2018                                                  1,000            993,460
  Hillsborough County, FL, Aviation Authority
   Rev. (Tampa International)), FGIC,
   5.875s, 2015                                                   750            799,080
  Lee County, FL, Airport Rev., FSA,
   5.875s, 2018                                                 1,000          1,050,070
  Los Angeles California Regional Airport Lease Rev.,
   Amt Series C, 7.5s, 2024                                       200            194,086
  Miami-Dade County, FL, Florida Aviation Rev.,
   MBIA, 5.25s, 2018                                            1,500          1,490,190
  Pensacola, FL, Airport Rev., MBIA,
   5.625s, 2014                                                   500            519,650
                                                                            ------------
                                                                            $  5,521,316
GENERAL OBLIGATION -- GENERAL PURPOSE -- 8.6%
  Florida Municipal Loan Council Rev., MBIA,
   5.625s, 2019                                               $ 1,000       $  1,041,160
  Florida Str Board Of Education Public Education,
   Capital Outlay Series A, 5.25s, 2024                         1,000            990,910
  Hillsborough County, FL, Capital Improvement Rev.
   (County Center), 6.75s, 2022 ~                               1,500          1,547,790
  Miami-Dade County, FL, Educational Facilities
   Authority Rev., AMBAC, 5.5s, 2018                            1,400          1,441,664
  State of Florida, RITES, 7.906s, 2017 @+                      3,000          2,941,500
                                                                            ------------
                                                                            $  7,963,024
GENERAL OBLIGATIONS -- IMPROVEMENT -- 3.1%
  Commonwealth of Puerto Rico, MBIA,
   9.613s, 2019 @+                                            $ 1,000       $  1,223,280
  Dade County, FL, AMBAC, 7.125s, 2015                          1,380          1,674,244
                                                                            ------------
                                                                            $  2,897,524
GENERAL OBLIGATIONS -- SCHOOLS -- 4.5%
  Florida Board of Education, Capital Outlay,
   9.125s, 2014                                               $   400       $    540,220
  Florida Board of Education, Capital Outlay,
    9.125s, 2014                                                2,600          3,502,018
  Michigan Municipal Bond Authority Rev.,
   7.625s, 2021                                                   100            102,567
                                                                            ------------
                                                                            $  4,144,805
HEALTH CARE REVENUE -- HOSPITALS -- 15.0%
  Brevard County, FL, Health Facilities Authority
   Rev. (Wuesthoff Memorial), MBIA,
   6.5s, 2007                                                 $ 1,000       $  1,023,380
  Charlotte County, FL, Health Care Facilities
   Rev. (Bon Secours), RIBS, FSA,
   10.488s, 2027 @                                              2,500          2,658,025
  Denver, CO, Health & Hospital Authority
   Rev., 6s, 2023                                                 500            490,375
  District of Columbia, Health & Hospital Authority
   Rev. (Medstar University Hospital), "D",
   6.875s, 2031                                                   225            237,373
  Escambia County, FL, Health Facility Rev.
   (Baptist Hospital), 6.75s, 2014 ~                              785            848,035
  Escambia County, FL, Health Facility Rev.
   (Baptist Hospital), 6.75s, 2014                                 95             99,593
  Escambia County, FL, Health Facility Rev.,
   "B" (Baptist Hospital), 6s, 2014                             1,000          1,000,310
  Highlands County, FL, Health Facilities
   Authority Rev. (Adventist Health Systems),
   5.25s, 2013                                                $   500       $    489,350
  Hillsborough County, FL, Industrial Development
   Rev. (University Community Hospital), MBIA,
   6.5s, 2019                                                   1,000          1,149,900
  Indiana Health Facility Hospital Rev.,
   6.375s, 2031                                                   500            475,490
  Jacksonville, FL, Hospital Rev. (University
   Medical Center), CONNIE LEE, 6.6s, 2013                        500            510,170
  Marion County, FL, Hospital District Rev.,
   5.5s, 2014                                                   1,000          1,008,310
  Michigan Str Hospital Finance Authority Rev.,
   Refunding Hospital Sparrow Obligation Group,
   5.5s, 2021                                                     650            619,073
  New Hampshire Health & Education Facilities Rev.,
   6s, 2024                                                       500            496,915
  Palm Beach County, FL, Health Facilities Rev.,
   Refunding Hospital Brch Corp. Obilgation Group,
   5.5s, 2021                                                     500            471,170
  Steubenville, OH, Hospital Rev., 6.375s, 2020                   500            509,085
  Tallahasse, FL, Health Facilities Rev.
   (Tallahassee Memorial Healthcare),
   6.25s, 2020                                                    600            604,422
  Tallahassee, FL, Health Facilities Rev.
   (Tallahassee Memorial Regional Medical
   Center), MBIA, 6.625s, 2013                                  1,000          1,094,770
                                                                            ------------
                                                                            $ 13,785,746
HEALTH CARE REVENUE -- LONG TERM CARE -- 0.6%
  Jacksonville, FL, Health Facilities Authority,
   Industrial Development Rev. (National
   Cypress), 7s, 2014                                         $   550       $    564,647

HUMAN SERVICES -- 0.3%
  Orange County, FL, Health Facilities Authority
   Rev., 8.875s, 2021                                         $   300       $    305,268

INDUSTRIAL REVENUE -- CHEMICALS -- 0.5%
  Sweetwater County, WY, Solid Waste Disposal
   Rev. (FMC Corp.), 7s, 2024                                 $   500       $    498,685

INDUSTRIAL REVENUE -- OTHER -- 0.5%
  Tooele County, UT, 5.7s, 2026                               $   500       $    456,060

INDUSTRIAL REVENUE -- PAPER -- 2.5%
  Escambia County, FL, Industrial Development
   Rev. (Champion International), 6.8s, 2012                  $   750       $    781,222
  Escambia County, FL, Pollution Control Rev.
   (Champion International), 6.95s, 2012                        1,000          1,034,140
  Sabine River Authority Rev., Texas Pollution
   (TXU Electric Co.), 5.75s, 2030                                500            493,655
                                                                            ------------
                                                                            $  2,309,017
MISCELLANEOUS REVENUE -- ENTERTAINMENT & TOURISM -- 1.1%
  Palm Beach County, FL, Industrial
   Development Rev. (South Florida Fair), MBIA,
   5.5s, 2020                                                 $ 1,000       $  1,025,780

MISCELLANEOUS REVENUE -- OTHER -- 0.3%
  District of Columbia, 6.25s, 2024                           $   250       $    259,778

                                   24 -- MFA

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE -- 2.4%
  Collier County Florida Housing Finance Authority
   Rev., Housing Goodlette Arms Project A 1, FNMA,
   4.9s, 2032                                                 $   500       $    495,205
  Florida Housing Finance Corp. Rev., MBIA,
   5.5s, 2020                                                     500            487,545
  Florida Housing Finance Corp. Rev. (Crossing
   at University Apartments), AMBAC, 5.1s, 2018                 1,250          1,203,300
                                                                            ------------
                                                                            $  2,186,050
OTHER -- 0.5%
  Tobacco Settlement Authority, 5.3s, 2025                    $   250       $    221,805
  Tobacco Settlement Financing Corporation,
   Asset Bkd Series B, 5.875s, 2039                               250            236,195
                                                                            ------------
                                                                            $    458,000
SALES AND EXCISE TAX REVENUE -- 6.9%
  Florida Board Of Education, Lottery Rev.,
   FGIC, 5.25s, 2017                                          $ 1,000       $  1,015,510
  Hillsborough County Florida School District,
   AMBAC, 5s, 2010                                              1,000          1,040,890
  Jacksonville, FL, Excise Taxes Rev., FGIC,
   0s, 2010                                                     1,000            667,670
  Jacksonville, FL, Excise Taxes Rev., FGIC,
   0s, 2011                                                     1,000            632,030
  Orange County Florida Tourist Development
   Tax Rev., Subordinated, AMBAC, 5.25s, 2027                   1,500          1,479,435
  Orange County, FL, Tourist Development Rev.,
   AMBAC, 5.375s, 2018                                          1,000          1,015,080
  Taylor County, FL, Sales Tax Rev., FGIC,
   5.5s, 2020                                                     500            513,370
                                                                            ------------
                                                                            $  6,363,985
SINGLE FAMILY HOUSING REVENUE -- LOCAL -- 6.4%
  Brevard County, FL, Housing Finance Authority
   Rev., Refunding "B", GNMA, FNMA,
   6.5s, 2022                                                 $   225       $    241,157
  Dade County, FL, Housing Finance Authority,
   Mortgage Rev., "D", FSA, 6.95s, 2012                            80             81,866
  Dade County, FL, Housing Finance Authority,
   Mortgage Rev., "E", GNMA, FNMA,
   7s, 2024                                                        45             45,457
  Lee County, FL, Housing Finance Authority,
   GNMA, FNMA, 7.2s, 2033                                         400            433,548
  Lee County, FL, Housing Finance Authority
   Rev., GNMA, FNMA, 7s, 2031                                     645            684,313
  Lee County, FL, Housing Financing Authority
   Rev., GNMA, FNMA, 6.5s, 2031                                   700            734,559
  Miami Dade County, FL, Housing Finance
   Authority Rev., GNMA, FNMA, 5.2s, 2031                         825            832,920
  Palm Beach County, FL, GNMA, FNMA,
   5.5s, 2022                                                     820            842,255
  Pinellas County, FL, Housing Authority Rev.,
   GNMA, FNMA, 6.2s, 2031                                         890            932,578
  Pinellas County, FL, Housing Finance Authority
   Rev., GNMA, FNMA, 7.25s, 2029                                  930          1,042,632
                                                                            ------------
                                                                            $  5,871,285
SINGLE FAMILY HOUSING REVENUE -- STATE -- 1.1%
  Florida Housing Finance Corp. Rev.,
   Homeowner Mortgage Series 4, FSA,
   5.85s, 2031                                                $   990       $  1,020,740

SPECIAL ASSESSMENT DISTRICT -- 0.9%
  Arbor Greene, FL, Community Development
   District, 5.75s, 2006                                      $   176       $    176,012
  Heritage Isles, FL, Community Development
   District, 5.75s, 2005                                          630            621,111
                                                                            ------------
                                                                            $    797,123
STATE AND LOCAL APPROPRIATION -- 3.2%
  Florida Municipal Loan Council Rev., MBIA,
   5.625s, 2020                                               $ 1,000       $  1,046,530
  Florida Str Municipal Loan Council Rev.,
   Series A, MBIA, 5.25s, 2014                                  1,055          1,091,777
  Palm Beach County, FL, School Board,
   AMBAC, 5.5s, 2021                                              750            767,408
                                                                            ------------
                                                                            $  2,905,715
TURNPIKE REVENUE -- 6.5%
  Florida Mid Bay Bridge Authority Rev.,
   AMBAC, 0s, 2018                                            $ 1,000       $    401,520
  Florida Turnpike Authority, Turnpike Rev.
   (Department of Transportation),
   5.75s, 2018                                                  2,000          2,111,840
  Lee County Florida Transportation Facilities
   Rev., Refunding Series A, AMBAC, 5.5s, 2013                  1,150          1,218,367
  Miami-Dade County, FL, Toll System Rev.,
   FGIC, 6s, 2020 ~                                             1,000          1,079,950
  Polk County, FL, Transport Improvement Rev.,
   FSA, 5.625s, 2017                                            1,000          1,053,160
  Puerto Rico Highway & Transportation
   Authority Rev., 6.625s, 2018 ~                                 100            102,678
                                                                            ------------
                                                                            $  5,967,515
UNIVERSITIES -- DORMATORIES -- 3.3%
  Florida Board of Regents, Housing Rev.,
   MBIA, 5.3s, 2020                                           $   610       $    616,295
  Florida Board Of Regents, Housing Rev.
   (University of Central Florida), FGIC,
   5.25s, 2020                                                  1,185          1,193,212
  Florida Finance Authority, MBIA,
   5.125s, 2021                                                 1,340          1,274,206
                                                                            ------------
                                                                            $  3,083,713
UTILITIES -- INVESTOR OWNED -- 4.4%
  Clark County, NV, Industrial Development
   Rev., 5.9s, 2030                                           $   500       $    447,980
  Farmington, NM, Pollution Control Rev.,
   5.8s, 2022                                                     500            486,055
  Hillsborough County, FL, Industrial
   Development Rev. (Tampa Electric Co.),
   8s, 2022                                                     3,000          3,097,560
                                                                            ------------
                                                                            $  4,031,595
UTILITIES -- MUNICIPAL OWNED -- 6.5%
  Charlotte County, FL, Utility Rev., FGIC,
   6.875s, 2021 ~                                             $   500       $    541,450
  Escambia County, FL, Utility Systems Rev.,
   FGIC, 6.25s, 2016                                            1,500          1,702,005
  Illinois Development Finance Authority,
   Pollution Control Rev. (Illinois Power Co.),
   7.375s, 2021                                                 1,000          1,104,240
  Port St. Lucie, FL, Utility Rev., Capital
   Appreciation, FGIC, 0s, 2021 ~                               1,405            482,280
  Puerto Rico Electric Power Authority, FSA,
   6s, 2016                                                     2,000          2,152,940
                                                                            ------------
                                                                            $  5,982,915

                                   MFA -- 25

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE -- 11.2%
  Bay County, FL, Water Systems Rev.,
   AMBAC, 5.625s, 2019                                        $ 1,000       $  1,044,400
  Florida Community Services Corp., AMBAC,
   5.5s, 2018                                                   1,125          1,138,972
  Lee County, FL, Industrial Development
   Authority Rev. (Bonita Springs Utilities
   Project), MBIA, 6.05s, 2015                                  1,000          1,057,580
  Miami Beach, FL, Stormwater Rev.,
   FGIC, 5.25s, 2020                                            1,000          1,006,830
  Miramar, FL, Wastewater Improvement Rev.,
   FGIC, 6.75s, 2016 ~                                            955          1,047,138
  Orlando, FL, Utility Commission, Water and
   Electric Rev., , 6.75s, 2017                                 1,500          1,755,720
  Seminole County, FL, Water & Sewer Rev.,
   MBIA, 6s, 2019                                               2,060          2,279,225
  Seminole County, FL, Water & Sewer Rev.,
   MBIA, 6s, 2019                                                 940          1,031,754
                                                                            ------------
                                                                            $ 10,361,619
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $85,706,929)                        $ 88,761,905

FLOATING RATE DEMAND NOTES -- 0.8%
  Hillsborough County, FL, Pollution Control Rev.,
   due 04/01/02                                               $   300       $    300,000
  Pinellas County, FL, Health Facility Authority,
   due 04/01/02                                                   415            415,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $715,000)                $    715,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $86,421,929)                            $ 89,476,905

OTHER ASSETS, LESS LIABILITIES -- 2.9%                                         2,633,588
                                                                            ------------

NET ASSETS -- 100.0%                                                        $ 92,110,493
                                                                            ============

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


MFS GEORGIA MUNICIPAL BOND FUND
Municipal Bonds -- 97.5%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 3.7%
  Atlanta, GA, Airport Facilities Rev., AMBAC,
   0s, 2010                                                   $ 4,000       $  2,601,560

GENERAL OBLIGATION -- GENERAL PURPOSE -- 3.6%
  Columbia County, GA (Courthouse/Detention
   Center), 5.625s, 2020                                      $ 1,490       $  1,531,213
  Macon-Bibb County, GA, Urban Development
   Authority Rev. (Bibb County Public Facilities),
   5.5s, 2022                                                   1,000          1,023,590
                                                                            ------------
                                                                            $  2,554,803
GENERAL OBLIGATIONS -- IMPROVEMENT -- 4.1%
  Elberton, GA, Combined Utility Systems,
   Refunding & Improvement, AMBAC,
   5.5s, 2019                                                 $   550       $    577,649
  Puerto Rico Municipal Finance Agency, RITES,
   FSA, 10.363s, 2016 @ +                                         500            608,560
  State of Georgia, 5s, 2019                                    1,000            980,800
  Suwanee, GA, MBIA, 5.25s, 2032                                  750            736,800
                                                                            ------------
                                                                            $  2,903,809
GENERAL OBLIGATIONS -- SCHOOLS -- 12.1%
  Fayette County, GA, School District,
   Refunding, 5s, 2008                                        $   500       $    519,835
  Forsyth County, GA, School District,
   6s, 2015                                                       750            826,312
  Fulton County, GA, School District,
   6.375s, 2010                                                 2,000          2,262,060
  Fulton County, GA, School District,
   6.375s, 2012                                                 1,000          1,146,660
  Fulton County, GA, School District,
   6.375s, 2016                                                 1,000          1,154,090
  Hall County, GA, School District,
   4.5s, 2007                                                   1,000          1,022,700
  Houston County, GA, School District,
   5s, 2007                                                     1,500          1,569,660
                                                                            ------------
                                                                            $  8,501,317
HEALTH CARE REVENUE -- HOSPITALS -- 6.7%
  Carroll City County Hospital Authority, GA,
   Tanner Med Center, Inc., Project, AMBAC,
   5.25s, 2017                                                $ 1,125       $  1,130,152
  Chatham County, GA, Hospital Authority Rev.,
   6s, 2017                                                       350            353,360
  Dalton, GA, Development Authority Rev.,
   MBIA, 5.5s, 2017                                             1,000          1,062,940
  Gainsville & Hall County, GA, Hospital,
   Northeast, GA, Health Systems, Inc.,
   Project, 5.5s, 2031                                            500            469,070
  Royston, GA, Hospital Authority Rev.
   (Ty Cobb Healthcare Systems, Inc.),
   6.125s, 2009                                                   330            323,938
  Savannah, GA, Hospital Authority Rev.
   (St. Josephs/Candler Health Systems, Inc.),
   FSA, 5s, 2018                                                1,400          1,366,176
                                                                            ------------
                                                                            $  4,705,636
HEALTH CARE REVENUE  -- LONG TERM CARE -- 1.7%
  Richmond County, GA, Development Authority,
   Nursing Home Rev. (Beverly Enterprises),
   8.75s, 2011                                                $ 1,190       $  1,229,151


                                   26 -- MGA

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
INDUSTRIAL REVENUE -- OTHER -- 1.7%
  Savannah, GA, Economic Development
   Authority Rev. (Hershey Foods Corp.),
   6.6s, 2012                                                 $ 1,150       $  1,176,381

INDUSTRIAL REVENUE -- PAPER -- 1.9%
  Savannah, GA, Economic Development
   Authority Rev. (Stone Container Corp.),
   7.4s, 2026                                                 $   300       $    285,072
  Savannah, GA, Economic Development
   Authority Rev. (Union Camp Corp.),
   6.15s, 2017                                                  1,000          1,032,050
                                                                            ------------
                                                                            $  1,317,122
MULTI-FAMILY HOUSING REVENUE -- 6.7%
  Clayton County, GA, Housing Authority,
   GNMA, 5.5s, 2032                                           $ 1,000       $    982,540
  Cobb County, GA, Housing Authority Rev.
   (Signature Place Corp.), FHA, 6.875s, 2017                   1,315          1,347,862
  Hinesville, GA, Leased Housing Corp. Rev.
   (Baytree Apartments), FHA, 6.7s, 2017                          900            929,556
  St. Mary's, GA, Housing Authority Rev.
   (Cumberland Oaks Apartments), FNMA,
   7.375s, 2022                                                 1,470          1,475,248
                                                                            ------------
                                                                            $  4,735,206
SALES AND EXCISE TAX REVENUE -- 1.5%
 Virgin Islands Public Finance Authority
  Rev.,
   ASST GTY, 5.5s, 2018                                       $ 1,000       $  1,027,430

SINGLE FAMILY HOUSING REVENUE -- STATE -- 3.8%
 Georgia Housing & Finance Authority Rev.,
   6.05s, 2019                                                $ 1,000       $  1,015,810
  Georgia Housing & Finance Authority Rev.,
   5.2s, 2020                                                     905            913,290
  Georgia Housing & Finance Authority Rev.,
   5.8s, 2021                                                     750            758,677
                                                                            ------------
                                                                            $  2,687,777
STATE AND LOCAL APPROPRIATION -- 8.0%
  Clayton County, GA, Development Authority
   Rev., 6.25s, 2020                                          $   500       $    544,895
  Fayette County, GA, Public Facilities Authority,
   5s, 2018                                                       500            492,800
  Fayette County, GA, Public Facilities Authority
   Rev., (Criminal Justice Center),
   6.25s, 2010 ~                                                  755            857,922
  Fulton County, GA, Facilities Corp., AMBAC,
   5.5s, 2018                                                   1,195          1,235,128
  Fulton County, GA, Facilities Corp., AMBAC,
   5.9s, 2019                                                   1,000          1,073,930
  Georgia Municipal Assn., Inc., Installment
   Sale Program (Atlanta Detention Center),
   FSA, 5s, 2014                                                  850            860,812
  Rockland County, GA, Hospital Authority Rev.
   (Ty Cobb Healthcare Systems, Inc.),
   AMBAC, 5.625s, 2020                                            500            519,985
                                                                            ------------
                                                                            $  5,585,472
UNIVERSITIES -- COLLEGES -- 8.4%
  College Park, GA, Business & Indiana,
   AMBAC, 5s, 2017                                            $   600       $    596,034
  Fulton County, GA, Development Authority
   Rev. (Georgia Tech Foundation), 5.75s, 2017                  1,000          1,061,490
  Fulton County, GA, Development Authority
   Rev. (Morehouse College), AMBAC, 6.25s, 2021                   980          1,071,797
  Georgia Private Colleges & University Authority
   Rev., (Emory University), 5.75s, 2016                      $ 1,000       $  1,061,970
  Georgia Private Colleges & University Authority
   Rev., (Emory University), 5.75s, 2018                        1,000          1,057,580
  Georgia Private Colleges & University Authority
   Rev., Mercer University Project, 5.75s, 2021                   500            500,625
  Savannah, GA, Economic Development Authority
   Rev. (College Of Art & Design, Inc.), 6.2s, 2009               500            524,705
                                                                            ------------
                                                                            $  5,874,201
UNIVERSITIES -- DORMATORIES -- 3.6%
  Georgia Private Colleges & University Authority
   Rev., Mercer Housing Corp., 6s, 2021                       $   500       $    486,645
  Marietta, GA, Development Authority Rev.
   (Southern Polytech University), 6.25s, 2027                  1,000            973,820
  Milledgeville Baldwin County, GA, Georgia
   College & State University Foundation, 5s, 2032              1,000          1,035,070
                                                                            ------------
                                                                            $  2,495,535
UTILITIES -- MUNICIPAL OWNED -- 7.2%
  Appling County, GA, Development Authority
   Rev. (Ogelthorpe Power Corp.), MBIA,
   7.15s, 2021 #                                              $ 1,400       $  1,500,058
  Georgia Municipal Electric Authority, Power
   Rev., AMBAC, 0s, 2013                                        1,675            939,625
  Georgia Municipal Electric Authority, Power
   Rev., MBIA, 6.5s, 2020                                       1,250          1,452,650
  Monroe County, GA, Development Authority,
   Pollution Control Rev. (Oglethorpe Power),
   6.8s, 2012                                                   1,000          1,146,570
                                                                            ------------
                                                                            $  5,038,903
WATER AND SEWER UTILITY REVENUE -- 22.8%
  Alanta, GA, Water & Wastewater Rev., RITES,
   FGIC, 9.205s, 2016 @ +                                     $ 4,000       $  4,520,000
  Cartersville, GA, Development Authority Waste,
   Refunding Anheuser Busch Project, 5.95s, 2032                  750            749,707
  Clayton County, GA, Water & Sewage Authority
   Rev., 6.25s, 2017                                            1,000          1,096,740
  Columbia County, GA, Water & Sewage Rev.,
   FGIC, 6.25s, 2010 ~                                            470            530,762
  Coweta County, GA, Development Authority
   Rev. (Newnan Water Sewage & Light
   Commission), AMBAC, 5.75s, 2016                              1,000          1,059,770
  Coweta County, GA, Water & Sewage Authority,
   5.2s, 2021                                                     500            495,745
  Fairburn, GA, Utility Rev., 5.75s, 2020                         500            502,895
  Forsyth County, GA, Water & Sewage Authority,
   6.25s, 2010 ~                                                1,105          1,253,324
  Fulton County, GA, Water & Sewage Rev.,
   FGIC, 6.375s, 2014                                           3,250          3,681,899
  Gainesville, GA, Water & Sewage Authority
   Rev., FGIC, 5.625s, 2019                                     1,000          1,037,050
  Jackson County, GA, Water & Sewage Authority
   Rev., AMBAC, 5.75s, 2017                                     1,000          1,064,010
                                                                            ------------
                                                                            $ 15,991,902
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $65,676,084)                        $ 68,426,205


                                    MGA -- 27

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
FLOATING RATE DEMAND NOTES -- 1.1%
  Appling County, GA, Development Authority
   Pollution Georgia Power Co.,
   due 04/01/02                                               $   300       $    300,000
  Bartow County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                                   100            100,000
  Burke County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                                   400            400,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $800,000)                $    800,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $66,476,084 )                           $ 69,226,205

OTHER ASSETS, LESS LIABILITIES -- 1.4%                                           984,061
                                                                            ------------

NET ASSETS -- 100.0%                                                        $ 70,210,266
                                                                            ============

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


MFS MARYLAND MUNICIPAL BOND FUND

Municipal Bonds -- 98.1%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 1.9%
  Maryland Transport Authority Airport Park
   Rev., Baltimore/Wash International Airport B,
   AMBAC, 5.25s, 2009                                         $ 2,840       $  2,963,483

GENERAL OBLIGATION -- GENERAL PURPOSE -- 3.7%
  Baltimore, MD, Consolidated Public
   Improvement, 7.15s, 2009                                   $ 2,120       $  2,498,123
  Frederick County, MD, Public Facilities,
   5.2s, 2019                                                   1,700          1,726,996
  State of Maryland, 5.75s, 2014                                1,550          1,680,727
                                                                            ------------
                                                                            $  5,905,846
GENERAL OBLIGATIONS -- IMPROVEMENT -- 18.7%
  Anne Arundel County, MD, 5s, 2015 #                         $ 2,000       $  2,026,640
  Baltimore, MD, FGIC, 5.5s, 2018                               1,700          1,771,043
  Baltimore, MD, Consolidated Public
   Improvement, MBIA, 7s, 2009                                  1,000          1,167,400
  Frederick County, MD, Public Facilities, 5.25s, 2016          2,000          2,054,880
  Howard County, MD, Consolidated Public
   Improvement, "A", 5.5s, 2019                                 1,000          1,028,610
  Howard County, MD, Consolidated Public
   Improvement, "A", 5.5s, 2020                                 2,000          2,053,720
  Howard County, MD, Metropolitan District,
   0s, 2008                                                     1,000            757,680
  Montgomery County, MD, Consolidated Public
   Improvement, 5.75s, 2010 ~                                   2,000          2,196,620
  Prince George's County, MD, 0s, 2007                          5,110          4,092,190
  Prince George's County, MD, Consolidated
   Public Improvement, FSA, 5.375s, 2015                        1,500          1,572,045
  Puerto Rico Municipal Finance Agency, RITES,
   FSA, 9.09s, 2019 @ +                                         1,000          1,078,240
  Puerto Rico Public Finance Corp., MBIA,
   5.5s, 2018                                                   1,000          1,043,930
  Puerto Rico Public Finance Corp., MBIA,
   5s, 2021                                                     1,000            984,060
  Washington, MD, Suburban Sanitation District,
   6.1s, 2003 ~                                                 1,070          1,136,351
  Washington, MD, Suburban Sanitation District,
   5.25s, 2016                                                    865            878,260
  Washington, MD, Suburban Sanitation District,
   5.25s, 2018                                                  1,060          1,080,458
  Washington, MD, Suburban Sanitation District,
   5.25s, 2019                                                  1,120          1,136,341
  Worcester County, MD, Public Improvement,
   5.625s, 2013                                                 1,620          1,748,352
  Worcester County, MD, Public Improvement,
   5.625s, 2015                                                 2,030          2,164,305
                                                                            ------------
                                                                            $ 29,971,125
GENERAL OBLIGATIONS -- SCHOOLS -- 0.6%
  Montgomery County, MD, 5s, 2020                             $ 1,000       $    989,370

HEALTH CARE REVENUE -- HOSPITALS -- 13.2%
  Berlin, MD, Hospital Rev. (Atlantic General
   Hospital), 8.375s, 2002 ~                                  $ 1,262       $  1,300,632
  Maryland Health & Higher Education Facilities
   Authority Rev. (Catholic Health Initiatives),
   6s, 2020                                                     1,000          1,044,010
  Maryland Health & Higher Education Facilities
   Authority Rev. (Doctors Community Hospital),
   5.5s, 2024                                                   1,000            843,350
  Maryland Health & Higher Education Facilities
   Authority Rev. (Frederick Memorial Hospital),
   FGIC, 5.25s, 2013                                            2,850          2,966,736


                                    28 -- MMD

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
  Maryland Health & Higher Education Facilities
   Authority Rev. (Good Samaritan Hospital),
   5.7s, 2009                                                 $ 1,085       $  1,174,404
  Maryland Health & Higher Education Facilities
   Authority Rev. (Howard County General
   Hospital), 5.5s, 2021                                        4,000          4,140,080
  Maryland Health & Higher Education Facilities
   Authority Rev. (Loyola College), FSA, 5.5s, 2020             2,000          2,037,920
  Maryland Health & Higher Education Facilities
   Authority Rev. (Mercy Medical Center),
   FSA, 5.625s, 2017                                            1,800          1,882,836
  Maryland Health & Higher Education Facilities
   Authority Rev. (North Arundel Hospital), 6.5s, 2026            500            520,195
  Maryland Health & Higher Education Facilities
   Authority Rev. (University of Maryland
   Medical System), 6.625s, 2020                                1,000          1,050,660
  Maryland Industrial Development Finance
   Authority, Economic Development Rev.
   (Bon Secours Health System), FSA,
   10.256s, 2022 @                                              1,400          1,666,476
  Montgomery County Maryland Economic
   Development, Trinity Health Credit Group,
   5.125s, 2022                                                   500            484,750
  Prince George's County, MD, Hospital Rev.
   (Dimensions Health Corp.), 7.25s, 2002 ~                     2,000          2,066,400
                                                                            ------------
                                                                            $ 21,178,449
HEALTH CARE REVENUE -- LONG TERM CARE -- 1.0%
  Maryland Health & Higher Education Facilities
   Authority Rev. (Bradford Oaks Center),
   6.375s, 2027                                               $ 1,500       $  1,280,625
  Maryland Health & Higher Educational Facilities
   Authority Rev. (Collington Episcopal Life),
   6.75s, 2023                                                    300            303,663
                                                                            ------------
                                                                            $  1,584,288
INDUSTRIAL REVENUE -- ENVIRONMENTAL SERVICES -- 0.4%
  Northeast Maryland Waste Disposal Authority,
   Resources Recovery Rev. (Baltimore Resco
   Retrofit), 5s, 2012                                        $   690       $    658,943

INDUSTRIAL REVENUE -- OTHER -- 1.0%
  Baltimore, MD, Port Facilities Rev. (duPont
   (E.I.) de Nemours), 6.5s, 2011                             $ 1,500       $  1,555,920

INDUSTRIAL REVENUE -- PAPER -- 0.4%
  Upper Potomac, MD, River Commission,
   Pollution Control Rev. (Westvaco), 10.5s, 2004             $   150       $    151,406
  Upper Potomac, MD, River Commission,
   Pollution Control Rev. (Westvaco), 9.125s, 2015                500            502,100
                                                                            ------------
                                                                            $    653,506
MISCELLANEOUS REVENUE -- OTHER -- 4.0%
  Maryland Industrial Development Finance
   Authority Rev., 4.9s, 2016                                 $   800       $    786,592
  Maryland Industrial Development Finance
   Authority Rev., (American Center for Physics),
   6.625s, 2003 ~                                               1,500          1,578,660
  Maryland Industrial Development Finance
   Authority Rev., (YMCA/Baltimore), 8s, 2012                   2,825          3,081,792
  Maryland Industrial Development Finance
   Authority Rev., (YMCA/Baltimore), 8.25s, 2012                  710            723,604
  Tobacco Settlement Financing Corp., 5s, 2021                    300            279,900
                                                                            ------------
                                                                            $  6,450,548

MULTI-FAMILY HOUSING REVENUE -- 3.1%
  Baltimore, MD, City Housing, FHA,
   7.75s, 2009                                                $   720       $    726,300
  Baltimore, MD, City Housing, FHA,
   FNMA, 7.25s, 2023                                            1,145          1,147,199
  Maryland Community Development
   Administration, (Waters Landing Apartments),
   GNMA, 5.875s, 2033                                           1,500          1,525,095
  Maryland Community Development
   Administration, Multi Family Housing
   Insured Mortgage B, 5.6s, 2032                               1,250          1,241,100
  Montgomery County, MD, Housing
   Opportunities Commission, 7.375s, 2032                         360            364,586
                                                                            ------------
                                                                            $  5,004,280
OTHER -- 0.3%
  Guam Economic Development Authority, 5.5s, 2041             $   400       $    399,472

PARKING -- 1.0%
  Baltimore County, MD, 5.375s, 2013                          $ 1,600       $  1,652,240

SALES AND EXCISE TAX REVENUE -- 1.2%
  Territory of Virgin Islands, 5.875s, 2018                   $ 1,000       $    991,970
  Territory of Virgin Islands, Public Finance
   Authority Rev., 5.5s, 2022                                   1,000            973,570
                                                                            ------------
                                                                            $  1,965,540
SINGLE FAMILY HOUSING REVENUE -- LOCAL -- 1.4%
  Prince George's County, MD, 7.4s, 2032                      $ 1,185       $  1,313,253
  Prince George's County, MD, Housing Authority
   Rev., FNMA, GNMA, 5.375s, 2018                                 915            921,954
                                                                            ------------
                                                                            $  2,235,207
SINGLE FAMILY HOUSING REVENUE -- STATE -- 7.9%
  Maryland Community Development
   Administration, 5.875s, 2016                               $ 1,765       $  1,820,739
  Maryland Community Development
   Administration, 5.15s, 2018                                  2,000          1,953,160
  Maryland Community Development
   Administration, 6.05s, 2020                                  2,130          2,164,144
  Maryland Community Development
   Administration, 6.2s, 2020                                   2,500          2,573,750
  Maryland Community Development
   Administration, 7.3s, 2025                                     535            543,918
  Maryland Community Development
   Administration, 6.75s, 2026                                  1,995          2,057,424
  Maryland Community Development
   Administration, Single Family Program
   Second Series, 4.5s, 2024                                    1,500          1,488,990
                                                                            ------------
                                                                            $ 12,602,125
SOLID WASTE REVENUE -- 5.0%
  Northeast Maryland, Waste Disposal Authority
   Rev. (Montgomery County), 6s, 2006                         $ 1,100       $  1,176,989
  Northeast Maryland, Waste Disposal Authority
   Rev. (Montgomery County), MBIA, 6.3s, 2016                   2,000          2,116,680
  Northeast Maryland Waste Disposal Authority
   Rev., (Southwest County Resource Recovery),
   MBIA, 7.2s, 2005                                             1,000          1,081,900
  Prince George's County, MD, (Solid Waste
   Management), FSA, 5.25s, 2013                                3,500          3,596,075
                                                                            ------------
                                                                            $  7,971,644


                                   MMD -- 29

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION -- 10.4%
  Howard County, MD, Certificates of Participation,
   "A", 8s, 2019                                              $   805       $  1,065,184
  Howard County, MD, Certificates of Participation,
   "B", 8s, 2019                                                  385            509,436
  Howard County, MD, Certificates of Participation,
   "B", 8.15s, 2021                                               450            601,834
  Howard County, MD, Certificates of Participation,
   "C", 8s, 2019                                                  680            899,783
  Maryland Stadium Authority, Sports Facilities
   Leasing Rev., AMBAC, 5.875s, 2012                            1,000          1,076,680
  Prince George's County, MD, Certificates of
   Participation, MBIA, 0s, 2005                                2,495          2,218,254
  Prince George's County, MD, Certificates of
   Participation, MBIA, 0s, 2006                                2,490          2,108,856
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2004                          980            914,095
  Prince George's County, MD, Industrial
   Development Authority, MBIA, 0s, 2009                        1,500          1,079,520
  Puerto Rico Public Finance Corp., AMBAC,
   5.375s, 2018                                                 2,500          2,645,450
  Puerto Rico Public Finance Corp., 5.7s, 2025                  1,235          1,260,700
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 8.84s, 2013 @ +                                         500            573,890
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 8.84s, 2016 @ +                                       1,520          1,723,194
                                                                            ------------
                                                                            $ 16,676,876
TURNPIKE REVENUE -- 2.4%
  Commonwealth of Puerto Rico, Highway &
   Transportation Authority Rev., MBIA, 5.5s, 2013            $ 2,000       $  2,170,480
  Maryland Department Transportation County,
   5.5s, 2009                                                   1,500          1,600,815
                                                                            ------------
                                                                           $   3,771,295
UNIVERSITIES -- COLLEGES -- 10.2%
  Annapolis, MD, Economic Development Rev.
   (St. John's College), 5.5s, 2018                           $   750       $    735,518
  Frederick County, MD, Educational Facilities
   Rev. (Mount St. Mary's College), 5.7s, 2020                    850            829,948
  Maryland Health & Higher Education Facilities
   Authority Rev. (Johns Hopkins University),
   5.125s, 2020                                                 4,500          4,475,520
  Maryland Health & Higher Education Facilities
   Authority Rev. (Johns Hopkins University),
   5.625s, 2027                                                 1,400          1,434,510
  Maryland Health & Higher Education Facilities
   Authority Rev. (Upper Chesapeake Hospital),
   MBIA, 5.5s, 2016                                             3,000          3,122,430
  Maryland Health & Higher Educational Facilities
   Rev. (Johns Hopkins University), 5s, 2021                    1,250          1,197,725
  Morgan, MD, State University Academic &
   Auxiliary Facilities & Fees Rev., MBIA,
   0s, 2006                                                     1,135            956,192
  Morgan, MD, State University Academic &
   Auxiliary Facilities & Fees Rev., MBIA,
   0s, 2008                                                     1,400          1,059,044
  Morgan, MD, State University Academic &
   Auxiliary Facilities & Fees Rev., MBIA,
   6.05s, 2015                                                  1,500          1,688,070
  University of Maryland, Auxillary Facilities &
   Tuition Rev., 0s, 2004                                       1,000            925,000
                                                                            ------------
                                                                            $ 16,423,957
UNIVERSITIES -- DORMATORIES -- 2.3%
  Maryland State Economic Development Corp.,
   Student Housing Rev. (Salisbury University),
   6s, 2019                                                   $ 1,000       $    977,700
  Maryland State Economic Development Corp.,
   Student Housing Rev. (Towson University),
   5.75s, 2029                                                  1,000            925,100
  Maryland State Economic Development Corp.
   (University of Maryland), AMBAC, 5s, 2019                    1,850          1,826,486
                                                                            ------------
                                                                            $  3,729,286
UTILITIES -- MUNICIPAL OWNED -- 3.6%
  Guam Power Authority Rev., RITES, AMBAC,
   8.509s, 2015 @ +                                           $ 1,680       $  1,777,877
  Puerto Rico Electric Power Authority, Power Rev.,
   RITES, FSA, 8.556s, 2015 @ +                                 1,400          1,479,520
  Puerto Rico Electric Power Authority Rev., FSA,
   5.125s, 2016                                                 2,500          2,543,425
                                                                            ------------
                                                                            $  5,800,822
WATER AND SEWER UTILITY REVENUE -- 4.4%
  Baltimore, MD, Wastewater Rev., FGIC,
   6s, 2015                                                   $ 1,000       $  1,116,320
  Baltimore, MD, Wastewater Rev., MBIA,
   5.65s, 2020                                                  2,000          2,112,100
  Baltimore, MD, Wastewater Rev., MBIA,
   9.7s, 2020 @                                                 3,000          3,343,770
  Puerto Rico Aqueduct & Sewer Authority
   Rev., 10.25s, 2009                                             415            514,820
                                                                            ------------
                                                                            $  7,087,010
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $149,934,936)                       $157,231,232

FLOATING RATE DEMAND NOTES -- 0.8%
  California Pollution Control Financing Authority
   Rev. (Shell Oil Co.), due 04/01/02                         $   100       $    100,000
  Harris County, TX, Industrial Development Corp.
   (Shell Oil Co.), due 04/01/02                                  200            200,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                 1,000          1,000,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $1,300,000)              $  1,300,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $151,234,936)                           $158,531,232

OTHER ASSETS, LESS LIABILITIES -- 1.1%                                         1,760,737
                                                                            ------------

NET ASSETS -- 100.0%                                                        $160,291,969
                                                                            ============


SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


                                    30 -- MMD

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds -- 97.0%

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE -- 4.3%
  Massachusetts Port Authority, ETM,
   12.75s, 2002                                               $   125       $    128,294
  Massachusetts Port Authority, ETM,
   13s, 2013                                                      780          1,175,639
  Massachusetts Port Authority, 5s, 2015                        5,600          5,571,104
  Massachusetts Port Authority, 6s, 2015                          900            945,477
  Massachusetts Port Authority, FSA, 5.125s, 2017               1,275          1,256,997
  Massachusetts Port Authority, 6.125s, 2017                    1,460          1,532,854
                                                                            ------------
                                                                            $ 10,610,365
GENERAL OBLIGATION -- GENERAL PURPOSE -- 19.9%
  Boston, MA, 5.75s, 2019                                     $ 3,745       $  3,910,267
  Brookline, MA, 5.375s, 2019                                   1,800          1,840,374
  Commonwealth of Massachusetts, MBIA,
   7.5s, 2004                                                   2,850          3,001,934
  Commonwealth of Massachusetts, ETM,
   0s, 2004                                                     8,170          7,451,367
  Commonwealth of Massachusetts, 0s, 2004                       1,080            991,731
  Commonwealth of Massachusetts, ETM,
   0s, 2005                                                     2,000          1,745,020
  Commonwealth of Massachusetts, ETM,
   FGIC, 7s, 2009                                               1,150          1,339,980
  Commonwealth of Massachusetts, 5.875s,
   2009 ~                                                       1,000          1,108,990
  Commonwealth of Massachusetts, 6s, 2010 ~                       125            139,444
  Commonwealth of Massachusetts, 6s, 2010 ~                     3,000          3,346,650
  Commonwealth of Massachusetts,
   5.75s, 2010 ~                                                2,000          2,197,080
  Commonwealth of Massachusetts, Consolidated
   Loan Series B, 5.625s, 2010 ~                                2,000          2,173,480
  Commonwealth of Massachusetts, Consolidated
   Loan Series B, 5.75s, 2010 ~                                 1,000          1,095,250
  Fall River, MA, FGIC, 5s, 2018                                2,200          2,168,320
  Fitchburg, MA, MBIA, 5s, 2015                                 1,000          1,007,960
  Greater Lawrence MA San District, MBIA,
   5.625s, 2020                                                 1,940          2,025,767
  Haverhill, MA, FGIC, 7s, 2002 ~                               1,250          1,287,875
  Lawrence, MA, AMBAC, 5.5s, 2018                               1,200          1,234,764
  Mansfield, MA, FSA, 5.375s, 2017                              1,170          1,203,731
  Middleborough, MA, FGIC, 5.6s, 2014                              75             79,730
  Springfield, MA, Municipal Purpose Loan,
   FGIC, 5s, 2018                                               1,165          1,144,321
  Sutton, MA, MBIA, 5.5s, 2017                                  1,000          1,042,130
  Sutton, MA, MBIA, 5.5s, 2019                                  1,000          1,028,190
  Westford, MA, FGIC, 5.25s, 2020                               2,250          2,262,847
  Weymouth, MA, MBIA, 5.375s, 2020                              1,250          1,270,913
  Worcester, MA, FSA, 6s, 2016                                  2,955          3,233,509
                                                                            ------------
                                                                            $ 49,331,624
GENERAL OBLIGATIONS -- IMPROVEMENT -- 6.1%
  Massachusetts Bay Transport Authority,
   Pennsylvania 675A 1, RITES, 10.782s,
   2016 @ +                                                   $ 4,835       $  6,082,140
  Massachusetts State, Consolidated Loan
   Series D, MBIA, 5s, 2021                                     1,380          1,336,323
  Massachusetts State Development Finance
   Agency, WGBH Educational Foundation
   Series A, AMBAC, 5.375s, 2042                                3,000          2,926,230
  Salisbury, MA, MBIA, 5.25s, 2031                              2,790          2,733,502
  Springfield, MA, Municipal Purpose Loan, FSA,
   6.25s, 2019                                                  1,800          1,957,626
                                                                            ------------
                                                                            $ 15,035,821
GENERAL OBLIGATIONS -- SCHOOLS -- 6.0%
  Belmont, MA, 5s, 2015                                       $ 2,165       $  2,183,770
  Dudley-Charlton, MA, Regional School District,
   RITES, FGIC, 8.863s, 2015 @ +                                1,365          1,483,209
  Dudley-Charlton, MA, Regional School District,
   RITES, FGIC, 8.864s, 2016 @ +                                1,430          1,539,652
  Dudley-Charlton, MA, Regional School District,
   RITES, FGIC, 8.863s, 2018 @ +                                1,565          1,640,026
  Holyoke, MA, MBIA, 8.1s, 2002 ~                                 500            521,170
  Lynn, MA, AMBAC, 5.125s, 2018                                 3,690          3,686,458
  Narragansett, MA, Regional School District,
   AMBAC, 6s, 2019                                              1,720          1,860,146
  Tantasqua, MA, Regional School District, FSA,
   5.375s, 2016                                                 2,000          2,065,660
                                                                            ------------
                                                                            $ 14,980,091
HEALTH CARE REVENUE -- HOSPITALS -- 9.7%
  Massachusetts Health & Education Facilities
   Authority Rev. (Caritas Christi), 5.7s, 2015               $   980       $    932,607
  Massachusetts Health & Education Facilities
   Authority Rev. (Children's Hospital),
   6.125s, 2012                                                 2,185          2,254,068
  Massachusetts Health & Education Facilities
   Authority Rev. (Jordan Hospital),
   5.25s, 2018                                                  2,555          2,232,431
  Massachusetts Health & Education Facilities
   Authority Rev. (Milford-Whitinsville
   Regional), 5.25s, 2018                                       1,500          1,220,805
  Massachusetts Health & Education Facilities
   Authority Rev. (Newton Wellsley Hospital),
   MBIA, 6.125s, 2015                                           1,000          1,075,530
  Massachusetts Health & Education Facilities
   Authority Rev. (North Adams Regional Hospital),
   6.625s, 2018                                                   975            968,117
  Massachusetts Health & Education Facilities
   Authority Rev. (Partners Healthcare), MBIA,
   5.375s, 2018                                                 2,000          2,013,420
  Massachusetts Health & Education Facilities
   Authority Rev. (South Shore Hospital),
   5.625s, 2019                                                 1,920          1,848,288
  Massachusetts Health & Educational
   (Milton Hospital), 5.5s, 2016                                1,150          1,107,392
  Massachusetts Health & Educational (University
   of Massachusetts), 6.5s, 2021                                  480            466,920
  Massachusetts Industrial Finance Agency Rev.
   (Massachusetts Biomedical Research), 0s, 2004                5,000          4,619,450
  Massachusetts Industrial Finance Agency Rev.
   (Massachusetts Biomedical Research), 0s, 2010                5,300          3,523,440
  Massachusetts State Health & Educational,
   (Caritas Christi Obligation) "B", 6.5s, 2012                   500            520,730
  Massachusetts State Health & Educational,
   Series E, 6.25s, 2031                                        1,250          1,220,525
                                                                            ------------
                                                                            $ 24,003,723
HEALTH CARE REVENUE -- LONG TERM CARE -- 1.5%
  Boston, MA, Industrial Development Finance
   Authority Rev. (Alzheimers Center), FHA,
   5.5s, 2012                                                 $   540       $    556,270
  Boston, MA, Industrial Development Finance
   Authority Rev. (Stonehedge Convalescent
   Center), 10.75s, 2011                                          475            477,698


                                    MMS -- 31

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
  Massachusetts Industrial Finance Agency Rev.
   (Beverly Enterprises), 8.375s, 2009                        $ 2,040       $  2,102,955
  Massachusetts Industrial Finance Agency Rev.
   (Evanswood), 7.625s, 2014                                    1,200            636,000
                                                                            ------------
                                                                            $  3,772,923
HEALTH CARE REVENUE -- OTHER -- 0.4%
  Massachusetts State Health & Educational,
   Healthcare Systems Covenant Health, 6s, 2031               $ 1,000       $    952,400

HUMAN SERVICES -- 0.6%
  Massachusetts Health & Education Facilities
   Authority Rev. (Learning Center for Deaf
   Children), 6.1s, 2019                                      $   950       $    897,161
  Massachusetts Industrial Finance Agency
   Rev. (Vinfen Corp.), 7.1s, 2003 ~                              575            627,584
                                                                            ------------
                                                                            $  1,524,745
INDUSTRIAL REVENUE -- AIRLINES -- 2.1%
  Massachusetts Port Authority (Delta
   Airlines, Inc.), AMBAC, 5.5s, 2019                         $ 2,000       $  2,018,360
  Massachusetts Port Authority (US Airways),
   MBIA, 5.875s, 2016                                           1,900          1,986,640
  Massachusetts Port Authority (USAIR),
   MBIA, 5.625s, 2011                                           1,140          1,189,898
                                                                            ------------
                                                                            $  5,194,898
INDUSTRIAL REVENUE -- ENVIRONMENTAL SERVICES -- 0.4%
  Massachusetts Development Finance
   Agency Rev., Resource Recovery Rev.
   (Waste Management, Inc.), 6.9s, 2029                       $   875       $    944,501

INDUSTRIAL REVENUE -- OTHER -- 1.5%
  Massachusetts Development Finance
   Agency Rev. (Springfield Resources
   Recovery), 5.625s, 2019                                    $ 1,675       $  1,657,027
  Massachusetts Industrial Finance Agency Rev.
   (Welch Foods, Inc.), 5.6s, 2017                              2,000          1,934,040
                                                                            ------------
                                                                            $  3,591,067
MISCELLANEOUS REVENUE -- OTHER -- 0.1%
  Springfield, MA, Industrial Development
   Finance Agency (Terminal Building), 8s, 2001               $   254       $    246,590

MULTI-FAMILY HOUSING REVENUE -- 1.6%
  Massachusetts Housing Finance Agency
   Rev., AMBAC, 5.7s, 2020                                    $ 1,515       $  1,516,909
  Massachusetts Housing Finance Agency
   Rev., FNMA, 6.9s, 2025                                       1,700          1,765,994
  Somerville, MA, Housing Authority Rev.
   (Clarendon Hill), GMNA, 7.85s, 2010                            785            786,743
                                                                            ------------
                                                                            $  4,069,646
PARKING -- 0.5%
  Rail Connections, Inc., MA (Route 128
   Parking Garage), 6s, 2009 ~                                $   450       $    504,963
  Rail Connections, Inc., MA (Route 128
   Parking Garage), 6s, 2009 ~                                    500            561,070
  Rail Connections, Inc., MA (Route 128
   Parking Garage), 6s, 2009 ~                                    250            280,535
                                                                            ------------
                                                                            $  1,346,568
SALES AND EXCISE TAX REVENUE -- 2.4%
  Route 3 North Transport Improvement
   Associates, MBIA, 5.625s, 2020                             $ 1,500       $  1,550,235
  Territory of Virgin Islands, 5.875s, 2018                     1,420          1,408,597
  Territory of Virgin Islands, Public Finance
   Authority Rev., 5.5s, 2022                                   2,950          2,872,032
                                                                            ------------
                                                                            $  5,830,864
SINGLE FAMILY HOUSING REVENUE -- STATE -- 2.2%
  Massachusetts Housing Finance Agency
   Rev., 6.6s, 2026                                           $   695       $    713,932
  Massachusetts Housing Finance
   Agency Rev., Amt Single Family
   Series 79, FSA, 5.85s, 2021                                  1,950          1,976,228
  Massachusetts Industrial Finance Agency
   Rev., MBIA, 6.35s, 2022                                      2,590          2,650,554
                                                                            ------------
                                                                            $  5,340,714
SOLID WASTE REVENUE -- 0.8%
  Massachusetts Development Finance Agency,
   Resource Recovery Rev., 6.7s, 2014                         $   600       $    549,978
  Massachusetts Industrial Finance Agency
   Rev. (Ogden Haverhill), 5.5s, 2013                              25             20,735
  Massachusetts Industrial Finance Agency
   Rev. (Ogden Haverhill), 5.6s, 2019                           1,925          1,526,929
                                                                            ------------
                                                                            $  2,097,642
STATE AND LOCAL APPROPRIATION -- 7.5%
  Commonwealth of Massachusetts,
   5s, 2017                                                   $ 3,050       $  3,007,697
  Massachusetts Bay Transportation Authority,
   5.75s, 2018                                                  3,780          3,949,004
  Massachusetts Bay Transportation
   Authority, 7s, 2021                                          5,000          6,062,150
  Massachusetts Development Finance
   Agency Rev., Visual & Performing Arts,
   6s, 2015                                                     1,135          1,246,434
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 9.113s, 2016 @ +                                      2,500          2,834,200
  University of Massachusetts, Building
   Authority, AMBAC, 5.5s, 2018                                 1,400          1,435,728
                                                                            ------------
                                                                            $ 18,535,213
STUDENT LOAN REVENUE -- 0.8%
  Massachusetts Educational Financing
   Authority, AMBAC, 5.3s, 2016                               $ 1,975       $  1,934,611
  Massachusetts Educational Financing
   Authority, MBIA, 6.05s, 2017                                   100            104,261
                                                                            ------------
                                                                            $  2,038,872
TURNPIKE REVENUE -- 3.2%
  Massachusetts Development Finance
   Agency Rev. (Eastern Nazarine College),
   5.625s, 2019                                               $ 1,750       $  1,333,675
  Massachusetts Development Finance Agency
   Rev. (Suffolk University), 5.75s, 2019                         900            875,754
  Massachusetts Health & Education Facilities
   Authority Rev., ( Wheelock College),
   MBIA, 5.5s, 2021                                             3,400          3,451,068
  Massachusetts Turnpike Authority, Metropolitan
   Highway System Rev., MBIA, 5s, 2037                          2,500          2,293,075
                                                                            ------------
                                                                            $  7,953,572


                                   32 -- MMS

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
UNIVERSITIES -- COLLEGES -- 14.5%
  Commonwealth of Massachusetts, College
   Building, MBIA, 5.625s, 2016                               $ 1,650       $  1,730,405
  Massachusetts Development Finance
   Agency (Mount Holyoke College),
   5.125s, 2021                                                 1,000            974,180
  Massachusetts Development Finance Agency
   Rev. (Higher Education Smith College),
   5.375s, 2010 ~                                               1,335          1,438,222
  Massachusetts Development Finance Agency
   Rev. (Higher Education Smith College),
   5.5s, 2010 ~                                                 1,210          1,313,939
  Massachusetts Development Finance Agency
   Rev. (Suffolk University), 5.85s, 2029                       1,000            964,340
  Massachusetts Educational Financing
   Authority Education, Refunding Series E,
   AMBAC, 4.6s, 2010                                            3,000          2,957,670
  Massachusetts Health & Education Facilities
   Authority Rev., (University of Massachusetts),
   FGIC, 5.625s, 2018                                           2,170          2,260,467
  Massachusetts Health & Education Facilities
   Authority Rev. (Boston College),
   5.25s, 2018                                                  3,500          3,509,835
  Massachusetts Health & Education Facilities
   Authority Rev. (Boston College),
   5.25s, 2023                                                  4,350          4,267,916
  Massachusetts Health & Education Facilities
   Authority Rev. (Simmons College),
   AMBAC, 6.05s, 2020                                           1,745          1,878,580
  Massachusetts Health & Education Facilities
   Authority Rev. (University Massachusetts),
   FGIC, 5.5s, 2017                                             1,000          1,033,880
  Massachusetts Health & Education Facilities
   Authority Rev. (University of Massachusetts),
   FGIC, 5.75s, 2019                                            2,395          2,524,617
  Massachusetts Health & Education Facilities
   Authority Rev. (University of Massachusetts),
   FGIC, 5.85s, 2020                                            1,300          1,374,035
  Massachusetts Health & Education Facilities
   Authority Rev. (Wheaton College),
   5.25s, 2019                                                  1,000            993,060
  Massachusetts Health & Educational (University
   of Massachusetts), FGIC, 5.125s, 2019                        1,780          1,754,510
  Massachusetts Industrial Finance Agency
   Rev. (Brandeis University), MBIA, 0s, 2004                   1,000            925,000
  Massachusetts Industrial Finance Agency
   Rev. (Brandeis University), MBIA, 0s, 2009                   1,000            709,400
  Massachusetts Industrial Finance Agency
   Rev. (Brandeis University), MBIA, 0s, 2010                   1,000            673,810
  Massachusetts Industrial Finance Agency
   Rev. (Brandeis University), MBIA, 0s, 2011                     500            318,670
  Massachusetts Industrial Finance Agency
   Rev. (Curry College), 8s, 2004 ~                             1,610          1,807,241
  Massachusetts Industrial Finance Agency
   Rev. (Curry College), 8s, 2004 ~                               410            463,673
  Massachusetts Industrial Finance Agency
   Rev. (Lesley College), CONNIE LEE,
   6.3s, 2025                                                   2,000          2,158,420
                                                                            ------------
                                                                            $ 36,031,870
UNIVERSITIES -- SECONDARY SCHOOLS -- 4.3%
  Massachusetts Development Finance
   Agency Rev. (Williston Northampton School),
   6.5s, 2028                                                 $ 1,000       $  1,017,080
  Massachusetts Development Finance Agency
   Rev. (Xaverian Brothers High School),
   5.55s, 2019                                                  1,000            971,630
  Massachusetts Development Finance Agency
   Rev. (Xaverian Brothers High School),
   5.65s, 2029                                                  1,000            944,290
  Massachusetts Industrial Finance Agency
   Rev., Education Dana Hall School Issue,
   5.9s, 2027                                                   1,230          1,193,764
  Massachusetts Industrial Finance Agency
   Rev. (Belmont Hill School), 5.625s, 2020                     1,000          1,018,480
  Massachusetts Industrial Finance Agency
   Rev. (Concord Academy), 5.5s, 2027                           1,850          1,753,097
  Massachusetts Industrial Finance Agency
   Rev. (Groton School), 5s, 2018                               2,960          2,914,653
  Massachusetts Industrial Finance Agency
   Rev. (Tabor Academy), 5.4s, 2018                               850            806,352
                                                                            ------------
                                                                            $ 10,619,346
UTILITIES -- MUNICIPAL OWNED -- 0.3%
  Massachusetts Development Finance
   Agency Rev. (Devens Electric Systems),
   5.625s, 2016                                               $   675       $    664,504

WATER AND SEWER UTILITY REVENUE -- 6.3%
  Massachusetts Water Resources Authority,
   FGIC, 6s, 2021                                             $ 1,000       $  1,069,910
  Massachusetts Water Resources Authority,
   RITES, FGIC, 11.333s, 2019 @ +                               4,010          5,319,265
  Massachusetts State Water Resources Authority,
   General Series B, MBIA, 5.125s, 2027                         1,000            963,630
  Massachusetts Water Pollution Abatement,
   5.75s, 2017                                                  1,000          1,058,330
  Massachusetts Water Pollution Abatement
   Trust, 5.5s, 2013                                               25             26,385
  Massachusetts Water Pollution Rev., 5.25s,
   2018                                                         2,000          2,020,880
  Massachusetts Water Resources Authority,
   MBIA, 5.25s, 2004 ~                                             50             53,658
  Massachusetts Water Resources Authority,
   AMBAC, 5.25s, 2015                                           1,500          1,560,495
  Massachusetts Water Resources Authority,
   MBIA, 5s, 2016                                               1,000            996,650
  Massachusetts Water Resources Authority,
   MBIA, 5.25s, 2020                                            1,535          1,536,105
  Springfield, MA Street & Sewer Commission,
   General Series A, AMBAC, 5s, 2021                            1,000            964,790
                                                                            ------------
                                                                            $ 15,570,098
                                                                            ------------

TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $231,942,542)                       $240,287,657


                                    MMS -- 33

                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
FLOATING RATE DEMAND NOTES -- 1.4%
  Bartow County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                               $   800       $    800,000
  Commonwealth of Massachusetts, "A",
   Central Artery, due 04/01/02                                   100            100,000
  Illinois Educational Facilities Authority Rev.,
   University Chicago Hospital, due 04/01/02                      700            700,000
  Maricopa County, AZ, Pollution Control Rev.
   (Arizona Public Service Co.), due 04/01/02                   1,200          1,200,000
  Massachusetts Health & Education Facilities
   Authority, Revenue Capital Asset Prog
   Series B, due 04/01/02                                         200            200,000
  Massachusetts Water Resources Authority,
   due 04/03/02                                                   300            300,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                   200            200,000

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $3,500,000)              $  3,500,000
                                                                            ------------

TOTAL INVESTMENTS (IDENTIFIED COST, $235,442,542)                           $243,787,657

OTHER ASSETS, LESS LIABILITIES -- 1.6%                                         3,967,941
                                                                            ------------

NET ASSETS -- 100.0%                                                        $247,755,598
                                                                            ============

PORTFOLIO FOOTNOTES:
   @ Inverse floating rate security.
   ~ Refunded Bond.
   + Restricted security.
   # Security segregated as collateral for an open futures contract.


SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


                                   34 -- MMS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     ALABAMA       ARKANSAS        CALIFORNIA
MARCH 31, 2002                                                                          FUND           FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments -
     Identified cost                                                              $91,763,920    $116,563,129    $408,251,904
     Unrealized appreciation                                                        2,653,008       6,782,503      12,279,115
                                                                                  -----------    ------------    ------------
          Total investments, at value                                             $94,416,928    $123,345,632    $420,531,019
   Cash                                                                                58,581          65,072           3,828
   Receivable for daily variation margin on open futures contracts                      9,563              --              --
   Receivable for investments sold                                                  2,118,044       3,319,580       8,176,126
   Receivable for fund shares sold                                                    115,451         113,916         650,086
   Interest receivable                                                              1,556,053       1,889,089       5,273,611
   Other assets                                                                           553              --           1,779
                                                                                  -----------    ------------    ------------
          Total assets                                                            $98,275,173    $128,733,289    $434,636,449
                                                                                  -----------    ------------    ------------
LIABILITIES:
   Distributions payable                                                          $   399,061    $    549,813    $  1,700,066
   Payable for investments purchased                                                  997,488              --       7,218,692
   Payable for fund shares reacquired                                                  67,727          53,660         667,496
   Payable for daily variation margin on open futures contracts                            --           7,969              --
   Payable to affiliates -
     Management fee                                                                     3,702           4,899          16,254
     Shareholder servicing agent fee                                                    1,057           1,400           4,644
     Distribution and service fee                                                       3,760           8,254          71,786
     Administrative fee                                                                   185             245             813
   Accrued expenses and other liabilities                                              77,169          78,277         112,762
                                                                                  -----------    ------------    ------------
          Total liabilities                                                       $ 1,550,149    $    704,517    $  9,792,513
                                                                                  -----------    ------------    ------------
Net assets                                                                        $96,725,024    $128,028,772    $424,843,936
                                                                                  -----------    ------------    ------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $94,019,771    $127,292,872    $416,318,422
   Unrealized appreciation on investments                                           2,663,655       6,742,348      12,279,115
   Accumulated undistributed net realized gain (loss) on investments                   83,940      (6,138,633)     (3,258,192)
   Accumulated undistributed (distributions in excess of) net investment income       (42,342)        132,185        (495,409)
                                                                                  -----------    ------------    ------------
          Total                                                                   $96,725,024    $128,028,772    $424,843,936
                                                                                  -----------    ------------    ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A                                                                          8,063,058      11,965,116      53,618,049
   Class B                                                                          1,316,611         871,586      14,752,929
   Class C                                                                                 --              --       6,122,783
                                                                                  -----------    ------------    ------------
          Total shares of beneficial interest outstanding                           9,379,669      12,836,702      74,493,761
                                                                                  -----------    ------------    ------------
NET ASSETS:
   Class A                                                                        $83,146,074    $119,328,455    $305,699,135
   Class B                                                                         13,578,950       8,700,317      84,122,618
   Class C                                                                                 --              --      35,022,183
                                                                                  -----------    ------------    ------------
          Total net assets                                                        $96,725,024    $128,028,772    $424,843,936
                                                                                  -----------    ------------    ------------
CLASS A SHARES:
   Net asset value per share
     (net assets / shares of beneficial interest outstanding)                     $     10.31    $       9.97    $       5.70
                                                                                  -----------    ------------    ------------
   Offering price per share (100 / 95.25 of net asset value per share)            $     10.82    $      10.47    $       5.98
                                                                                  -----------    ------------    ------------
CLASS B SHARES:
   Net asset value and offering price per share
     (net assets / shares of beneficial interest outstanding)                     $     10.31    $       9.98    $       5.70
                                                                                  -----------    ------------    ------------
CLASS C SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets / shares of beneficial interest outstanding)                              --              --    $       5.72
                                                                                  -----------    ------------    ------------


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.


SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                            FLORIDA       GEORGIA        MARYLAND      MASSACHUSETTS
MARCH 31, 2002                                                                 FUND          FUND            FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments -
     Identified cost                                                     $86,421,929    $66,476,084    $151,234,936    $235,442,542
     Unrealized appreciation                                               3,054,976      2,750,121       7,296,296       8,345,115
                                                                         -----------    -----------    ------------    -------------
          Total investments, at value                                    $89,476,905    $69,226,205    $158,531,232    $243,787,657
   Cash                                                                       30,912         15,449          31,961          14,433
   Receivable for daily variation margin on open futures contracts                --         14,875          28,687          38,781
   Receivable for investments sold                                         2,748,688        803,668              --       7,159,132
   Receivable for fund shares sold                                           128,233        119,538         129,149         170,919
   Interest receivable                                                     1,817,876      1,200,370       2,331,683       3,801,708
   Other assets                                                                1,282            472             974           3,386
                                                                         -----------    -----------    ------------    -------------
          Total assets                                                   $94,203,896    $71,380,577    $161,053,686    $254,976,016
                                                                         -----------    -----------    ------------    -------------
LIABILITIES:
   Distributions payable                                                 $   380,321    $   268,487    $    626,442    $    976,690
   Payable for investments purchased                                       1,490,335        742,325              --       5,921,535
   Payable for fund shares reacquired                                        130,787         72,759          47,704         217,187
   Payable to affiliates -
     Management fee                                                            3,531          2,683           6,135           9,492
     Shareholder servicing agent fee                                           1,009            767           1,753           2,712
     Distribution and service fee                                              7,366          3,218           8,376          12,168
     Administrative fee                                                          177            134             307             475
   Accrued expenses and other liabilities                                     79,877         79,938          71,000          80,159
                                                                         -----------    -----------    ------------    -------------
          Total liabilities                                              $ 2,093,403    $ 1,170,311    $    761,717    $  7,220,418
                                                                         -----------    -----------    ------------    -------------
NET ASSETS                                                               $92,110,493    $70,210,266    $160,291,969    $247,755,598
                                                                         -----------    -----------    ------------    -------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                       $95,007,873    $68,423,059    $156,296,839    $241,938,830
   Unrealized appreciation on investments                                  3,054,976      2,760,186       7,311,998       8,370,460
   Accumulated undistributed net realized loss on investments             (6,019,119)      (879,676)     (3,222,210)     (2,109,337)
   Accumulated undistributed (distributions in excess of) net
    investment income                                                         66,763        (93,303)        (94,658)       (444,355)
                                                                         -----------    -----------    ------------    -------------
          Total                                                          $92,110,493    $70,210,266    $160,291,969    $247,755,598
                                                                         -----------    -----------    ------------    -------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A                                                                 7,150,227      5,096,615      11,483,055      19,287,730
   Class B                                                                 2,264,294      1,506,820       2,815,091       3,433,817
                                                                         -----------    -----------    ------------    -------------
          Total shares of beneficial interest outstanding                  9,414,521      6,603,435      14,298,146      22,721,547
                                                                         -----------    -----------    ------------    -------------
NET ASSETS:
   Class A                                                               $69,959,032    $54,179,048    $128,749,975    $210,268,829
   Class B                                                                22,151,461     16,031,218      31,541,994      37,486,769
                                                                         -----------    -----------    ------------    -------------
          Total net assets                                               $92,110,493    $70,210,266    $160,291,969    $247,755,598
                                                                         -----------    -----------    ------------    -------------
CLASS A SHARES:
   NET ASSET VALUE PER SHARE
     (net assets / shares of beneficial interest outstanding)            $      9.78    $     10.63    $      11.21    $      10.90
                                                                         -----------    -----------    ------------    -------------
   OFFERING PRICE PER SHARE (100 / 95.25 OF NET ASSET VALUE PER SHARE)   $     10.27    $     11.16    $      11.77    $      11.44
                                                                         -----------    -----------    ------------    -------------
CLASS B SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets / shares of beneficial interest outstanding)            $      9.78    $     10.64    $      11.20    $      10.92
                                                                         -----------    -----------    ------------    -------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------
                                                                  ALABAMA       ARKANSAS        CALIFORNIA
YEAR ENDED MARCH 31, 2002                                           FUND          FUND             FUND
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Interest income                                            $  5,448,657    $  7,235,289    $ 23,099,146
                                                              ------------    ------------    ------------
   Expenses -
     Management fee                                           $    523,412    $    692,530    $  2,306,945
     Trustees' compensation                                         14,212          12,863          14,255
     Shareholder servicing agent fee                                95,363         126,177         420,327
     Distribution and service fee (Class A)                        204,610         116,384         303,259
     Distribution and service fee (Class B)                        135,192          85,968         736,969
     Distribution and service fee (Class C)                             --              --         334,345
     Administrative fee                                             10,557          13,948          46,071
     Custodian fee                                                  44,843          58,842         176,140
     Printing                                                        6,329          13,650          43,503
     Postage                                                         2,436           5,712          16,679
     Auditing fees                                                  29,980          31,289          29,035
     Legal fees                                                     12,357          10,076          48,704
     Miscellaneous                                                  48,708          65,290          75,400
                                                              ------------    ------------    ------------
          Total expenses                                      $  1,127,999    $  1,232,729    $  4,551,632
     Fees paid indirectly                                           (7,309)         (9,806)        (22,142)
     Reduction of expenses by investment adviser                  (189,641)       (250,911)       (835,801)
                                                              ------------    ------------    ------------
          Net expenses                                        $    931,049    $    972,012    $  3,693,689
                                                              ------------    ------------    ------------
            Net investment income                             $  4,517,608    $  6,263,277    $ 19,405,457
                                                              ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                                  $    413,173    $   (108,673)   $  1,537,224
     Futures contracts                                            (144,928)         80,007         293,735
                                                              ------------    ------------    ------------
          Net realized gain (loss) on investments             $    268,245    $    (28,666)   $  1,830,959
                                                              ------------    ------------    ------------
   Change in unrealized appreciation (depreciation) -
     Investments                                              $ (2,094,618)   $ (1,247,267)   $ (9,858,275)
     Futures contracts                                              10,647         (77,366)           (438)
                                                              ------------    ------------    ------------
          Net unrealized loss on investments                  $ (2,083,971)   $ (1,324,633)   $ (9,858,713)
                                                              ------------    ------------    ------------
            Net realized and unrealized loss on investments   $ (1,815,726)   $ (1,353,299)   $ (8,027,754)
                                                              ------------    ------------    ------------
              Increase in net assets from operations          $  2,701,882    $  4,909,978    $ 11,377,703
                                                              ------------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------
                                                                   FLORIDA          GEORGIA       MARYLAND   MASSACHUSETTS
YEAR ENDED MARCH 31, 2002                                             FUND             FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Interest income                                            $  5,218,436    $  3,878,628    $  9,039,364    $ 14,120,402
                                                              ------------    ------------    ------------    ------------
   Expenses -
     Management fee                                           $    504,280    $    383,198    $    879,386    $  1,379,204
     Trustees' compensation                                         17,461          15,258          16,762          19,312
     Shareholder servicing agent fee                                91,874          69,812         160,219         251,259
     Distribution and service fee (Class A)                           --           131,513         452,841         760,778
     Distribution and service fee (Class B)                        186,982         172,071         308,353         338,940
     Administrative fee                                             10,152           7,707          17,703          27,642
     Custodian fee                                                  39,968          31,588          72,812         105,865
     Printing                                                        7,074           6,706          19,373          23,745
     Postage                                                         3,824           1,788           6,667           9,470
     Auditing fees                                                  31,282          31,278          29,097          32,008
     Legal fees                                                      9,508           8,371          11,868          14,413
     Miscellaneous                                                  40,686          51,159          47,806          47,180
                                                              ------------    ------------    ------------    ------------
          Total expenses                                      $    943,091    $    910,449    $  2,022,887    $  3,009,816
     Fees paid indirectly                                          (10,010)         (7,328)        (12,741)        (16,353)
     Reduction of expenses by investment adviser                  (182,722)       (138,855)       (318,621)       (499,796)
                                                              ------------    ------------    ------------    ------------
          Net expenses                                        $    750,359    $    764,266    $  1,691,525    $  2,493,667
                                                              ------------    ------------    ------------    ------------
            Net investment income                             $  4,468,077    $  3,114,362    $  7,347,839    $ 11,626,735
                                                              ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                                  $   (163,302)   $    325,811    $    486,226    $   (161,930)
     Futures contracts                                             (66,483)        (22,933)        (16,057)       (152,029)
                                                              ------------    ------------    ------------    ------------
          Net realized gain (loss) on investments             $   (229,785)   $    302,878    $    470,169    $   (313,959)
                                                              ------------    ------------    ------------    ------------
   Change in unrealized appreciation (depreciation) -
     Investments                                              $ (1,323,340)   $ (1,549,719)   $ (2,305,270)   $ (4,303,118)
     Futures contracts                                              (5,844)         10,065          24,703          25,739
                                                              ------------    ------------    ------------    ------------
          Net unrealized loss on investments                  $ (1,329,184)   $ (1,539,654)   $ (2,280,567)   $ (4,277,379)
                                                              ------------    ------------    ------------    ------------
            Net realized and unrealized loss on investments   $ (1,558,969)   $ (1,236,776)   $ (1,810,398)   $ (4,591,338)
                                                              ------------    ------------    ------------    ------------
              Increase in net assets from operations          $  2,909,108    $  1,877,586    $  5,537,441    $  7,035,397
                                                              ------------    ------------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------
                                                                                ALABAMA         ARKANSAS       CALIFORNIA
YEAR ENDED MARCH 31, 2002                                                          FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                                  $   4,517,608    $   6,263,277    $  19,405,457
   Net realized gain (loss) on investments                                      268,245          (28,666)       1,830,959
   Net unrealized loss on investments                                        (2,083,971)      (1,324,633)      (9,858,713)
                                                                          -------------    -------------    -------------
     Increase in net assets from operations                               $   2,701,882    $   4,909,978    $  11,377,703
                                                                          -------------    -------------    -------------
Distributions declared to shareholders -
   From net investment income (Class A)                                   $  (4,139,484)   $  (5,884,845)   $ (14,679,900)
   From net investment income (Class B)                                        (581,845)        (417,212)      (3,406,491)
   From net investment income (Class C)                                              --               --       (1,319,066)
   In excess of net investment income (Class A)                                 (32,631)              --         (326,959)
   In excess of net investment income (Class B)                                  (4,587)              --          (75,871)
   In excess of net investment income (Class C)                                      --               --          (29,379)
                                                                          -------------    -------------    -------------
          Total distributions declared to shareholders                    $  (4,758,547)   $  (6,302,057)   $ (19,837,666)
                                                                          -------------    -------------    -------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                       $  15,527,073    $  17,189,156    $ 111,876,098
   Net asset value of shares issued to shareholders in
    reinvestment of distributions                                             2,069,360        2,862,701        9,152,945
   Cost of shares reacquired                                                (12,960,687)     (14,380,894)     (94,391,412)
                                                                          -------------    -------------    -------------
   Net increase in net assets from fund share transactions                $   4,635,746    $   5,670,963    $  26,637,631
                                                                          -------------    -------------    -------------
          Total increase in net assets                                    $   2,579,081    $   4,278,884    $  18,177,668

NET ASSETS:
   At beginning of period                                                    94,145,943      123,749,888      406,666,268
                                                                          -------------    -------------    -------------
   At end of period                                                       $  96,725,024    $ 128,028,772    $ 424,843,936
                                                                          -------------    -------------    -------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD              $     (42,342)   $     132,185    $    (475,409)
                                                                          -------------    -------------    -------------


SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         FLORIDA         GEORGIA         MARYLAND      MASSACHUSETTS
YEAR ENDED MARCH 31, 2001                                                   FUND            FUND             FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                           $   4,468,077   $   3,114,362    $   7,347,839    $  11,626,735
   Net realized gain (loss) on investments                              (229,785)        302,878          470,169         (313,959)
   Net unrealized loss on investments                                 (1,329,184)     (1,539,654)      (2,280,567)      (4,277,379)
                                                                   -------------   -------------    -------------    -------------
     Increase in net assets from operations                        $   2,909,108   $   1,877,586    $   5,537,441    $   7,035,397
                                                                   -------------   -------------    -------------    -------------


Distributions declared to shareholders -
   From net investment income (Class A)                            $  (3,464,879)  $  (2,443,414)   $  (6,097,341)   $ (10,250,769)
   From net investment income (Class B)                                 (994,038)       (670,948)      (1,253,376)      (1,375,966)
   In excess of net investment income (Class A)                               --         (49,249)         (47,876)        (134,492)
   In excess of net investment income (Class B)                               --         (13,523)          (9,841)         (18,053)
                                                                   -------------   -------------    -------------    -------------
          Total distributions declared to shareholders             $  (4,458,917)  $  (3,177,134)   $  (7,408,434)   $ (11,779,280)
                                                                   -------------   -------------    -------------    -------------

Fund share (principal) transactions -
   Net proceeds from sale of shares                                   21,708,998      11,993,970    $  21,206,922    $  36,403,427
   Net asset value of shares issued to shareholders in
    reinvestment of distributions                                      1,608,409       1,651,136        3,908,119        5,068,396
   Cost of shares reacquired                                         (20,284,424)    (11,746,638)     (17,127,108)     (35,302,221)
                                                                   -------------   -------------    -------------    -------------
   Net increase in net assets from fund share transactions         $   3,032,983   $   1,898,468    $   7,987,933    $   6,169,602
                                                                   -------------   -------------    -------------    -------------
          Total increase in net assets                             $   1,483,174   $     598,920    $   6,116,940    $   1,425,719

NET ASSETS:
   At beginning of period                                             90,627,319      69,611,346      154,175,029      246,329,879
                                                                   -------------   -------------    -------------    -------------
   At end of period                                                $  92,110,493   $  70,210,266    $ 160,291,969    $ 247,755,598
                                                                   -------------   -------------    -------------    -------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD   $      66,763   $     (93,303)   $     (94,658)   $    (444,355)
                                                                   -------------   -------------    -------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------
                                                                              ALABAMA         ARKANSAS       CALIFORNIA
YEAR ENDED MARCH 31, 2001                                                        FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
INCREASE (decrease) IN NET ASSETS:
From operations -
   Net investment income                                                $   4,483,381    $   6,246,355    $  13,424,104
   Net realized gain (loss) on investments                                     91,866          552,991         (815,760)
   Net unrealized gain on investments                                       4,386,100        5,157,653       18,694,903
                                                                        -------------    -------------    -------------
     Increase in net assets from operations                             $   8,961,347    $  11,956,999    $  31,303,247
                                                                        -------------    -------------    -------------

Distributions declared to shareholders -
   From net investment income (Class A)                                 $  (4,008,345)   $  (5,740,786)   $ (10,188,123)
   From net investment income (Class B)                                      (510,310)        (409,944)      (2,768,304)
   From net investment income (Class C)                                            --               --         (612,223)
                                                                        -------------    -------------    -------------
          Total distributions declared to shareholders                  $  (4,518,655)   $  (6,150,730)   $ (13,568,650)
                                                                        -------------    -------------    -------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                     $  13,782,065    $  15,038,576    $ 210,765,903
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                                       1,924,303        2,960,307        6,267,340
   Cost of shares reacquired                                               (9,665,019)     (16,393,342)     (95,778,592)
                                                                        -------------    -------------    -------------
   Net increase in net assets from fund share transactions              $   6,041,349    $   1,605,541    $ 121,254,651
                                                                        -------------    -------------    -------------
          Total increase in net assets                                  $  10,484,041    $   7,411,810    $ 138,989,248
NET ASSETS:
   At beginning of period                                                  83,661,902      116,338,078      267,677,020
                                                                        -------------    -------------    -------------
   At end of period                                                     $  94,145,943    $ 123,749,888    $ 406,666,268
                                                                        -------------    -------------    -------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                       $     203,722    $     192,524    $     (53,828)
                                                                        -------------    -------------    -------------


SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                                       FLORIDA          GEORGIA         MARYLAND    MASSACHUSETTS
YEAR ENDED MARCH 31, 2002                                                 FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                           $ 4,243,783    $   3,079,965    $   6,834,121    $  11,860,177
   Net realized gain (loss) on investments                             206,564          (58,240)          (6,616)         626,801
   Net unrealized gain on investments                                3,995,120        3,494,479        6,747,156       10,929,265
                                                                   -----------    -------------    -------------    -------------
     Increase in net assets from operations                        $ 8,445,467    $   6,516,204    $  13,574,661    $  23,416,243
                                                                   -----------    -------------    -------------    -------------

Distributions declared to shareholders -
   From net investment income (Class A)                            $(3,349,947)   $  (2,403,792)   $  (5,619,995)   $ (10,932,716)
   From net investment income (Class B)                               (909,726)        (673,663)      (1,147,162)      (1,256,559)
                                                                   -----------    -------------    -------------    -------------
          Total distributions declared to shareholders             $(4,259,673)   $  (3,077,455)   $  (6,767,157)   $ (12,189,275)
                                                                   -----------    -------------    -------------    -------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                $23,184,914    $  10,527,703    $  17,951,959    $  25,498,391
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                                1,528,250        1,563,063        3,627,926        5,459,460
   Cost of shares reacquired                                        22,378,380)      (8,749,371)     (16,014,627)     (28,825,790)
                                                                   -----------    -------------    -------------    -------------
   Net increase in net assets from fund share transactions         $ 2,334,784    $   3,341,395    $   5,565,258    $   2,132,061
                                                                   -----------    -------------    -------------    -------------
          Total increase in net assets                             $ 6,520,578    $   6,780,144    $  12,372,762    $  13,359,029
NET ASSETS:
   At beginning of period                                           84,106,741       62,831,202      141,802,267      232,970,850
                                                                   -----------    -------------    -------------    -------------
   At end of period                                                $90,627,319    $  69,611,346    $ 154,175,029    $ 246,329,879
                                                                   -----------    -------------    -------------    -------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD   $    61,799    $     (32,195)   $       2,878    $    (237,114)
                                                                   -----------    -------------    -------------    -------------



SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                                Alabama Fund
-----------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------------------
                                                        2002         2001        2000         1999        1998
-----------------------------------------------------------------------------------------------------------------
                                                       CLASS A
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $ 10.53     $ 10.00     $ 10.76     $ 10.80     $ 10.48
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.51     $  0.54     $  0.54     $  0.54     $  0.55
  Net realized and unrealized gain (loss) on
    investments                                           (0.19)       0.53       (0.64)      (0.01)       0.45
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.32     $  1.07     $ (0.10)    $  0.53     $  1.00
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.54)    $ (0.54)    $ (0.54)    $ (0.54)    $ (0.55)
  From net realized gain on investments                  --          --           (0.12)      (0.03)      (0.13)
  In excess of net investment income                      (0.00)+    --          --          --          --
  In excess of net realized gain on investments          --          --           (0.00)+    --          --
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.54)    $ (0.54)    $ (0.66)    $ (0.57)    $ (0.68)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $ 10.31     $ 10.53     $ 10.00     $ 10.76     $ 10.80
                                                        -------     -------     -------     -------     -------
Total return++                                             3.05%      11.00%      (0.82)%      5.03%       9.72%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               0.88%       0.86%       0.89%       0.95%       1.04%
  Net investment income@@                                  4.87%       5.25%       5.28%       5.04%       5.12%
PORTFOLIO TURNOVER                                           20%         17%         44%         23%         21%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $83,146     $81,615     $72,736     $73,851     $75,538

@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income@@                                 $  0.49     $  0.52     $  0.52     $  0.53     $  0.54
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                               1.08%      1.06%        1.07%       1.07%       1.11%
  Net investment income@@                                  4.67%      5.05%        5.10%       4.92%       5.05%


@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

##   Ratios do not reflect reductions from certain expense offset arrangements.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                                Alabama Fund
-----------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------------------
                                                        2002         2001         2000          1999         1998
-----------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------

PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                   $ 10.53     $ 10.00     $ 10.76     $ 10.80     $ 10.48
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.43     $  0.46     $  0.46     $  0.46     $  0.47
  Net realized and unrealized gain (loss) on
    investments                                           (0.19)       0.53       (0.64)      (0.01)       0.45
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.24     $  0.99     $ (0.18)    $  0.45     $  0.92
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.46)    $ (0.46)    $ (0.46)    $ (0.46)    $ (0.47)
  From net realized gain on investments                  --          --           (0.12)      (0.03)      (0.13)
  In excess of net investment income                      (0.00)+    --          --          --          --
  In excess of net realized gain on investments          --          --           (0.00)+    --          --
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.46)    $ (0.46)    $ (0.58)    $ (0.49)    $ (0.60)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $ 10.31     $ 10.53     $ 10.00     $ 10.76     $ 10.80
                                                        -------     -------     -------     -------     -------
Total Return                                               2.38%      10.17%      (1.56)%      4.25%       8.91%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               1.63%       1.61%       1.64%       1.69%       1.79%
  Net investment income@@                                  4.09%       4.50%       4.53%       4.29%       4.36%
PORTFOLIO TURNOVER                                           20%         17%         44%         23%         21%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $13,579     $12,531     $10,926     $11,452      $8,074


@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.41     $  0.46     $  0.44     $  0.45     $  0.46
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.83%       1.81%       1.82%       1.81%       1.86%
        Net investment income@@                            3.89%       4.30%       4.35%       4.17%       4.29%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights


---------------------------------------------------------------------------------------------------------------------
                                                       Arkansas Fund
---------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------
                                                          2002         2001         2000          1999         1998
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):

Net asset value - beginning of year                     $  10.08     $   9.61     $  10.14     $  10.18     $   9.72
                                                        --------     --------     --------     --------     --------
Income from investment operations# @@ -
  Net investment income@                                $   0.51     $   0.51     $   0.50     $   0.50     $   0.50
  Net realized and unrealized gain (loss) on
    investments                                            (0.11)        0.47        (0.53)       (0.04)        0.46
                                                        --------     --------     --------     --------     --------
    Total from investment operations                    $   0.40     $   0.98     $  (0.03)    $   0.46     $   0.96
                                                        --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.51)    $  (0.51)    $  (0.50)    $  (0.50)    $  (0.50)
  In excess of net realized gain on investments          --           --           --           --             (0.00)+
                                                        --------     --------     --------     --------     --------
    Total distributions declared to shareholders        $  (0.51)    $  (0.51)    $  (0.50)    $  (0.50)    $  (0.50)
                                                        --------     --------     --------     --------     --------
Net asset value - end of year                           $   9.97     $  10.08     $   9.61     $  10.14     $  10.18
                                                        --------     --------     --------     --------     --------
Total return++                                              4.06%       10.45%       (0.24)%       4.60%       10.06%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses ##                                               0.72%        0.70%        0.72%        0.77%        0.85%
  Net investment income@@                                   5.05%        5.25%        5.14%        4.92%        4.97%
PORTFOLIO TURNOVER                                            15%          12%          28%          12%          15%
NET ASSETS AT END OF YEAR (000 OMITTED)                 $119,328     $113,928     $107,111     $124,644     $134,072

@ The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $   0.49     $   0.49     $   0.48     $   0.49     $   0.49
      RATIOS (TO AVERAGE NET ASSETS)
        Expenses##                                          0.92%        0.90%        0.90%        0.89%        0.92%
        Net investment income@@                             4.85%        5.05%        4.96%        4.80%        4.90%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights


---------------------------------------------------------------------------------------------------------------------
                                                       Arkansas Fund
---------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------
                                                          2002         2001         2000          1999         1998
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):

Net asset value - beginning of year                     $  10.09     $   9.62     $  10.14     $  10.18     $   9.72
                                                        --------     --------     --------     --------     --------
Income from investment operations# @@ -
  Net investment income@                                $   0.43     $   0.44     $   0.42     $   0.43     $   0.42
  Net realized and unrealized gain (loss) on
    investments                                            (0.11)        0.46        (0.53)       (0.04)        0.46
                                                        --------     --------     --------     --------     --------
    Total from investment operations                    $   0.32     $   0.90     $  (0.11)    $   0.39     $   0.88
                                                        --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.43)    $  (0.43)    $  (0.41)    $  (0.43)    $  (0.42)
  In excess of net realized gain on investments          --           --           --           --             (0.00)+
                                                        --------     --------     --------     --------     --------
    Total distributions declared to shareholders        $  (0.43)    $  (0.43)    $  (0.41)    $  (0.43)    $  (0.42)
                                                        --------     --------     --------     --------     --------
Net asset value - end of year                           $   9.98     $  10.09     $   9.62     $  10.14     $  10.18
                                                        --------     --------     --------     --------     --------
Total return                                                3.24%        9.59%       (1.02)%       3.91%        9.18%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                1.50%        1.47%        1.62%        1.43%        1.65%
  Net investment income@@                                   4.26%        4.49%        4.33%        4.26%        4.15%
Portfolio turnover                                            15%          12%          28%          12%          15%
Net assets at end of year (000 Omitted)                 $  8,700     $  9,822     $  9,227     $ 10,609     $  7,370

@ The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $   0.41     $   0.42     $   0.40     $   0.42     $   0.41
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          1.70%        1.67%        1.80%        1.55%        1.72%
        Net investment income@@                             4.06%        4.29%        4.15%        4.14%        4.08%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                     California Fund
-------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------------
                                                         2002         2001         2000          1999         1998
-------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                   $   5.81     $   5.52     $   5.89     $   5.80     $   5.47
                                                        --------     --------     --------     --------     --------
Income from investment operations#@@ -
  Net investment income@                                $   0.28     $   0.28     $   0.29     $   0.29     $   0.29
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (0.10)        0.30        (0.38)        0.09         0.33
                                                        --------     --------     --------     --------     --------
    Total from investment operations                    $   0.18     $   0.58     $  (0.09)    $   0.38     $   0.62
                                                        --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.28)    $  (0.29)    $  (0.28)    $  (0.29)    $  (0.29)
  In excess of net investment income                       (0.01)     --           --             (0.00)+    --
                                                        --------     --------     --------     --------     --------
    Total distributions declared to shareholders        $  (0.29)    $  (0.29)    $  (0.28)    $  (0.29)    $  (0.29)
                                                        --------     --------     --------     --------     --------
Net asset value - end of period                         $   5.70     $   5.81     $   5.52     $   5.89     $   5.80
                                                        --------     --------     --------     --------     --------
Total return++                                              3.11%       10.78%       (1.41)%       6.59%       11.51%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                0.67%        0.62%        0.51%        0.60%        0.64%
  Net investment income@@                                   4.87%        5.08%        5.21%        4.82%        5.07%
PORTFOLIO TURNOVER                                            12%          21%          40%          26%          49%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $305,699     $293,137     $196,828     $226,903     $222,421

@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $   0.27     $   0.27     $   0.27     $   0.27     $   0.28
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          0.87%        0.87%        0.86%        0.77%        0.79%
        Net investment income@@                             4.67%        4.83%        4.86%        4.65%        4.92%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from [directed brokerage and] certain expense offset arrangements.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                     California Fund
-------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------------
                                                         2002        2001        2000         1999       1998
-------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-------------------------------------------------------------------------------------------------------------------

Net asset value - beginning of period                   $  5.81     $  5.52     $  5.89     $  5.80     $  5.47
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.24     $  0.24     $  0.25     $  0.24     $  0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.11)       0.30       (0.38)       0.09        0.33
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.13     $  0.54     $ (0.13)    $  0.33     $  0.57
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.23)    $ (0.25)    $ (0.24)    $ (0.24)    $ (0.24)
  In excess of net investment income                      (0.01)     --          --           (0.00)+    --
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.24)    $ (0.25)    $ (0.24)    $ (0.24)    $ (0.24)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $  5.70     $  5.81     $  5.52     $  5.89     $  5.80
                                                        -------     -------     -------     -------     -------
Total return                                               2.30%       9.93%      (2.21)%      5.74%      10.62%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               1.45%       1.39%       1.31%       1.39%       1.44%
  Net investment income@@                                  4.09%       4.31%       4.38%       4.02%       4.26%
PORTFOLIO TURNOVER                                           12%         21%         40%         26%         49%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $84,123     $80,473     $60,367     $61,458     $43,790

@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.23     $  0.23     $  0.23     $  0.22     $  0.23
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.65%       1.64%       1.66%       1.56%       1.59%
        Net investment income@@                            3.89%       4.06%       4.03%       3.85%       4.11%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from [directed brokerage and] certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                     California Fund
-------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------------
                                                         2002         2001         2000          1999         1998
-------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-------------------------------------------------------------------------------------------------------------------

Net asset value - beginning of period                   $  5.83     $  5.53     $  5.90     $  5.81     $  5.48
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.23     $  0.23     $  0.24     $  0.23     $  0.23
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.10)       0.31       (0.38)       0.09        0.33
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.13     $  0.54     $ (0.14)    $  0.32     $  0.56
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.23)    $ (0.24)    $ (0.23)    $ (0.23)    $ (0.23)
  In excess of net investment income                      (0.01)     --          --           (0.00)+    --
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.24)    $ (0.24)    $ (0.23)    $ (0.23)    $ (0.23)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $  5.72     $  5.83     $  5.53     $  5.90     $  5.81
                                                        -------     -------     -------     -------     -------
Total return                                               2.17%       9.96%      (2.29)%      5.54%      10.39%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses ##                                              1.57%       1.52%       1.41%       1.56%       1.64%
  Net investment income@@                                  3.97%       4.21%       4.32%       3.84%       4.08%
PORTFOLIO TURNOVER                                           12%         21%         40%         26%         49%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $35,022     $33,056     $10,482     $10,178     $ 4,396

@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.22     $  0.22     $  0.22     $  0.21     $  0.22
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.77%       1.77%       1.76%       1.74%       1.79%
        Net investment income@@                            3.77%       3.96%       3.97%       3.66%       3.93%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from [directed brokerage and] certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights


---------------------------------------------------------------------------------------------------------------
                                                        Florida Fund
---------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------
                                                          2002        2001       2000        1999        1998
---------------------------------------------------------------------------------------------------------------
                                                        CLASS A
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $  9.95     $  9.47     $ 10.12     $ 10.10     $  9.64
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.50     $  0.50     $  0.50     $  0.50     $  0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.16)       0.49       (0.65)       0.02        0.46
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.34     $  0.99     $ (0.15)    $  0.52     $  0.96
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.51)    $ (0.51)    $ (0.50)    $ (0.50)    $ (0.50)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $  9.78     $  9.95     $  9.47     $ 10.12     $ 10.10
                                                        -------     -------     -------     -------     -------
Total return++                                             3.41%      10.72%      (1.38)%      5.25%      10.16%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               0.63%       0.63%       0.66%       0.69%       0.78%
  Net investment income@@                                  5.09%       5.23%       5.21%       4.96%       5.03%
PORTFOLIO TURNOVER                                           16%         18%         52%         23%         14%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $69,959     $66,807     $64,107     $77,628     $77,711

@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.48     $  0.48     $  0.48     $  0.49     $  0.49
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         0.83%       0.83%       0.84%       0.81%       0.85%
        Net investment income@@                            4.89%       5.03%       5.03%       4.84%       4.96%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights


---------------------------------------------------------------------------------------------------------------
                                                        Florida Fund
---------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------
                                                          2002        2001       2000        1999        1998
---------------------------------------------------------------------------------------------------------------
                                                         CLASS B
---------------------------------------------------------------------------------------------------------------

PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $  9.95     $  9.47     $ 10.11     $ 10.09     $  9.64
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.43     $  0.42     $  0.43     $  0.42     $  0.42
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.17)       0.49       (0.64)       0.02        0.45
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.26     $  0.91     $ (0.21)    $  0.44     $  0.87
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.43)    $ (0.43)    $ (0.43)    $ (0.42)    $ (0.42)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $  9.78     $  9.95     $  9.47     $ 10.11     $ 10.09
                                                        -------     -------     -------     -------     -------
Total return                                               2.58%       9.84%      (2.07)%      4.42%       9.18%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses ##                                              1.43%       1.43%       1.45%       1.49%       1.58%
  Net investment income@@                                  4.29%       4.43%       4.42%       4.16%       4.22%
PORTFOLIO TURNOVER                                           16%         18%         52%         23%         14%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $22,151     $23,820     $19,999     $20,813     $16,719

@ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.41     $  0.41     $  0.41     $  0.41     $  0.41
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.63%       1.63%       1.63%       1.61%       1.65%
        Net investment income@@                            4.09%       4.23%       4.24%       4.04%       4.15%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                        Georgia Fund
---------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------
                                                         2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------
                                                         CLASS A
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $ 10.82     $ 10.26     $ 10.93     $ 10.95     $ 10.38
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.50     $  0.52     $  0.52     $  0.55     $  0.56
  Net realized and unrealized gain (loss) on
    investments                                           (0.17)       0.56       (0.67)      (0.02)       0.56
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.33     $  1.08     $ ( 0.15)   $  0.53     $  1.12
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.51)    $ (0.52)    $ (0.52)    $ (0.55)    $ (0.55)
  In excess of net investment income                      (0.01)     --          --           (0.00)+    --
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.52)    $ (0.52)    $ (0.52)    $ (0.55)    $ (0.55)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $ 10.63     $ 10.82     $ 10.26     $ 10.93     $ 10.95
                                                        -------     -------     -------     -------     -------
Total return++                                             3.03%      10.80%      (1.32)%      4.09%      11.02%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               0.93%       0.90%       0.93%       0.97%       1.03%
  Net investment income@@                                  4.67%       4.95%       4.98%       4.97%       5.14%
PORTFOLIO TURNOVER                                           19%         24%         39%         35%         18%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $54,179     $52,236     $48,054     $56,886     $59,546

@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.48     $  0.50     $  0.50     $  0.54     $  0.55
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.13%       1.10%       1.11%       1.09%       1.13%
        Net investment income@@                            4.47%       4.75%       4.80%       4.85%       5.04%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.00 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

##   Ratios do not reflect reductions from certain expense offset arrangements.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                        Georgia Fund
---------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------
                                                         2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------

PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $ 10.83     $ 10.27     $ 10.93     $ 10.95     $ 10.38
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.42     $  0.45     $  0.44     $  0.47     $  0.48
  Net realized and unrealized gain (loss) on
    investments                                           (0.18)       0.55       (0.66)      (0.02)       0.56
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.24     $  1.00     $ ( 0.22)   $  0.45     $  1.04
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.42)    $ (0.44)    $ (0.44)    $ (0.47)    $ (0.47)
  In excess of net investment income                      (0.01)     --          --           (0.00)+    --
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.43)    $ (0.44)    $ (0.44)    $ (0.47)    $ (0.47)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $ 10.64     $ 10.83     $ 10.27     $ 10.93     $ 10.95
                                                        -------     -------     -------     -------     -------
Total return                                               2.26%       9.97%      (2.06)%      4.22%      10.19%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               1.68%       1.65%       1.68%       1.72%       1.77%
  Net investment income@@                                  3.91%       4.25%       4.24%       4.22%       4.39%
PORTFOLIO TURNOVER                                           19%         24%         39%         35%         18%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $16,031     $17,376     $14,777     $14,591     $10,871

@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.40     $  0.43     $  0.42     $  0.45     $  0.47
      RATIOS (TO AVERAGE NET ASSETS)
        Expenses##                                         1.88%       1.85%       1.86%       1.84%       1.87%
        Net investment income@@                            3.71%       4.05%       4.06%       4.10%       4.29%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.00 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

##   Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

---------------------------------------------------------------------------------------------------------------------
                                                       Maryland Fund
---------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------
                                                         2002         2001         2000          1999         1998
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $  11.35     $  10.81     $  11.49     $  11.47     $  10.89
                                                        --------     --------     --------     --------     --------
Income from investment operations#@@ -
  Net investment income@                                $   0.54     $   0.54     $   0.53     $   0.54     $   0.54
  Net realized and unrealized gain (loss) on
    investments                                            (0.14)        0.54        (0.68)        0.02         0.59
                                                        --------     --------     --------     --------     --------
    Total from investment operations                    $   0.40     $   1.08     $  (0.15)    $   0.56     $   1.13
                                                        --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.54)    $  (0.54)    $  (0.53)    $  (0.54)    $  (0.54)
  In excess of net investment income                     --           --           --           --             (0.01)
                                                        --------     --------     --------     --------     --------
    Total distributions declared to shareholders        $  (0.54)    $  (0.54)    $  (0.53)    $  (0.54)    $  (0.55)
                                                        --------     --------     --------     --------     --------
Net asset value - end of period                         $  11.21     $  11.35     $  10.81     $  11.49     $  11.47
                                                        --------     --------     --------     --------     --------
Total return++                                              3.59%       10.26%       (1.27)%       4.94%       10.57%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                0.95%        0.95%        0.96%        1.03%        1.09%
  Net investment income@@                                   4.73%        4.96%        4.85%        4.67%        4.79%
PORTFOLIO TURNOVER                                             8%          14%          24%          14%          21%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $128,750     $125,316     $114,957     $131,261     $126,018

@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $   0.52     $   0.52     $   0.51     $   0.53     $   0.53
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          1.15%        1.15%        1.14%        1.15%        1.19%
        Net investment income@@                             4.53%        4.76%        4.67%        4.55%        4.69%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

---------------------------------------------------------------------------------------------------------------------
                                                       Maryland Fund
---------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------
                                                         2002        2001       2000        1999         1998
---------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $ 11.34     $ 10.81     $ 11.48     $ 11.47     $ 10.88
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.46     $  0.47     $  0.46     $  0.45     $  0.47
  Net realized and unrealized gain (loss) on
    investments                                           (0.13)       0.53       (0.67)       0.02        0.60
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.33     $  1.00     $ (0.21)    $  0.47     $  1.07
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.47)    $ (0.47)    $ (0.46)    $ (0.46)    $ (0.47)
  In excess of net investment income                     --          --          --          --           (0.01)
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.47)    $ (0.47)    $ (0.46)    $ (0.46)    $ (0.48)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $ 11.20     $ 11.34     $ 10.81     $ 11.48     $ 11.47
                                                        -------     -------     -------     -------     -------
Total return                                               2.92%       9.46%      (1.82)%      4.18%       9.96%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                               1.60%       1.60%       1.61%       1.68%       1.74%
  Net investment income@@                                  4.08%       4.30%       4.21%       4.01%       4.12%
PORTFOLIO TURNOVER                                            8%         14%         24%         14%         21%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $31,542     $28,859     $26,845     $28,902     $21,622

@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.44     $  0.47     $  0.44     $  0.45     $  0.46
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.80%       1.80%       1.79%       1.80%       1.84%
        Net investment income@@                            3.88%       4.10%       4.03%       3.89%       4.02%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                  Massachusetts Fund
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
--------------------------------------------------------------------------------------------------------------------
                                                           2002         2001         2000          1999        1998
--------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $  11.11     $  10.60     $  11.35     $  11.34     $  10.86
                                                        --------     --------     --------     --------     --------
Income from investment operations#@@ -
  Net investment income@                                $   0.53     $   0.55     $   0.57     $   0.58     $   0.58
  Net realized and unrealized gain (loss) on
    investments                                            (0.21)        0.52        (0.76)       (0.01)        0.48
                                                        --------     --------     --------     --------     --------
    Total from investment operations                    $   0.32     $   1.07     $  (0.19)    $   0.57     $   1.06
                                                        --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.52)    $  (0.56)    $  (0.56)    $  (0.56)    $  (0.58)
  In excess of net investment income                       (0.01)     --           --           --             (0.00)+
                                                        --------     --------     --------     --------     --------
    Total distributions declared to shareholders        $  (0.53)    $  (0.56)    $  (0.56)    $  (0.56)    $  (0.58)
                                                        --------     --------     --------     --------     --------
Net asset value - end of period                         $  10.90     $  11.11     $  10.60     $  11.35     $  11.34
                                                        --------     --------     --------     --------     --------
Total return++                                              2.93%       10.44%       (1.57)%       5.11%        9.99%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                0.92%        0.92%        0.92%        1.00%        1.06%
  Net investment income@@                                   4.73%        5.10%        5.29%        5.08%        5.18%
PORTFOLIO TURNOVER                                            13%          22%          35%          28%          24%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $210,269     $216,272     $207,228     $239,980     $237,861

@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $   0.51     $   0.53     $   0.55     $   0.57     $   0.57
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          1.12%        1.12%        1.10%        1.12%        1.16%
        Net investment income@@                             4.53%        4.90%        5.11%        4.96%        5.08%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                  Massachusetts Fund
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
--------------------------------------------------------------------------------------------------------------------
                                                          2002        2001        2000        1999       1998
--------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period                   $ 11.12     $ 10.60     $ 11.35     $ 11.35     $ 10.87
                                                        -------     -------     -------     -------     -------
Income from investment operations#@@ -
  Net investment income@                                $  0.46     $  0.48     $  0.50     $  0.50     $  0.51
  Net realized and unrealized gain (loss) on
    investments                                           (0.20)       0.53       (0.76)      (0.01)       0.48
                                                        -------     -------     -------     -------     -------
    Total from investment operations                    $  0.26     $  1.01     $ (0.26)    $  0.49     $  0.99
                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.45)    $ (0.49)    $ (0.49)    $ (0.49)    $ (0.51)
  In excess of net investment income                      (0.01)     --          --          --           (0.00)+
                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders        $ (0.46)    $ (0.49)    $ (0.49)    $ (0.49)    $ (0.51)
                                                        -------     -------     -------     -------     -------
Net asset value - end of period                         $ 10.92     $ 11.12     $ 10.60     $ 11.35     $ 11.35
                                                        -------     -------     -------     -------     -------
Total return                                               2.35%       9.82%      (2.30)%      4.43%       9.25%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses ##                                              1.57%       1.57%       1.57%       1.64%       1.71%
  Net investment income@@                                  4.13%       4.45%       4.64%       4.43%       4.52%
PORTFOLIO TURNOVER                                           13%         22%         35%         28%         24%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $37,487     $30,057     $25,743     $25,616     $18,750

@ The investment adviser voluntarily waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $  0.44     $  0.46     $  0.48     $  0.49     $  0.50
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.77%       1.77%       1.75%       1.76%       1.81%
        Net investment income@@                            3.93%       4.25%       4.46%       4.31%       4.42%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share amounts, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+    Per share amount was less than $0.01.

#    Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Florida Municipal Bond Fund (Florida Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

INVESTMENT VALUATIONS - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

FUTURES CONTRACTS - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended March 31, 2002, and March 31, 2001, was as follows:

                                     ALABAMA     ARKANSAS    CALIFORNIA       FLORIDA       GEORGIA      MARYLAND     MASSACHUSETTS
YEAR ENDED MARCH 31, 2002               FUND         FUND          FUND          FUND          FUND          FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Distribution declared from:
Tax-exempt income                 $4,758,547  $ 6,302,057   $19,837,666   $ 4,458,917    $3,177,134   $ 7,408,434       $11,779,280

YEAR ENDED MARCH 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Distribution declared from:
Tax-exempt income                 $4,518,655  $ 6,034,564   $13,568,650   $ 4,259,673    $3,077,455   $ 6,767,157       $12,189,275
Ordinary income                           --  $   116,166            --            --            --            --                --


During the year ended March 31, 2002, the following amounts were reclassified due to differences between book and tax accounting for accrued market discount on disposal of securities:

                                          ALABAMA     ARKANSAS    CALIFORNIA    FLORIDA     GEORGIA      MARYLAND    MASSACHUSETTS
                                             FUND         FUND          FUND       FUND        FUND          FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                           $ 36,258    $     --     $ 77,984    $     --    $     (5)     $ 13,546         $    136
Accumulated net realized gain (loss)
  on investments                           (31,133)     21,559      (68,601)      4,196      (1,659)       23,395           54,560
Accumulated undistributed distributions
  in excess of net investment income        (5,125)    (21,559)      (9,383)     (4,196)      1,664       (36,941)         (54,696)

These changes had no effect on the net assets or net asset value per share of the funds.

As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                         ALABAMA     ARKANSAS    CALIFORNIA      FLORIDA      GEORGIA      MARYLAND   MASSACHUSETTS
                                            FUND         FUND          FUND         FUND         FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income        $       --  $        --  $         --   $      3,223  $         --  $         --  $         --
Undistributed tax-exempt income         394,250      717,623     1,350,101             --       218,479       577,720       584,406
Undistributed long-term capital gain     43,388           --            --        475,792            --            --            --
Capital loss carryforward                    --   (6,184,660)   (2,905,040)    (5,933,050)     (869,915)   (3,339,194)   (2,406,209)
Unrealized gain                       2,704,207    6,907,869    12,352,854      3,098,789     2,750,425     7,428,982     8,667,332
Other tempory differences              (436,592)    (704,932)   (2,272,400)      (502,135)     (311,782)     (672,378)   (1,028,761)

At March 31, 2002, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                             ALABAMA     ARKANSAS    CALIFORNIA       FLORIDA       GEORGIA         MARYLAND     MASSACHUSETTS
EXPIRATION DATE                 FUND         FUND          FUND          FUND          FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------

March 31, 2003             $  --      $       --      $  862,104      $3,736,603      $       --      $       --      $       --
March 31, 2004                --       5,952,932         403,290              --         349,051       1,883,528       1,468,435
March 31, 2005                --         215,971         588,165       1,290,661              --       1,055,172         405,183
March 31, 2006                --              --              --         781,761              --              --              --
March 31, 2007                --              --              --              --              --              --         242,062
March 31, 2008                --          15,757              --              --              --              --              --
March 31, 2009                --              --       1,051,481              --         520,864         400,494              --
March 31, 2010                --              --              --         164,025              --              --         290,529
                           ------     ----------      ----------      ---------       ----------      -----------    -----------
Total                      $  --      $6,184,660      $2,905,040      $5,973,050      $  869,915      $3,339,194      $2,406,209
                           ======     ==========      ==========      ==========      ==========      ===========    ===========

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
INVESTMENT ADVISER - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended March 31, 2002, were 0.35% of average daily net assets on an annualized basis.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, each fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the trust's pension liability fluctuates with the performance of the fund.

ADMINISTRATOR - The trust has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

         First $2 billion                                          0.0175%
         Next $2.5 billion                                         0.0130%
         Next $2.5 billion                                         0.0005%
         In excess of $7 billion                                   0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2002:


ALABAMA         ARKANSAS           CALIFORNIA            FLORIDA             GEORGIA             MARYLAND          MASSACHUSETTS
   FUND             FUND                 FUND               FUND                FUND                 FUND                   FUND
------------------------------------------------------------------------------------------------------------------------------------
$29,748          $60,430              $99,684            $31,313            $ 22,257              $46,328                $56,833


The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the year ended March 31, 2002, MFD retained the following service fees for accounts not attributable to a securities dealer:

ALABAMA        ARKANSAS           CALIFORNIA         FLORIDA          GEORGIA             MARYLAND             MASSACHUSETTS
   FUND            FUND                 FUND            FUND             FUND                 FUND                      FUND
-----------------------------------------------------------------------------------------------------------------------------

$19,694          $4,248              $15,508              $--          $9,787              $15,559                   $56,339

During the year ended March 31, 2002, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

ALABAMA        ARKANSAS           CALIFORNIA       FLORIDA            GEORGIA             MARYLAND            MASSACHUSETTS
   FUND            FUND                 FUND          FUND               FUND                 FUND                     FUND
----------------------------------------------------------------------------------------------------------------------------
  0.25%           0.10%                0.10%         0.00%              0.25%                0.35%                    0.35%

Payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the trust may determine for the Alabama, Arkansas, California, Florida, and Georgia funds. Payment of the 0.25% per annum Class A service fee by the Florida Fund will commence on such date as the Trustees of the trust may determine. In the case of the Arkansas and California Funds, a portion of the service fee is currently being paid by each fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the trust may determine.

Each fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B service fees during the year ended March 31, 2002, were as follows:


ALABAMA              ARKANSAS           CALIFORNIA            FLORIDA             GEORGIA             MARYLAND       MASSACHUSETTS
   FUND                  FUND                 FUND               FUND                FUND                 FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
 $1,253                  $302               $2,539                 $--             $1,726               $3,205              $2,480


Class B distribution fees during the year ended March 31, 2002, were as follows:

ALABAMA              ARKANSAS           CALIFORNIA            FLORIDA             GEORGIA             MARYLAND       MASSACHUSETTS
   FUND                  FUND                 FUND               FUND                FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------------------
  1.00%                 0.88%                0.88%              0.80%               1.00%                1.00%               1.00%


MFS retained no service fees with respect to California Class C shares. Fees incurred under the distribution plan for the year ended March 31, 2002, were 1.00% of the fund's average daily net assets attributable to Class C shares of the California Fund on an annualized basis. Except in the case of the 0.25% per annum first year Class B shares service fee, payments by the Florida Fund will be suspended until such date as the Trustees of the trust may determine. In the case of the Arkansas and California funds, the Class B Share service fee is 0.25% per annum for the first year and is currently 0.10% per annum on Class B shares held over one year.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2002, for Class A, Class B, and Class C shares, were as follows:


                 ALABAMA         ARKANSAS       CALIFORNIA          FLORIDA          GEORGIA         MARYLAND     MASSACHUSETTS
CDSC IMPOSED        FUND             FUND             FUND             FUND             FUND             FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A         $    255         $     --         $ 17,000         $     --         $  4,062         $  9,475         $  9,780
Class B         $ 40,747         $ 42,555         $190,585         $ 70,953         $ 62,550         $ 39,817         $ 69,693
Class C         $     --         $     --         $  9,312         $     --         $     --         $     --              $--


SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 Omitted):

                           ALABAMA       ARKANSAS      CALIFORNIA      FLORIDA         GEORGIA       MARYLAND       MASSACHUSETTS
                              FUND           FUND            FUND         FUND            FUND           FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                  $23,631        $18,911         $72,129      $17,042         $14,269        $24,970             $37,605
Sales                       17,922         17,842          50,716       13,997          12,957         12,133              32,784

The cost and unrealized appreciation or depreciation in value of the investments owned by each fund, as computed on a federal income tax basis, are as follows (000 Omitted):

                                  ALABAMA       ARKANSAS    CALIFORNIA      FLORIDA       GEORGIA       MARYLAND    MASSACHUSETTS
                                     FUND           FUND          FUND         FUND          FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                   $  91,713     $ 116,438     $ 408,178     $  86,378     $  66,476     $ 151,102     $ 235,120
                                 ---------     ---------     ---------     ---------     ---------     ---------     ---------
Gross unrealized appreciation    $   3,366     $   7,526     $  17,721     $   3,723     $   3,107     $   8,071     $  11,518
Gross unrealized depreciation         (662)         (618)       (5,369)         (624)         (357)         (642)       (2,850)
                                 ---------     ---------     ---------     ---------     ---------     ---------     ---------
Net unrealized appreciation      $   2,704     $   6,908     $  12,352     $   3,099     $   2,750     $   7,429     $   8,668
                                 =========     =========     =========     =========     =========     =========     =========

(5)  Shares of Beneficial Interest
The trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

CLASS A SHARES                                         ALABAMA FUND                  ARKANSAS FUND                CALIFORNIA FUND
                                            -----------------------       ------------------------        -----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)     SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    978        $  10,280        1,402         $  14,211        10,239        $  59,507
Shares issued to shareholders in
  reinvestment of distributions                173            1,817          261             2,647         1,159            6,749
Shares reacquired                             (841)          (8,795)      (1,003)          (10,138)       (8,207)         (47,667)
                                            ------       ----------       ------        -----------       -------       ----------
  Net increase                                 310        $   3,302          660         $   6,720         3,191        $  18,589
                                            ======       ==========       ======        ===========       =======       ==========


YEAR ENDED MARCH 31, 2001 (000 OMITTED)     SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,087        $  11,214        1,437         $  13,872        20,086         $116,086
Shares issued to shareholders in
  reinvestment of distributions                165            1,681          279             2,732           779            4,390
Shares reacquired                             (774)          (7,890)      (1,552)          (15,155)       (6,111)         (36,746)
                                            ------       ----------       ------        -----------       -------       ----------
  Net increase                                 478        $   5,005          164         $   1,449        14,754         $ 83,730
                                            ======       ==========       ======        ===========       =======       ==========

                                                       FLORIDA FUND                   GEORGIA FUND                  MARYLAND FUND
                                            -----------------------       ------------------------        -----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)     SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,613        $  16,012          706        $    7,685         1,205        $  13,620
Shares issued to shareholders in
  reinvestment of distributions                125            1,243          126             1,361           284            3,234
Shares reacquired                           (1,303)         (12,926)        (563)           (6,066)       (1,048)         (11,937)
                                            ------       ----------       ------        -----------       -------       ----------
  Net increase                                 435        $   4,329          269        $    2,980           441        $   4,917
                                            ======       ==========       ======        ===========       =======       ==========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)     SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,613        $  15,729          557        $    5,918         1,222         $ 13,733
Shares issued to shareholders in
  reinvestment of distributions                124            1,195          118             1,241           267            2,938
Shares reacquired                           (1,791)         (17,404)        (531)           (5,541)       (1,077)         (11,798)
                                            ------       ----------       ------        -----------       -------       ----------
  Net increase (decrease)                      (54)       $    (480)         144        $    1,618           412         $  4,873
                                            ======       ==========       ======        ===========       =======       ==========

                                                     MASSACHUSETTS FUND
                                               -------------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)        SHARES           AMOUNT
------------------------------------------------------------------------

Shares sold                                     2,008        $  22,341
Shares issued to shareholders in
  reinvestment of distributions                   387            4,301
Shares reacquired                              (2,576)         (28,619)
                                               -------       ----------
  Net decrease                                   (181)       $  (1,977)
                                               =======       ==========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES           AMOUNT
----------------------------------------------------------------------------
Shares sold                                         1,685        $  18,173
Shares issued to shareholders in
  reinvestment of distributions                       444            4,780
Shares reacquired                                  (2,217)         (23,829)
                                                   -------       ----------
  Net decrease                                        (88)       $    (876)
                                                   =======       ==========

CLASS B SHARES                                         ALABAMA FUND                  ARKANSAS FUND                CALIFORNIA FUND
                                            -----------------------       ------------------------        -----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)     SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    499       $    5,248          294         $   2,979         4,125        $  24,056
Shares issued to shareholders in
  reinvestment of distributions                 24              252           21               215           280            1,633
Shares reacquired                             (396)          (4,166)        (417)           (4,243)       (3,493)         (20,287)
                                            ------       ----------       ------        -----------       -------       ----------
  Net increase (decrease)                      127       $    1,334         (102)        $  (1,049)          912        $   5,402
                                            ======       ==========       ======        ===========       =======       ==========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)     SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    248         $  2,568          118        $    1,167         4,577        $  26,224
Shares issued to shareholders in
  reinvestment of distributions                 24              243           24               228           224            1,261
Shares reacquired                             (175)          (1,775)        (127)           (1,238)       (1,902)         (11,354)
                                            ------       ----------       ------        -----------       -------       ----------
  Net increase                                  97         $  1,036           15        $      157         2,899        $  16,131
                                            ======       ==========       ======        ===========       =======       ==========


                                                         FLORIDA FUND                   GEORGIA FUND                  MARYLAND FUND
                                              -----------------------       ------------------------        -----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)       SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                      574        $   5,697          399        $    4,309           668       $    7,587
Shares issued to shareholders in
  reinvestment of distributions                   36              365           27               290            60              674
Shares reacquired                               (741)          (7,358)        (524)           (5,681)         (457)          (5,190)
                                               ------       ----------       ------        -----------       -------     ----------
  Net increase (decrease)                       (131)       $  (1,296)         (98)       $   (1,082)          271       $    3,071
                                               ======       ==========       ======        ===========       =======     ==========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)       SHARES           AMOUNT       SHARES            AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                      766         $  7,456          436         $   4,609           383        $   4,219
Shares issued to shareholders in
  reinvestment of distributions                   34              333           30               322            63              690
Shares reacquired                               (518)          (4,975)        (301)           (3,208)         (385)          (4,217)
                                               ------       ----------       ------        -----------       -------     ----------
  Net Increase                                   282         $  2,814          165         $   1,723            61        $     692
                                               ======       ==========       ======        ===========       =======     ==========

                                                        MASSACHUSETTS FUND
                                                   -----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)            SHARES           AMOUNT
--------------------------------------------------------------------------
Shares sold                                         1,262        $  14,063
Shares issued to shareholders in
  reinvestment of distributions                        69              767
Shares reacquired                                    (601)          (6,683)
                                                    -------     ----------
  Net increase                                        730        $   8,147
                                                    =======     ==========
YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES           AMOUNT
--------------------------------------------------------------------------
Shares sold                                           677        $   7,325
Shares issued to shareholders in
  reinvestment of distributions                        63              679
Shares reacquired                                    (464)          (4,996)
                                                    -------     ----------
  Net Increase                                        276        $   3,008
                                                    =======     ==========
CLASS C SHARES                                             CALIFORNIA FUND
                                                   -----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)            SHARES           AMOUNT
--------------------------------------------------------------------------
Shares sold                                         4,902        $  28,313
Shares issued to shareholders in
  reinvestment of distributions                       132              771
Shares reacquired                                  (4,580)         (26,437)
                                                    -------     ----------
  Net increase                                        454        $   2,647
                                                    =======     ==========
YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES           AMOUNT
--------------------------------------------------------------------------
Shares sold                                        11,965        $  68,456
Shares issued to shareholders in
  reinvestment of distributions                       110              616
Shares reacquired                                  (8,302)         (47,678)
                                                    -------     ----------
  Net increase                                      3,773        $  21,394
                                                    =======     ==========

(6) Line of Credit

The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the funds for the year ended March 31, 2002, ranged from $41 to $2,638.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                                               UNREALIZED
                                                                                                             APPRECIATION
FUND                                DESCRIPTION          EXPIRATION       CONTRACTS       POSITION         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Alabama Fund               Municipal Bond Index          June  2002          18             Short                $ 10,647
                                                                                                                 ---------
Arkansas Fund              Municipal Bond Index          June  2002          15             Long                 $(40,155)
                                                                                                                 ---------
Georgia Fund               Municipal Bond Index          June  2002          28             Short                $ 10,065
                                                                                                                 ---------
Maryland Fund              Municipal Bond Index          June  2002          54             Short                $ 15,702
                                                                                                                 ---------
Massachusetts Fund         Municipal Bond Index          June  2002          73             Short                $ 25,739
                                                                                                                 ---------

At March 31, 2002, the funds had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
Each fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2002, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.


                                                                                    DATE OF   SHARE/PAR
FUND               DESCRIPTION                                                  ACQUISITION      AMOUNT       COST            VALUE
-----------------------------------------------------------------------------------------------------------------------------------

Alabama Fund       Guam Power Authority Rev., RITES AMBAC, 8.509s, 2013             5/20/99     500,000   $  536,360   $    543,310
                   Guam Power Authority Rev., RITES AMBAC, 8.009s, 2018             5/20/99   4,500,000    4,376,790      4,448,700
                   Puerto Rico Municipal Finance Agency, RITES, FSA, 9.09s, 2017     1/6/00     500,000      469,080        553,000
                   Puerto Rico Public Finance Corp., RITES AMBAC, 8.84s, 2013       3/31/99     500,000      509,110        573,890
                   Puerto Rico Public Finance Corp., RITES, AMBAC, 8.84s, 2016      9/30/99     500,000      569,030        566,840
                                                                                                                       ------------
                                                                                                                       $  6,685,740
                                                                                                                       ============
Arkansas Fund      Commonwealth of Puerto Rico, MBIA, 9.882s, 2020                  3/30/00   3,000,000   $3,056,978   $  3,669,840
                   Commonwealth of Puerto Rico, 9.382s, 2019                        10/5/00   1,250,000    1,279,916      1,353,875
                   Puerto Rico Municipal Finance Agency, FSA, 9.363s, 2017           1/6/00     735,000      690,639        812,910
                   Puerto Rico Municipal Finance Agency, FSA, 9.363s, 2018           1/6/00   3,250,000    3,012,688      3,528,720
                                                                                                                       ------------
                                                                                                                       $  9,365,345
                                                                                                                       ============
California Fund    Los Angeles, CA, RITES, 8.59s, 2014                              7/20/99   5,405,000   $5,638,068   $  6,070,896
                   Puerto Rico Commonwealth, Rol Series Ii R 124B, RITES,
                    XLCA, 7.74s, 2017                                              10/22/01   1,500,000    1,809,600      1,724,580
                   Southern California Metropolitan Water District, RITES,
                    9.532s, 2018                                                    5/07/01   5,000,000    5,794,104      5,816,250
                   State of California, RITES, 7.521s, 2015                         3/10/99   5,000,000    4,922,400      4,911,000
                   State of California, RITES, 9.509s, 2017                          1/3/00   1,250,000    1,273,450      1,364,650
                   University of California Rev., RITES, MBIA, 8.34s, 2016          5/21/99   5,705,000    5,776,940      5,897,829
                                                                                                                       ------------
                                                                                                                       $ 25,785,205
                                                                                                                       ============
Florida Fund       Commonwealth of Puerto Rico, RITES, 9.613s, 2019                  4/6/00   1,000,000   $1,025,574   $  1,223,280
                   State of Florida, RITES, 7.906s, 2017                            4/22/99   3,000,000    3,039,756      2,941,500
                                                                                                                       ------------
                                                                                                                       $  4,164,780
                                                                                                                       ============
Georgia Fund       Atlanta, GA, Water & Wastewater Rev., RITES, FGIC, 9.205s, 2016   4/9/99   4,000,000   $4,587,359   $  4,520,000
                   Puerto Rico, Municipal Finance Agency, RITES, FSA, 10.363s, 2016  1/6/00     500,000      516,987        608,560
                                                                                                                       ------------
                                                                                                                       $  5,128,560
                                                                                                                       ============
Maryland Fund      Guam Power Authority Rev., RITES, AMBAC, 8.509s, 2015            5/20/99   1,680,000   $1,746,376   $  1,777,877
                   Puerto Rico Electric Power Authority, Power Rev., RITES,
                    FSA, 8.556s, 2015                                               9/16/99   1,400,000    1,367,100      1,479,520
                   Puerto Rico Municipal Finance Agency, RITES, FSA, 9.09s, 2019     1/6/00   1,000,000      907,149      1,078,240
                   Puerto Rico Public Finance Corp., RITES, AMBAC, 8.84s, 2013      9/30/99     500,000      507,896        573,890
                   Puerto Rico Public Finance Corp., RITES, AMBAC, 8.84s, 2016      3/31/99   1,520,000    1,703,420      1,723,194
                                                                                                                       ------------
                                                                                                                       $  6,632,721
                                                                                                                       ============
Massachusetts Fund Dudley-Charlton, MA, Regional School District, FGIC,
                    8.863s, 2015                                                    4/28/99   1,365,000   $1,483,528   $  1,483,209
                   Dudley-Charlton, MA, Regional School District, FGIC,
                    8.864s, 2016                                                    4/28/99   1,430,000    1,543,017      1,539,652
                   Dudley-Charlton, MA, Regional School District, FGIC,
                    8.863s, 2018                                                    4/28/99   1,565,000    1,675,492      1,640,026
                   Massachusetts Bay Transit Authority, RITES, Pennsylvania
                    675A, 10.782s, 2016                                             4/19/00   4,835,000    5,430,091      6,082,140
                   Massachusetts Water Resources Authority, RITES, 11.333s, 2019    3/23/00   4,010,000    4,694,445      5,319,265
                   Puerto Rico Public Finance Corp., AMBAC, 9.113s, 2016            3/31/99   2,500,000    2,801,678      2,834,200
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $ 18,898,492
                                                                                                                       ============

At March 31, 2002, restricted securities constituted the following percentages of each fund's net assets:

 ALABAMA         ARKANSAS      CALIFORNIA      FLORIDA        GEORGIA        MARYLAND      MASSACHUSETTS
    FUND             FUND            FUND         FUND           FUND            FUND               FUND
--------------------------------------------------------------------------------------------------------
    6.9%             7.3%            6.1%         4.5%           7.3%            4.1%               7.6%

(9) Change in Accounting Principle
As required, effective April 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to April 1, 2001, the funds did not amortize premium nor accrete market discount on debt securities. Based on securities held by the fund on April 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in the following:


                                          ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA    GEORGIA      MARYLAND   MASSACHUSETTS
                                             FUND         FUND           FUND        FUND       FUND          FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
Increase in cost of securities          $ 44,711     $ 103,806       $ 57,495    $ 36,382    $ 2,101     $ 109,185       $ 265,742
Decrease in net unrealized appreciation $(44,711)    $(103,806)      $(57,495)   $(36,382)   $(2,101)    $(109,185)      $(265,742)

The effect of this change for the year ended March 31, 2002 was as follow:

                                          ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA       GEORGIA   MARYLAND  MASSACHUSETTS
                                             FUND         FUND           FUND        FUND          FUND       FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net investment income     $ 8,091   $ 21,559   $ 24,175     $ 7,958       $(1,660)     $ 23,463    $ 58,036
Increase (decrease) net unrealized appreciation  $(6,489)  $(21,559)  $(16,245)    $(7,431)      $ 1,796      $(23,503)   $(56,868)
Increase (decrease) net realized gain            $(1,602)  $     --   $ (7,930)    $  (527)      $  (136)     $     40    $ (1,168)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF MFS MUNICIPAL SERIES TRUST AND SHAREHOLDERS OF THE PORTFOLIOS OF MFS MUNICIPAL SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 9, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2002.

For federal income tax purposes, approximately 99% of the total dividends paid by each fund from net investment income during the year ended March 31, 2002 were designated as an exempt interest dividend.

                              AVOID A PAPER JAM --
                             SIGN UP FOR EDELIVERY


Reduce the piles of paper in your home while keeping up with the latest developments in your investment portfolio. With MFS' eDelivery service, you can receive e-mail notification whenever your latest MFS fund prospectuses, prospectus supplements, and shareholder reports are available.

These e-mails will contain links that will allow you to immediately download a file of the new report or prospectus, which can then be printed or simply reviewed right from your computer screen. The best part? Once you sign up for eDelivery, printed versions of these pieces will no longer be mailed to your home.

MFS eDelivery is available to shareholders who use MFS(R) Access*, the service that lets shareholders review their account information and request transactions online.

To sign up for eDelivery, visit MFS Account Access at www.mfs.com.



*MFS Access cannot be used for certain retirement plans. Account access to MFS-sponsored 401(k) plans, profit sharing plans, money purchase pension plans, and 403(b) plans is available through MFS(R) Retirement Access

                       WANT TO GIVE A GIFT THAT WON'T GET
                          LOST, BROKEN, OR FORGOTTEN?


                                   [GRAPHIC]

THEN CONSIDER GIVING SHARES OF A MUTUAL FUND.

Mutual fund shares make a unique gift to celebrate a birthday, graduation, wedding, retirement, or any other special occasion. MFS offers a special kit for those who wish to give shares of an MFS mutual fund.

WHAT'S IN THE KIT

-    a certificate you can send to the recipient to commemorate your gift
- the paperwork you must complete to purchase shares, open an account, or transfer shares on the recipient's behalf
- an MFS "ABCs of Investing" brochure that examines the potential benefits of gifting - for the recipient and the giver

HOW TO OBTAIN THE KIT

-    Contact your investment professional, or
-    Call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. ET



For a prospectus on any MFS product, call your investment professional or MFS.

MFS FAMILY OF FUNDS(R)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals. For assistance in determining financial needs and goals, you should consult an investment professional.

                      HIGHER RISK/HIGHER REWARD POTENTIAL

BOND FUNDS

MFS(R) High Yield Opportunities Fund
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) Strategic Income Fund
MFS(R) Municipal State Funds
  AL, AR, CA, FL, GA, MD, MA, MS,
  NY, NC, PA, SC, TN, VA, WV
MFS(R) Municipal Income Fund
MFS(R) Bond Fund
MFS(R) Research Bond Fund
MFS(R) Municipal Bond Fund
MFS(R) Government Securities Fund
MFS(R) Government Mortgage Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Government Limited Maturity Fund

STOCK FUNDS

MFS(R) Technology Fund
MFS(R) Emerging Markets Equity Fund
MFS(R) Global Telecommunications Fund
MFS(R) International New Discovery Fund
MFS(R) Managed Sectors Fund
MFS(R) New Discovery Fund(2)
MFS(R) Emerging Growth Fund
MFS(R) Mid Cap Growth Fund
MFS(R) International Growth Fund
MFS(R) Research International Fund
MFS(R) Global Growth Fund
MFS(R) Strategic Growth Fund
MFS(R) Core Growth Fund
MFS(R) Research Fund
MFS(R) International Investors Trust(3)
MFS(R) Global Equity Fund
MFS(R) Capital Opportunities Fund Massachusetts Investors Growth Stock Fund MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Research Growth and Income Fund Massachusetts Investors Trust
MFS(R) Strategic Value Fund
MFS(R) Value Fund(4)
MFS(R) Utilities Fund
MFS(R) Global Total Return Fund
MFS(R) Total Return Fund
MFS(R) Global Asset Allocation Fund

                        LOWER RISK/LOWER REWARD POTENTIAL

(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) Effective April 14, 2000, the fund is no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a) or 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

(3) Prior to January 1, 2001, MFS(R) International Investors Trust was known as MFS(R) International Growth and Income Fund.

(4) Prior to January 1, 2001, MFS(R) Value Fund was known as MFS(R) Equity Income Fund.

MFS(R) MUNICIPAL SERIES TRUST

The following tables present certain information regarding the Trustees and officers of MFS Municipal Series Trust, of which the funds are series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                       NAME, POSITION WITH THE TRUST, AGE,
            PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)


TRUSTEES JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and President Massachusetts Financial Services Company, Chairman and Chief Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee Massachusetts Financial Services Company, President and Director

KEVIN J. PARKE* (born 12/14/59) Trustee Massachusetts Financial Services Company, Chief Investment Officer, Executive Vice President and Director

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery

THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)

WILLIAM R. GUTOW (born 09/27/41) Trustee Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer

LAWRENCE T. PERERA (born 06/23/35) Trustee Hemenway & Barnes (attorneys),
Partner

WILLIAM J. POORVU (born 04/10/35) Trustee Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee

J. DALE SHERRATT (born 09/23/38) Trustee Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Paragon Trade Brands, Inc. (disposable consumer products), Director; Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

ELAINE R. SMITH (born 04/25/46) Trustee Independent health care industry consultant

WARD SMITH (born 09/13/30) Trustee Private investor; Sundstrand Corporation (manufacturer of highly engineered products for industrial and aerospace applications), Director (until June 1999)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

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MFS(R) MUNICIPAL SERIES TRUST
OFFICERS

JEFFREY L. SHAMES (born 06/02/55)
Trustee, Chairman and President Massachusetts Financial Services Company, Chairman and Chief Executive Officer

JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk
Massachusetts Financial Services Company,
Senior Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company,
Vice President (since August 2000);
UAM Fund Services,
Senior Vice President (prior to August 2000)

ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer
Massachusetts Financial Services Company,
Vice President (since September 1996)

JAMES O. YOST (born 06/12/60)
Assistant Treasurer
Massachusetts Financial Services Company,
Senior Vice President


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741



DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741



PORTFOLIO MANAGERS
Michael L. Dawson+
Geoffrey L. Schechter+



CUSTODIAN
State Street Bank and Trust Company



AUDITORS
Deloitte & Touche LLP



INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).



INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the
Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.



WORLD WIDE WEB
www.mfs.com

    + MFS Investment Management

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MFS(R) MUNICIPAL SERIES TRUST

MFS(R) MUNICIPAL SERIES TRUST

MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund

[LOGO](R)
INVESTMENT MANAGEMENT


                                                  BULK RATE
                                                 U.S. POSTAGE
                                                     PAID
                                                      MFS

      500 BOYLSTON STREET
      BOSTON, MA 02116-3741


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(C)2002 MFS Investment Management.(R)

MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500
Boylston Street, Boston, MA 02116.                               MST-2A-5/02/39M